File Nos. 33-12381 and 811-5047

               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549
                            FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  [ X ]

               Pre-Effective Amendment No.    _______    [   ]

               Post-Effective Amendment No.    11        [ X ]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
                              OF 1940                    [ X ]

               Amendment No.     12                      [ X ]

                   TAX-FREE FUND OF COLORADO
       (Exact Name of Registrant as Specified in Charter)

                 380 Madison Avenue, Suite 2300
                    New York, New York 10017
            (Address of Principal Executive Offices)

                          (212) 697-6666
                (Registrant's Telephone Number)

                        EDWARD M.W. HINES
                 Hollyer Brady Smith Troxell
                 Barrett Rockett Hines & Mone LLP
                  551 Fifth Avenue, 27th Floor
                     New York, New York 10176
            (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):
 ___
[___]  immediately upon filing pursuant to paragraph (b)
[_X_]  on (April 30, 1997) pursuant to paragraph (b)
[___]  60 days after filing pursuant to paragraph (a)(i)
[___]  on (date) pursuant to paragraph (a)(i)
[___]  75 days after filing pursuant to paragraph (a)(ii)
[___]  on (date) pursuant to paragraph (a)(ii) of Rule 485. [___]
This post-effective amendment designates a new effective date for a previous post-effective amendment.

Registrant hereby declares, pursuant to Section (a)(1) of Rule 24f-2 under the Investment Company Act of 1940, that Registrant has registered an indefinite number of its shares under the Securities Act of 1933 pursuant to that Section, and that the Rule 24f-2 Notice for Registrant's fiscal year ended December 31, 1995 was filed in February 1997.

                    TAX-FREE FUND OF COLORADO
                      CROSS REFERENCE SHEET

Part A of
Form N-1A
Item No.       Prospectus Caption(s)
1..............Cover Page
2..............Table of Expenses
3..............Financial Highlights
4..............Introduction; Investment of the Trust's
                  Assets; Investment Restrictions; General
                  Information
5..............Management Arrangements
5A.............**
6..............General Information; Dividend and Tax
                  Information
7..............Net Asset Value per Share; How to Invest in
                  the Trust; Exchange Privilege
8..............How to Redeem Your Investment; Automatic
                  Withdrawal Plan; Exchange Privilege
9..............*

Part B of
Form N-1A      Statement of Additional Information
Item No.       or Prospectus Caption(s)
10.............Cover Page
11.............Cover Page
12.............*
13.............Investment of the Trust's Assets; Municipal
                  Bonds; Investment Restrictions
14.............Trustees and Officers
15.............General Information;
                  Trustees and Officers
16.............Additional Information as to Management
                  Arrangements; General Information
17.............Additional Information as to Management
                  Arrangements
18.............General Information
19.............Limitations of Redemptions in Kind;
                  Computation of Net Asset Value; Automatic
           Withdrawal Plan; Distribution Plan
20.............Additional Tax Information
21.............How to Invest in the Trust (Prospectus
                  caption); General Information
22.............Performance

 * Not applicable or negative answer
** Contained in the annual report of the Registrant

                    Tax-Free Fund of Colorado
                  380 Madison Avenue Suite 2300
                       New York, NY 10017
                   800-USA-COL2 (800-872-2652)
                          212-697-6666

Prospectus
Class A Shares
Class C Shares                                 April 30, 1997

The Fund is a mutual fund whose objective is to seek to provide as high a level of current income exempt from Colorado and regular Federal income taxes as is consistent with preservation of capital by investing in municipal obligations which pay interest exempt from Colorado State and Federal income taxes. These municipal obligations must, at the time of purchase, either be rated within the four highest credit ratings (considered as investment grade) assigned by Moody's Investors Service, Inc. or Standard & Poor's Corporation, or, if unrated, be determined to be of comparable quality by the Fund's Adviser, KPM Investment Management, Inc.

        This Prospectus concisely states information about the Fund that you should know before investing. A Statement of Additional Information about the Fund dated April 30, 1997, (the "Additional Statement") has been filed with the Securities and Exchange Commission and is available without charge upon written request to Administrative Data Management Corp., the Fund's Shareholder Servicing Agent, at the address given below, or by calling the telephone number(s) given below. The Additional Statement contains information about the Fund and its management not included in the Prospectus. The Additional Statement is incorporated by reference in its entirety in the Prospectus. Only when you have read both the Prospectus and the Additional Statement are all material facts about the Fund available to you.

        SHARES OF THE FUND ARE NOT DEPOSITS IN, OBLIGATIONS OF OR GUARANTEED OR ENDORSED BY ANY BANK. SHARES OF THE FUND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY OR GOVERNMENT SPONSORED AGENCY OF THE FEDERAL GOVERNMENT OR ANY STATE.

     AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS,
INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

       For Purchase, Redemption or Account inquiries contact
             The Fund's Shareholder Servicing Agent:
            Administrative Data Management Corp.

           581 Main Street, Woodbridge, NJ 07095-1198
           Call 800-872-2651 toll free or 908-855-5731

           For General Inquiries & Yield Information,
           Call 800-872-2652 toll free or 212-697-6666

This Prospectus Should Be Read and Retained For Future Reference

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[LOGO]
TAX-FREE FUND OF COLORADO
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The Fund invests in tax-free municipal securities, primarily the kinds of obligations issued by various communities and political subdivisions within Colorado. Most of these securities are used to finance long-term municipal projects; examples are pictured above. (See "Investment of the Fund's Assets.") The municipal obligations which financed these particular projects were included in the Fund's portfolio as of April 24, 1997, and together represented 14.5% of the Fund's portfolio. Since the portfolio is subject to change, the Fund may not necessarily own these specific securities at the time of the delivery of this Prospectus.

                           HIGHLIGHTS

     Tax-Free Fund of Colorado, founded by Aquila Management Corporation in 1987 and one of the Aquilasm Group of Funds, is an open-end mutual fund which invests in tax-free municipal bonds, the kind of obligations issued by the State of Colorado, its counties and various other local authorities to finance such long-term public purpose projects as schools, universities, housing, transportation, utilities, hospitals and water and sewer facilities throughout Colorado. (See "Introduction.")

     Tax-Free Income - The municipal obligations in which the Fund invests pay interest which is exempt from both regular Federal and State of Colorado income taxes. Dividends paid by the Fund from this income are likewise free of both such taxes. It is, however, possible that in certain circumstances a small portion of the dividends paid by the Fund will be subject to income taxes. The Federal alternative minimum tax may apply to some investors, but its impact will be limited since not more than 20% of the Fund's net assets can be invested in obligations paying interest which is subject to this tax. The receipt of exempt-interest dividends from the Fund may result in some portion of social security payments or railroad retirement benefits being included in taxable income. Capital gains distributions, if any, are taxable. (See "Dividend and Tax Information.")

     Investment Grade - The Fund will acquire only those municipal obligations which, at the time of purchase, are within the four highest credit ratings assigned by Moody's Investors Service, Inc. or Standard & Poor's Corporation, or are determined by the Adviser to be of comparable quality. In general there are nine separate credit ratings, ranging from the highest to the lowest credit ratings for municipal obligations. Obligations within the top four ratings are considered "investment grade," but those in the fourth rating may have speculative characteristics as well. (See "Investment of the Fund's Assets.")

     Initial Investment - You may open your account with any purchase of $1,000 or more or by opening an Automatic Investment Program which makes purchases of $50 or more each month. See the Application, which is in the back of the Prospectus. (See "How to Invest in the Fund," which includes applicable sales charge information.)

     Additional Investments - You may make additional investments at any time and in any amount, directly or, if in an amount of $50 or more, through the convenience of having your investment electronically transferred from your financial institution account into the Fund by Automatic Investment or Telephone
Investment. (See "How to Invest in the Fund.")

     Alternative Purchase Plans - The Fund provides two alternative ways for individuals to invest. (See "Alternative Purchase Plans.") One way permits individual investors to pay distribution and certain service charges principally at the time they purchase shares; the other way permits investors to pay such costs over a period of time, but without paying anything at time of purchase, much as goods can be purchased on an installment plan. For this purpose the Fund offers the following classes of shares, which differ in their expense levels and sales charges:

     *Front-Payment Class Shares ("Class A Shares") are offered to anyone at net asset value plus a sales charge, paid at the time of purchase, at the maximum rate of 4.0% of the public offering price, with lower rates for larger purchases. (See "How to Purchase Class A Shares.") Class A Shares are subject to an asset retention service fee under the Fund's Distribution Plan at the rate of 0.05 of 1% of the average annual net assets represented by the Class A Shares. (See "Distribution Plan.")

     *Level-Payment Class Shares ("Class C Shares") are offered to anyone at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years after the date of purchase at the aggregate annual rate of 1% of the average annual net assets of the Class C Shares. (See "Distribution Plan" and "Shareholder Services Plan for Class C Shares.") Six years after the date of purchase, Class C Shares are automatically converted to Class A Shares. If you redeem Class C Shares before you have held them for 12 months from the date of purchase you will pay a contingent deferred sales charge ("CDSC"); this charge is 1%, calculated on the net asset value of the Class C Shares at the time of purchase or at redemption, whichever is less. There is no CDSC after Class C Shares have been held beyond the applicable period. (See "Alternative Purchase Plans," "Computation of the Holding Periods for Class C Shares" and "How to Purchase Class C Shares.")

     The Fund also issues Institutional Class Shares ("Class Y
Shares") that are sold only to certain institutional investors.
Class Y Shares are not offered by this Prospectus.

        Class A Shares and Class C Shares are only offered for sale in certain states. (See "How to Invest in the Fund.") If shares of the Fund are sold outside those states the Fund can redeem them. If your state of residence is not Colorado, the dividends from the Fund may be subject to income taxes of the state in which you reside. Accordingly, you should consult your tax adviser before acquiring shares of the Fund.

        Monthly Income - Dividends are declared daily and paid monthly. At your choice, dividends are paid by check mailed to you, directly deposited into your financial institution account or automatically reinvested without sales charge in additional shares of the Fund at the then-current net asset value. Specific classes of shares will have different dividend amounts due to their particular expense levels. (See "Dividend and Tax Information.")

        Many Different Issues - You have the advantages of a portfolio which consists of over 154 issues with different maturities. (See "Investment of the Fund's Assets.")

        Local Portfolio Management - KPM Investment Management, Inc. (the "Adviser") serves as the Fund's investment adviser. It is a wholly-owned subsidiary of KFS Corporation, a member of the Mutual of Omaha Companies. The Fund's portfolio is managed in the Adviser's Denver office. Founded in 1981, the Adviser provides discretionary equity fixed income and balanced account management to mutual funds, retirement plans, foundations, endowments and high net-worth individuals and currently manages over $1 billion of clients' assets.

     The Fund is obligated to pay investment advisory fees at the rate of 0.20 of 1% of average annual net assets to the Adviser and administration fees at the rate of 0.30 of 1% of such net assets to its Administrator (for total fees at the rate of 0.50 of 1% of average annual net assets). These fees are subject to reduction when the Fund makes certain payments under the Distribution Plan. (See "Table of Expenses," "Distribution Plan" and "Management Arrangements.") Some or all of these fees may be waived by the Adviser and Administrator.

        Redemptions - Liquidity - You may redeem any amount of your account on any business day at the next determined net asset value by telephone, FAX or mail request, with proceeds being sent to a predesignated financial institution, if you have elected Expedited Redemption. Proceeds will be wired or transferred through the facilities of the Automated Clearing House, wherever possible, upon request, if in an amount of $1,000 or more, or will be mailed. For these and other redemption procedures see "How to Redeem Your Investment." There are no penalties or redemption fees for redemption of Class A Shares. However, there is a contingent deferred sales charge with respect to certain Class A Shares which have been purchased in amounts of $1 million or more (see "Purchase of $1 Million or More"). If you redeem Class C Shares before you have held them for 12 months from the date of purchase you will pay a contingent deferred sales charge ("CDSC") at the rate of 1%. (See "Alternative Purchase Plans" -- "Class C Shares.")

     Certain Stabilizing Measures - The Fund will employ such traditional measures as varying maturities, upgrading credit standards for portfolio purchases, broadening diversification and increasing its position in cash, in an attempt to protect against declines in the value of its investments and other market risks. (See "Certain Stabilizing Measures.")

        Exchanges - You may exchange Class A or Class C Shares of the Fund into corresponding classes of shares of other Aquila-sponsored tax-free municipal bond mutual funds or two Aquila-sponsored equity funds. You may also exchange them into shares of the Aquila-sponsored money market funds. The exchange prices will be the respective net asset values of the shares. (See "Exchange Privilege.")

        Risks and Special Considerations - The share price, determined on each business day, varies with the market prices of the Fund's portfolio securities, which fluctuate with market conditions, including prevailing interest rates. Accordingly, the proceeds of redemptions may be more or less than your original cost. (See "Factors Which May Affect the Value of the Fund's Investments and Their Yields.") The Fund's assets, being primarily or entirely Colorado issues, are subject to economic and other conditions affecting Colorado. (See "Risk Factors and Special Considerations Regarding Investment in Colorado Obligations.") Moreover, the Fund is classified as a "non-diversified" investment company, because it may choose to invest in the obligations of a relatively limited number of issuers. (See "Investment of the Fund's Assets.") The Fund may also, to a limited degree, buy and sell futures contracts and options on futures contracts, although since inception the Fund has not done so and has no present intention to do so. There may be risks associated with these practices. (See "Certain Stabilizing Measures.")

     Statements and Reports - You will receive statements of your account monthly as well as each time you add to your account or take money out. Additionally, you will receive a Semi-Annual
Report and an audited Annual Report.


                           TAX-FREE FUND OF COLORADO
                               TABLE OF EXPENSES


                                                          Class A    Class C
 Shareholder Transaction Expenses                         Shares     Shares
   Maximum Sales Charge Imposed on Purchases              4.00%      None
     (as a percentage of the offering price)
   Maximum Sales Charge Imposed on Reinvested Dividends   None       None
   Deferred Sales Charge                                  None(1)    1.00%(2)
   Redemption Fees                                        None       None
   Exchange Fee                                           None       None

Annual Fund Operating Expenses(3)
  (as a percentage of average net assets)

     Investment Advisory Fee                              0.20%(5)   0.20%(6)
     12b-1 Fee                                            0.05%(5)   0.75%
     All Other Expenses(4)                                0.49%      0.74%
       Administration Fee(4)                         0.30%(5)  0.30%(6)
       Service Fee                                   None      0.25%
       Other Expenses(4)                             0.19%     0.19%
     Total Fund Operating Expenses(4)                     0.74%      1.69%

Example(7)
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each time period:


                              1 Year    3 Years   5 Years   10 Years
Class A Shares                $47       $63       $80       $128
Class C Shares
  With complete redemption
    at end of period          $27       $53       $92       $151(8)
  With no redemption          $17       $53       $92       $151(8)


(1) Certain shares purchased in transactions of $1 million or more without a sales charge may be subject to a contingent deferred sales charge of up to 1% upon redemption during the first four years after purchase. See "Purchase of $1 Million or More".

(2) A contingent deferred sales charge of 1% is imposed on the redemption proceeds of the shares (or on the original price, whichever is lower) if redeemed during the first 12 months after purchase.

(3) Estimated based upon amounts incurred by the Fund during its most recent fiscal year, restated to reflect current arrangements. Class A Shares were outstanding during the entire period. Class C Shares were established on April 30, 1996.

(4) Other expenses do not reflect a 0.01% expenses offset in custodian fees received for uninvested cash balances. Reflecting this amount, other expenses, all other expenses, and total Fund operating expenses for Class A Shares would have been 0.18%, 0.48%, and 0.73%; for Class C Shares, these expenses would have been 0.18%, 0.73% and 1.68%.

(5) The shareholders of the Fund have approved a change in the Fund's Distribution Plan which would increase 12b-1 fee payments from 0.05 of 1% of the assets of the Fund allocable to Class A Shares to 0.15 of 1% of such assets. However, on implementation of such change the advisory and administration fees payable by the Fund will be reduced so that the overall expenses of the Fund will remain the same. Implementation of the change was to have occurred on October 1, 1996 but has been indefinitely postponed. When and if the change is implemented the Prospectus will be supplemented. See "Distribution Plan."

(6) As discussed in note 5, upon implementation of new fee arrangements for Class A Shares, the advisory fee and the administration fee for Class C Shares will also be reduced from an annual rate of 0.20% to 0.16%, and from 0.30% to 0.24%, respectively.

(7) The expense example is based upon the above shareholder transaction expenses (in the case of Class A Shares, this includes a sales charge of $40 for a $1,000 investment) and annual Fund operating expenses. It is also based upon amounts at the beginning of each year which includes the prior year's assumed results. A year's results consist of an assumed 5% annual return less total operating expenses; the expense ratio was applied to an assumed average balance (the year's starting investment plus one-half the year's results). Each figure represents the cumulative expenses so determined for the period specified.

(8) Six years after the date of purchase, Class C Shares are automatically converted to Class A Shares.



THE EXAMPLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THE SECURITIES AND EXCHANGE COMMISSION SPECIFIES THAT ALL MUTUAL FUNDS USE THE 5% ANNUAL RATE OF RETURN FOR PURPOSES OF PREPARING THE ABOVE EXAMPLE. THE EXAMPLE ALSO REFLECTS THE
MAXIMUM SALES CHARGE. (SEE "HOW TO INVEST IN THE FUND".)

The purpose of the above table is to assist the investor in understanding the various costs that an investor in the Fund will bear directly or indirectly. The assumed 5% annual return should not be interpreted as a prediction of an actual return, which may be higher or lower.


                           TAX-FREE FUND OF COLORADO
                             FINANCIAL HIGHLIGHTS
                FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

     The following table of Financial Highlights as it relates to the five years ended December 31, 1996 has been audited by KPMG Peat
Marwick LLP, independent auditors, whose report thereon is included in the Fund's financial statements contained in its Annual Report, which are incorporated by reference into the Additional Statement.
The information provided in the table should be read in conjunction with the financial statements and related notes.(+) The Fund's Annual
Report contains additional information about the Fund's performance and is available upon request without charge.

                                       Class A(3)
                                   Year ended December 31,      Class C(4)
                              1996     1995     1994     1993     1996
Net Asset Value, Beginning
  of Year                     $10.56   $9.82    $10.77   $10.38   $10.31

Income from Investment
 Operations:
  Net investment income        0.52     0.54     0.55     0.57     0.28
  Net gain (loss) on
    securities (both
    realized and unrealized)  (0.13)    0.74    (0.95)    0.55     0.12
  Total from Investment
    Operations                 0.39     1.28    (0.40)    1.12     0.40

Less Distributions:
  Dividends from net
    investment income         (0.54)   (0.54)   (0.55)   (0.57)   (0.30)
  Distributions from
    capital gains               -        -        -      (0.16)     -
  Total Distributions         (0.54)   (0.54)   (0.55)   (0.73)   (0.30)

Net Asset Value, End of
  Year                        $10.41   $10.56    $9.82   $10.77   $10.41

Total Return (not
  reflecting sales load)       3.78     13.28   (3.80)    11.10   3.78(1)

Ratios/Supplemental Data
  Net Assets, End of Year
    (in thousands)           214,392  219,306  199,075  222,277    915
  Ratio of Expenses to
    Average Net Assets         0.69     0.63     0.57     0.53    1.64(2)
  Ratio of Net Investment
    Income to Average Net
    Assets                     5.03     5.21     5.36     5.32    4.08(2)
  Portfolio Turnover Rate     10.96    14.20    15.53    20.89    10.96


Net investment income per share and the ratios of income and expenses to average net assets without the Adviser's and Administrator's voluntary waiver of fees, the Administrator's voluntary expense reimbursement and the expense offset in custodian fees for uninvested cash balances would have been:

  Net Investment Income       0.51    0.52     0.53     0.55    0.27
  Ratio of Expenses to
    Average Net Assets        0.75    0.77     0.76     0.73    1.70(2)
  Ratio of Net Investment
    Income to Average Net
    Assets                    4.97    5.07     5.17     5.12    4.02(2)


                                 Class A(3)
                  1992     1991     1990     1989     1988     1987(*)
                 $10.18   $9.77    $9.80    $9.66    $9.51    $9.60
                  0.61     0.62     0.64     0.67     0.63     0.27
                  0.28     0.41    (0.03)    0.14     0.14    (0.07)
                  0.89     1.03     0.61     0.81     0.77     0.20
                 (0.61)   (0.62)   (0.64)   (0.67)   (0.62)   (0.29)
                 (0.08)     -        -        -        -        -
                 (0.69)   (0.62)   (0.64)   (0.67)   (0.62)   (0.29)
                 $10.38   $10.18    $9.77    $9.80    $9.66    $9.51
                  9.00    10.96     6.59     8.59     8.84    2.12(1)
                174,031  129,760   88,086   55,901   22,884    7,678
                  0.45     0.43     0.27     0.14     0.06    0.66(2)
                  5.90     6.25     6.56     6.62     6.72    5.72(2)
                 25.88    25.47    23.73    34.29     8.13     5.02
                  0.59     0.58     0.59     0.57     0.55     0.20
                  0.70     0.80     0.75     1.00     1.41    2.98(2)
                  5.65     5.88     6.08     5.73     5.37    3.40(2)

(1) Not annualized.

(2) Annualized.

(3) Designated as Class A Shares on April 30, 1996.

(4) New Class of Shares established on April 30, 1996.

(5) For the period from May 21, 1987 (commencement of operations) to December 31, 1987.

+ On April 19, 1991, Norwest Bank Denver, National Association, originally the Fund's Investment Adviser, became Sub-Adviser and Norwest Bank Minnesota, National Association became Investment Adviser upon completion of a merger with Norwest Corporation. On October 1, 1992, Kirkpatrick, Pettis, Smith, Polian Inc. became the Fund's Investment Adviser. On July 1, 1994, its wholly owned subsidiary KPM Investment Management, Inc. became the Fund's Adviser. On June 13, 1989, Aquila Management Corporation, originally the Fund's Sub-Adviser and Administrator became Administrator only. (See "Management Arrangements").


                          INTRODUCTION

     The Fund's shares are designed to be a suitable investment for investors who seek income exempt from Colorado State and regular Federal income taxes.

     You may invest in shares of the Fund as an alternative to direct investments in Colorado Obligations, as defined below, which may include obligations of certain non-Colorado issuers. The Fund offers you the opportunity to keep assets fully invested in a vehicle that provides a professionally managed portfolio of Colorado Obligations which may, but not necessarily will, be more diversified, higher yielding or more stable and more liquid than you might be able to obtain on an individual basis by direct purchase of Colorado Obligations. Through the convenience of a single security consisting of shares of the Fund, you are also relieved of the inconvenience associated with direct investments of fixed denominations, including the selecting, purchasing, handling, monitoring call provisions and safekeeping of Colorado Obligations.

     Colorado Obligations are a type of municipal obligation. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for various public purposes. The two principal classifications of municipal obligations are "notes" and "bonds." Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less while municipal bonds have extended maturities. Municipal notes include: project notes, which sometimes carry a U.S. Government guarantee; tax anticipation notes; revenue anticipation notes; bond anticipation notes; construction loan notes and floating and variable rate demand notes. Municipal obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment. The purposes for which municipal obligations such as bonds are issued include the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which municipal obligations may be issued include the refunding of outstanding obligations, the obtaining of funds for general operating expenses and the obtaining of funds to lend to other public institutions and facilities.

                 INVESTMENT OF THE FUND'S ASSETS

     In seeking its objective of providing as high a level of current income which is exempt from both Colorado State and regular Federal income taxes as is consistent with the preservation of capital, the Fund will invest in Colorado Obligations (as defined below). There is no assurance that the Fund will achieve its objective, which is a fundamental policy of the Fund. (See "Investment Restrictions.")

     As used in the Prospectus and the Additional Statement, the term "Colorado Obligations" means obligations, including those of certain non-Colorado issuers, of any maturity which pay interest which, in the opinion of bond counsel or other appropriate counsel, is exempt from regular Federal income taxes and not subject to Colorado income taxes. Although exempt from regular Federal income tax, interest paid on certain types of Colorado Obligations, and dividends which the Fund might pay from this interest, are preference items as to the Federal alternative minimum tax; for further information, see "Dividend and Tax Information." As a fundamental policy, at least 80% of the Fund's net assets will be invested in Colorado Obligations the income paid upon which will not be subject to the alternative minimum tax; accordingly, the Fund can invest up to 20% of its net assets in obligations which are subject to the Federal alternative minimum tax. The Fund may refrain entirely from purchasing these types of Colorado Obligations. (See "Dividend and Tax Information.")

     The non-Colorado bonds or other obligations the interest on which is exempt under present law from regular Federal and Colorado income taxes are those issued by or under the authority of Guam, the Northern Mariana Islands, Puerto Rico and the Virgin Islands. The Fund will not purchase Colorado Obligations of non-Colorado issuers unless Colorado Obligations of Colorado issuers of the desired quality, maturity and interest rate are not available. As a Colorado-oriented fund, at least 65% of the Fund's total assets will be invested in Colorado Obligations of Colorado issuers. The Fund invests only in Colorado Obligations and, possibly, in Futures and options on Futures (see below) for protective (hedging) purposes.

     In general, there are nine separate credit ratings ranging from the highest to the lowest quality standards for municipal obligations. So that the Fund will have a portfolio of quality oriented (investment grade) securities, the Colorado Obligations which the Fund will purchase must, at the time of purchase, either (i) be rated within the four highest credit ratings assigned by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"); or (ii) if unrated, be determined to be of comparable quality to municipal obligations so rated by KPM Investment Management, Inc. (the "Adviser"), subject to the direction and control of the Fund's Board of Trustees. Municipal obligations rated in the fourth highest credit rating are considered by such rating agencies to be of medium quality and thus may present investment risks not present in more highly rated obligations. Such bonds lack outstanding investment characteristics and may in fact have speculative characteristics as well; changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher grade bonds. If after purchase the rating of any rated Colorado Obligation is downgraded such that it could not then be purchased by the Fund, or, in the case of an unrated Colorado Obligation, if the Adviser determines that the unrated obligation is no longer of comparable quality to those rated obligations which the Fund may purchase, it is the current policy of the Fund to cause any such obligation to be sold as promptly thereafter as the Adviser in its discretion determines to be consistent with the Fund's objectives; such obligation remains in the Fund's portfolio until it is sold. In addition, because a downgrade often results in a reduction in the market price of a downgraded obligation, sale of such an obligation may result in a loss. See Appendix A to the Additional Statement for further information as to these ratings. The Fund can purchase industrial development bonds only if they meet the definition of Colorado Obligations, i.e., the interest on them is exempt from Colorado State and regular Federal income taxes.

     The Fund is classified as a "non-diversified" investment company under the Investment Company Act of 1940 (the "1940 Act"). The Fund also intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code (the "Code"). One of the tests for such qualification under the Code is, in general, that at the end of each fiscal quarter of the Fund, at least 50% of its assets must consist of (i) cash; and (ii) securities which, as to any one issuer, do not exceed 5% of the value of the Fund's assets. If the Fund had elected to register under the 1940 Act as a "diversified" investment company, it would have to meet the same test as to 75% of its assets. The Fund may therefore not have as much diversification among securities, and thus diversification of risk, as if it had made this election under the 1940 Act. In general, the more the Fund invests in the securities of specific issuers, the more the Fund is exposed to risks associated with investments in those issuers. The Fund's assets, being primarily or entirely Colorado issues, are accordingly subject to economic and other conditions affecting Colorado. (See "Risk Factors and Special Considerations Regarding Investment in Colorado Obligations.")

Certain Stabilizing Measures

     The Fund will employ such traditional measures as varying maturities, upgrading credit standards for portfolio purchases, broadening diversification and increasing its position in cash and cash equivalents in attempting to protect against declines in the value of its investments and other market risks. There can, however, be no assurance that these will be successful. Although the Fund has no current intention of using futures and options, to the limited degree described below, these may be used to attempt to hedge against changes in the market price of the Fund's Colorado Obligations caused by interest rate fluctuations. Futures and options could also provide a hedge against increases in the cost of securities the Fund intends to purchase.

     Although it does not currently do so, and since inception has not done so, the Fund may buy and sell futures contracts relating to indices on municipal bonds ("Municipal Bond Index Futures") and to U.S. government securities ("U.S. Government Securities Futures"); both kinds of futures contracts are "Futures." The Fund may also write and purchase put and call options on Futures.

        As a matter of fundamental policy the Fund will not buy or sell a Future or an option on a Future if thereafter more than 10% of its net assets would be in initial or variation margin on such Futures and options on them, and in premiums on such options. The Fund will not enter into Futures or options for which the aggregate initial margins and premiums paid for options exceed 5% of the fair market value of the Fund's assets. (See the Additional Statement.)

     The primary risks associated with the use of Futures and options are: (i) imperfect correlation between the change in the market value of the securities held in the Fund's portfolio and the prices of Futures or options purchased or sold by the Fund;
(ii) incorrect forecasts by the Adviser concerning interest rates which may result in the hedge being ineffective; and (iii) possible lack of a liquid secondary market for a Future or option; the resulting inability to close a Futures or options position could adversely affect the Fund's hedging ability.

     For a hedge to be completely effective, the price change of the hedging instrument should equal the price change of the security being hedged. The risk of imperfect correlation of these price changes is increased as the composition of the Fund's portfolio is divergent from the debt securities underlying the hedging instrument. To date, the Adviser has had no experience in the use of Futures or options on them.

     The liquidity of a secondary market in a Future may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which restrict the amount of change in the contract price allowed during a single trading day. Thus, once a daily limit is reached, no further trades may be entered into beyond the limit, thereby preventing the liquidation of open positions. Prices have in the past reached the daily limit on a number of consecutive trading days. For further information about Futures and options, see the Additional Statement.

     When and if the Fund determines to use Futures and options, the Prospectus will be supplemented.

Floating and Variable Rate Demand Notes

     Floating and variable rate demand notes are tax-exempt obligations which may have a stated maturity in excess of one year, but permit the holder to demand payment of principal at any time, or at specified intervals not exceeding one year, in each case upon not more than 30 days' notice. The issuer of such notes normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the note plus accrued interest upon a specified number of days' notice to the noteholders. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted automatically at specified intervals.

Participation Interests

     The Fund may purchase from financial institutions participation interests in Colorado Obligations (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives the Fund an undivided interest in the underlying Colorado Obligations in the proportion that the Fund's participation interest bears to the total amount of the underlying Colorado Obligations. All such participation interests must meet the Fund's credit requirements. (See "Limitation to 10% as to Certain Investments.")

When-Issued and Delayed Delivery Purchases

     The Fund may buy Colorado Obligations on a when-issued or delayed delivery basis when it has the intention of acquiring them. The Colorado Obligations so purchased are subject to market fluctuation and no interest accrues to the Fund until delivery and payment take place; their value at the delivery date may be less than the purchase price. The Fund cannot enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments. If the Fund chooses to dispose of the right to acquire a when-issued obligation prior to its acquisition, it could, as with the disposition of any other portfolio holding, incur a gain or loss due to market fluctuation; any such gain would be a taxable short-term gain. The Fund places an amount of assets equal in value to the amount due on the settlement date for the when-issued or delayed delivery securities being purchased in a segregated account with the Custodian, which is marked to market every business day. See the Additional Statement for further information.

Limitation to 10% as to Certain Investments

     The Fund cannot purchase Colorado Obligations that are not readily marketable if thereafter more than 10% of its net assets would consist of such investments. However, this 10% limit does not include any Colorado Obligations as to which the Fund can exercise the right to demand payment in full within three days and as to which there is a secondary market. Floating and variable rate demand notes and participation interests (including municipal lease/purchase obligations) are considered illiquid unless determined by the Board of Trustees to be readily marketable. (See the Additional Statement.)

Current Policy as to Certain Obligations

     The Fund will not invest more than 25% of its total assets in (i) Colorado Obligations the interest on which is paid from revenues of similar type projects or (ii) industrial development bonds, unless this Prospectus and/or the Additional Statement are supplemented to reflect the change and to give additional information.

Factors Which May Affect the Value of
the Fund's Investments and Their Yields

        The value of the Colorado Obligations in which the Fund invests will fluctuate depending in large part on changes in prevailing interest rates and may be subject to other market factors as well. If the prevailing interest rates go up after the Fund buys Colorado Obligations, the value of these obligations will normally go down; if these rates go down, the value of these obligations will normally go up. Changes in value and yield based on changes in prevailing interest rates may have different effects on short-term Colorado Obligations than on long-term obligations. Long-term obligations (which often have higher yields) may fluctuate in value more than short-term ones. For this reason, the Fund may, to achieve a defensive position, shorten the average maturity of its portfolio.

Risk Factors and Special Considerations Regarding
Investment in Colorado Obligations

     The following is a discussion of the general factors that might influence the ability of Colorado issuers to repay principal and interest when due on the Colorado Obligations contained in the portfolio of the Fund. Such information is derived from sources that are generally available to investors and is believed by the Fund to be accurate, but has not been independently verified and may not be complete.

     Because of limitations contained in the state constitution, the State of Colorado issues no general obligation bonds secured by the full faith and credit of the state. Several agencies and instrumentalities of state government are authorized by statute to issue bonds secured by revenues from specific projects and activities. Additionally, the state currently is authorized to issue short-term revenue anticipation notes.

     There are approximately 2,000 units of local government in Colorado, including counties, statutory cities and towns, home-rule cities and counties, school districts and a variety of water, irrigation, and other special districts and special improvement districts, all with various constitutional and statutory authority to levy taxes and incur indebtedness. The major source of revenue for funding such indebtedness is the ad valorem property tax, which presently is levied and collected solely at the local level, although the state is also authorized to levy such taxes. There is a statutory restriction on the amount of annual increases in taxes that can be levied by the various taxing jurisdictions in Colorado without electoral approval.

        In 1992, an amendment to the Constitution of the State of Colorado was approved and went into effect. In general, the effect of the amendment was to limit the ability of the State and local governments to increase revenues and expenditures, issue debt and enter into other financial obligations and raise taxes.

        Colorado's economy is diversified and the state has become the services center for the Rocky Mountain region. The state's economy includes agriculture, manufacturing (especially high technology and communications), construction, tourism (ski resorts and national parks) and mining (primarily oil production). Colorado has recovered from economic difficulties experienced during the past several years, which caused state government revenue shortfalls at that time.

     Employment in Colorado is diversified among services, trade, government and manufacturing. Employment growth in Colorado has exceeded that of the United States as a whole since 1989.

     It can be expected that federal deficit reduction measures will have significant direct and indirect impact on the economy of the state as a whole and on specific localities with a large presence of federal activity. As a result of all these factors, there can be no assurance that further economic difficulties and their impact on state and local government finances will not adversely affect the market value of the Colorado Obligations held by the Fund or the ability of the respective obligors to pay debt service on certain of such obligations. Obligations of non-Colorado issuers are subject to the risks of general economic and other factors affecting those issuers.

                     INVESTMENT RESTRICTIONS

     The Fund has a number of policies about what it can and cannot do. Certain of these policies, identified in the Prospectus and Additional Statement as "fundamental policies," cannot be changed unless the holders of a "majority," as defined in the 1940 Act, of the Fund's outstanding shares vote to change them. (See the Additional Statement for a definition of such a majority.) All other policies can be changed from time to time by the Board of Trustees without shareholder approval. Some of the more important of the Fund's fundamental policies, not otherwise identified in the Prospectus, are set forth below; others are listed in the Additional Statement.

1. The Fund invests only in certain limited securities.

     The Fund cannot buy any securities other than the Colorado
Obligations meeting the standards stated under "Investment of the Fund's Assets"; the Fund can also purchase and sell Futures and options on them within the limits there discussed.

2. The Fund has industry investment requirements.

     The Fund cannot buy the obligations of issuers in any one industry if more than 25% of its total assets would then be invested in securities of issuers of that industry; the Fund will consider that a non-governmental user of facilities financed by industrial development bonds is an issuer in an industry.

3. The Fund cannot make loans.

     The Fund can buy those Colorado Obligations which it is permitted to buy (see "Investment of the Fund's Assets"); this is investing, not making a loan. The Fund cannot lend its portfolio securities.

4. The Fund can borrow only in limited amounts for special purposes.

     The Fund can borrow from banks for temporary or emergency purposes but only up to 10% of its total assets. It can mortgage or pledge its assets only in connection with such borrowing and only up to the lesser of the amounts borrowed or 5% of the value of its total assets. However, this shall not prohibit margin arrangements in connection with the purchase or sale of Municipal Bond Index Futures, U.S. Government Securities Futures or options on them, or the payment of premiums on those options. Interest on borrowings would reduce the Fund's income. Except in connection with borrowings, the Fund will not issue senior securities. The Fund will not purchase any Colorado Obligations, Futures or options on Futures while it has any outstanding borrowings which exceed 5% of the value of its total assets.

                    NET ASSET VALUE PER SHARE

     The Fund's net asset value and offering price per share of each class are determined as of 4:00 p.m. New York time on each day that the New York Stock Exchange is open (a "business day"). The net asset value per share is determined by dividing the value of the net assets(i.e., the value of the assets less liabilities) by the total number of shares outstanding. Determination of the value of the Fund's assets is subject to the direction and control of the Fund's Board of Trustees. In general, it is based on market value, except that Colorado Obligations maturing in 60 days or less are generally valued at amortized cost; see the Additional Statement for further information.

                   ALTERNATIVE PURCHASE PLANS

     In this Prospectus, the Fund provides individual investors with the option of two alternative ways to purchase shares, through two separate classes of shares. All classes represent interests in the same portfolio of Colorado Obligations. The primary distinction among the classes of shares offered to individuals lies in their sales charge structures and ongoing expenses, as described below. You should choose the class that best suits your own circumstances and needs.

     If you choose to purchase Class A Shares you will pay the applicable sales charge at the time of your purchase. By purchasing Class C Shares, you will pay a sales charge over a period of six years after purchase but without paying anything at time of purchase, much as goods can be purchased on an installment plan. You are subject to a conditional deferred sales charge, described below, but only if you redeem your Class C Shares before they have been held 12 months from your purchase. (See "Computation of Holding Periods for Class C Shares.")

     * Class A Shares, "Front-Payment Class Shares," are offered to anyone at net asset value plus a sales charge, paid at the time of purchase, at the maximum rate of 4.0% of the public offering price, with lower rates for larger purchases. When you purchase Class A Shares, the amount of your investment is reduced by the applicable sales charge. Under the Fund's Distribution Plan, Class A Shares are subject to a fee of 0.05 of 1% of the average annual net assets of the Class A Shares up to $250 million and 0.15 of 1% of such assets over $250 million. Certain Class A Shares purchased in transactions of $1 million or more are subject to a contingent deferred sales charge. (See "Purchases of $1 Million or More.")

        * Class C Shares, "Level-Payment Class Shares," are offered to anyone at net asset value with no sales charge payable at purchase but with a level charge for distribution fees and service fees for six years after the date of purchase at the aggregate annual rate of 1% of the average annual net assets of the Class C Shares. (See "Distribution Plan" and "Shareholder Services Plan for Class C Shares.") Six years after the date of purchase, Class C Shares, including Class C Shares acquired in exchange for other Class C Shares under the Exchange Privilege (see "Exchange Privilege"), are automatically converted to Class A Shares. If you redeem Class C Shares before you have held them for 12 months from the date of purchase you will pay a contingent deferred sales charge ("CDSC") at the rate of 1%, calculated on the net asset value of the redeemed Class C Shares at the time of purchase or of redemption, whichever is less. The amount of any CDSC will be paid to the Distributor. The CDSC does not apply to shares acquired through the reinvestment of dividends on Class C Shares or to any Class C Shares held for more than 12 months after purchase. For purposes of applying the CDSC and determining the time of conversion, the 12-month and six-year holding periods are considered modified by up to one month depending upon when during a month your purchase of such shares is made. (See "Computation of Holding Periods for Class C Shares" and "How to Purchase Class C Shares.")

     In determining whether a CDSC is payable on a redemption of Class C Shares, it will be assumed that the redemption is made first of any shares acquired as dividends or distributions, second of any Class C Shares you have held for more than 12 months from the date of purchase and finally of those Class C Shares as to which the CDSC is payable which you have held the longest. This will result in your paying the lowest possible CDSC.

Computation of Holding Periods for Class C Shares

     For purposes of determining the holding period for Class C Shares, all of your purchases made during a calendar month will be deemed to have been made on the first business day of that month at the average cost of all purchases made during that month. The 12-month CDSC holding period will end on the first business day of the 12th calendar month after the date your purchase is deemed to have been made. Accordingly, the CDSC holding period applicable to your Class C Shares may be up to one month less than the full 12 months depending upon when your actual purchase was made during a month. Running of the 12-month CDSC holding period will be suspended for one month for each period of thirty days during which you have held shares of a money market fund you have received in exchange for Class C Shares under the Exchange Privilege. (See "Exchange Privilege.")

     Your Class C Shares will automatically convert to Class A Shares six years after the date of purchase, together with a pro-rata portion of all Class C Shares representing dividends and other distributions paid in additional Class C Shares. The Class C Shares so converted will no longer be subject to the higher expenses borne by the Class C Shares. The conversion will be effected at relative net asset values on the first business day of the month following that in which the sixth anniversary of your purchase of the Class C Shares occurred, except as noted below. Accordingly, the holding period applicable to your Class C Shares may be up to one month more than the six years depending upon when your actual purchase was made during a month. Because the per share value of Class A Shares may be higher than that of Class C Shares at the time of conversion, you may receive fewer Class A Shares than the number of Class C Shares converted. If you have made one or more exchanges of Class C Shares among the Aquila-sponsored tax-free municipal bond funds or equity funds under the Exchange Privilege, the six-year holding period is deemed to have begun on the date you purchased your original Class C Shares of the Fund or of another of the Aquila bond or equity funds. The six-year holding period will be suspended by one month for each period of thirty days during which you hold shares of a money market fund you have received in exchange for Class C Shares under the Exchange Privilege. (See "Exchange Privilege.")

     The following chart summarizes the principal differences between Class A Shares and Class C Shares.


                         Class A                  Class C

Initial Sales            Maximum of 4%            None
Charge                   of the public
                         offering price

Contingent               None (except             Maximum CDSC
Deferred                 for certain              of 1% if shares
Sales Charge             purchases over           redeemed before
                         $1 Million)              12 months; 0%
                                                  after 12 months

Distribution and         0.05 of 1%               Distribution fee
Service Fees                                      of 0.75 of 1% and
                                                  a service fee of
                                                  0.25 of 1% for a
                                                  total of 1%,
                                                  payable for six
                                                  years

Other Information        Initial sales            Shares convert
                         charge waived            to Class A Shares
                         or reduced in            after six years
                         some cases



Factors to Consider in Choosing Classes of Shares

     This discussion relates to the major differences between Class A Shares and Class C Shares. It is recommended that any investment in the Fund be considered long-term in nature.

        Over time, the cumulative total cost of the 1% annual service and distribution fees on the Class C Shares will equal or exceed the total cost of the initial 4% maximum initial sales charge and 0.05 of 1% annual fee payable for Class A Shares. For example, if equal amounts were paid at the same time for Class A Shares (where the amount invested is reduced by the amount of the sales charge) and for Class C Shares (which carry no sales charge at the time of purchase) and the net asset value per share remained constant over time, the total of such costs for Class C Shares would equal the total of such costs for Class A Shares after approximately four and two-thirds years. This example assumes no redemptions and disregards the time value of money. Purchasers of Class C Shares have all of their investment dollars invested from the time of purchase, without having their investment reduced at the outset by the initial sales charge payable for Class A Shares. If you invest in Class A Shares you will pay the entire sales charge at the time of purchase. Accordingly, if you expect to redeem your shares within a reasonably short time after purchase, you should consider the total cost of such an investment in Class A Shares compared with a similar investment in Class C Shares. The example under "Table of Expenses" shows the effect of Fund expenses for both classes if a hypothetical investment in each of the classes is held for 1, 3, 5 and 10 years. (See the Table of Expenses.)

     Dividends and other distributions paid by the Fund with respect to shares of each class are calculated in the same manner and at the same time. The dividends actually paid with respect to Class C Shares will be lower than those paid on Class A Shares because Class C Shares bear higher distribution and service fees and will have a higher expense ratio. In addition, the dividends of each class can vary because each class will bear certain class-specific charges. For example, each class will bear the costs of printing and mailing annual reports to its own shareholders.

                    HOW TO INVEST IN THE FUND

        The Fund's shares may be purchased through any investment broker or dealer (a "selected dealer") which has a sales agreement with Aquila Distributors, Inc. (the "Distributor") or through the Distributor. There are two ways to make an initial investment: (i) order the shares through your investment broker or dealer, if it is a selected dealer; or (ii) mail the Application with payment to Administrative Data Management Corp. (the "Agent") at the address on the Application. If you purchase Class A Shares, the applicable sales charge will apply in either instance. Subsequent investments are also subject to the applicable sales charges. You are urged to complete an Application and send it to the Agent so that expedited shareholder services can be established at the time of your investment. Unless your initial investment is specified to be made in Class C Shares, it will be made in Class A Shares.

        The minimum initial investment for Class A Shares and Class C Shares is $1,000, except as otherwise stated in the Prospectus or Additional Statement. You may also make an initial investment of at least $50 by establishing an Automatic Investment Program. To do this you must open an account for automatic investments of at least $50 each month and make an initial investment of at least $50. (See below and "Automatic Investment Program" in the Application.) Such investment must be drawn in United States dollars on a United States commercial or savings bank or credit union or a United States branch of a foreign commercial bank (each of which is a "Financial Institution"). You may make subsequent investments in the same class of shares in any amount (unless you have an Automatic Withdrawal Plan). Your subsequent investment may be made through a selected dealer or by forwarding payment to the Agent, with the name(s) of account owner(s), the account number, the name of the Fund and the class of shares to be purchased. With subsequent investments, please send the pre-printed stub attached to the Fund's confirmations.

     Subsequent investments of $50 or more in shares of the same class as your initial investment can be made by electronic funds transfer from your demand account at a Financial Institution. To use electronic funds transfer for your purchases, your Financial Institution must be a member of the Automated Clearing House and the Agent must have received your completed Application designating this feature, or, after your account has been opened, a Ready Access Features form available from the Distributor or the Agent. A pre-determined amount can be regularly transferred for investment ("Automatic Investment"), or single investments can be made upon receipt by the Agent of telephone instructions from anyone ("Telephone Investment"). The maximum amount of each Telephone Investment is $50,000. Upon 30 days' written notice to shareholders, the Fund may modify or terminate these investment methods at any time or charge a service fee, although no such fee is currently contemplated.

     The offering price is the net asset value per share for Class C Shares and the net asset value per share plus the applicable sales charge for Class A Shares. The offering price determined on any day applies to all purchase orders received by the Agent from selected dealers that day, except that orders received by it after 4:00 p.m. New York time will receive that day's offering price only if such orders were received by selected dealers from customers prior to such time and transmitted to the Distributor prior to its close of business that day (normally 5:00 p.m. New York time); if not so transmitted, such orders will be filled at the next determined offering price. Selected dealers are required to transmit orders promptly. Investments by mail are made at the offering price next determined after receipt of the purchase order by the Agent. Purchase orders received on other than a business day will be executed on the next succeeding business day. Purchases by Automatic Investment and Telephone Investment will be executed on the first business day occurring on or after the date an order is considered received by the Agent at the price determined on that day. In the case of Automatic Investment your order will be executed on the date you specified for investment at the price determined on that day. If that day is not a business day your order will be executed at the price determined on the next business day. In the case of Telephone Investment your order will be filled at the next determined offering price. If your order is placed after the time for determining the net asset value of the Fund shares for any day it will be executed at the price determined on the following business day. The sale of shares will be suspended during any period when the determination of net asset value is suspended and may be suspended by the Distributor when the Distributor judges it in the Fund's best interest to do so.

        At the date of the Prospectus, shares of the Fund are available only in the following states: Colorado, Arizona, California, District of Columbia, Florida, Hawaii, Indiana, Maryland, Missouri, New Jersey, New York, Texas and Virginia.

        If you do not reside in one of these states you should not purchase shares of the Fund. If shares are sold outside of these states the Fund can redeem them. Such a redemption may result in a loss to you and may have tax consequences. In addition, if your state of residence is not Colorado, the dividends from the Fund may not be exempt from income tax of the state in which you reside. Accordingly, you should consult your tax adviser before acquiring shares of the Fund.

How to Purchase Class A Shares (Front-Payment Class Shares)

     The following table shows the amount of the sales charges to a "single purchaser" (defined below) together with the dealer discounts paid to dealers and the agency commissions paid to brokers (collectively called the "commissions"):


                         Sales          Sales          Commis-
                         Charge         Charge         sions
                         as             as             as
                         Percentage     Approximate    Percentage
                         of Public      Percentage     of
Amount of                Offering       of Amount      Offering
Purchase                 Price          Invested       Price

Less than $25,000...... 4.00%           4.17%          3.00%
$25,000 but less
  than $50,000........  3.75%           3.90%          3.00%
$50,000 but less
   than $100,000.......  3.50%          3.63%          2.75%
$100,000 but less
   than $250,000.......  3.25%          3.36%          2.75%
$250,000 but less
   than $500,000.......  3.00%          3.09%          2.50%
$500,000 but less
   than $1,000,000.....  2.50%          2.56%          2.25%

   For purchases of $1 million or more see "Purchase of $1
Million or More," below.

     The table of sales charges is applicable to purchases of Class A Shares by a "single purchaser," i.e.: (a) an individual;
(b) an individual together with his or her spouse and their children under the age of 21 purchasing shares for his or their own accounts; (c) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account; and (d) a tax-exempt organization enumerated in Section 501(c)(3) or (13) of the Code.

     Upon notice to all selected dealers, the Distributor may reallow up to the full amount of the applicable sales charge as shown in the above schedule during periods specified in such notice. During periods when all or substantially all of the entire sales charge is reallowed, such selected dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

Purchase of $1 Million or More

        Class A Shares issued under the following circumstances are called "CDSC Class A Shares": (i) shares issued in a single purchase of $1 million or more by a single purchaser; and (ii) all shares issued in a single purchase to a single purchaser the value of which, when added to the value of the CDSC Class A
Shares and Class A Shares on which a sales charge has been paid, already owned at the time of such purchase, equals or exceeds $1 million. CDSC Class A Shares also include certain Class A Shares issued under the program captioned "Special Dealer Arrangements," below. CDSC Class A Shares do not include (i) Class A Shares purchased without sales charge pursuant to the terms described under "General," below and (ii) Class A Shares purchased in transactions of less than $1 million and when certain special dealer arrangements are not in effect under "Certain Investment
Companies" set forth under "Reduced Sales Charges," below.

     When you purchase CDSC Class A Shares you will not pay a sales charge at the time of purchase, and the Distributor will pay to any dealer effecting such a purchase an amount equal to 1%
of the sales price of the shares purchased for purchases of $1 million but less than $2.5 million, 0.50 of 1% for purchases of $2.5 million but less than $5 million, and 0.25 of 1% for purchases of $5 million or more, if the CDSC Class A Shares remain outstanding for a period of at least one year. A pro-rata portion of this fee will be payable for each day the CDSC Class A
Shares are outstanding in the first one-year period following issuance of such shares. The fee payable for each calendar quarter will be made within fifteen days of the end of that quarter.

        If you redeem all or part of your CDSC Class A Shares during the four years after your purchase of such shares, at the time of redemption you will be required to pay to the Distributor a special contingent deferred sales charge based on the lesser of
(i) the net asset value of your redeemed CDSC Class A Shares at the time of purchase or (ii) the net asset value of your redeemed
CDSC Class A Shares at the time of redemption (the "Redemption
Value"). The special charge will be an amount equal to 1% of the Redemption Value if the redemption occurs within the first two years after purchase, and 0.50 of 1% of the Redemption Value if the redemption occurs within the third or fourth year after purchase. The special charge will apply to redemptions of CDSC
Class A Shares purchased without a sales charge pursuant to a Letter of Intent, as described below under "Reduced Sales Charges for Certain Purchasers of Class A Shares." The special charge does not apply to shares acquired through the reinvestment of dividends on CDSC Class A Shares or to any CDSC Class A Shares held for more than four years after purchase. In determining whether the special charge is applicable, it will be assumed that the CDSC Class A Shares you have held the longest are the first
CDSC Class A Shares to be redeemed, unless you instruct the Agent otherwise. It will also be assumed that if you have both CDSC
Class A Shares and non-CDSC Class A Shares the non-CDSC Class A
Shares will be redeemed first.

     For purposes of determining the holding period for CDSC
Class A Shares, all of your purchases made during a calendar month will be deemed to have been made on the first business day of that month at the average cost of all purchases made during that month. The four-year holding period will end on the first business day of the 48th calendar month after the date your purchase is deemed to have been made. Accordingly, the CDSC holding period applicable to your CDSC Class A Shares may be up to one month less than the full 48 months depending upon when your actual purchase was made during a month. Running of the 48-month CDSC holding period will be suspended for one month for each period of thirty days during which you have held shares of a money market fund you have received in exchange for CDSC Class A
Shares under the Exchange Privilege. (See "Exchange Privilege.")

Reduced Sales Charges for Certain Purchases of
Class A Shares

        Right of Accumulation: If you are a "single purchaser" you may benefit from a reduction of the sales charge in accordance with the above schedule for subsequent purchases of Class A Shares if the cumulative value (at cost or current net asset value, whichever is higher) of Class A Shares you have previously purchased with a sales charge and still own, together with Class A Shares of your subsequent purchase with such a charge, amounts to $25,000 or more.

     Letters of Intent: The foregoing schedule of reduced sales charges will also be available to "single purchasers" who enter into a written Letter of Intent (included in the Application) providing for the purchase, within a thirteen-month period, of Class A Shares of the Fund through a single selected dealer or through the Distributor. Class A Shares of the Fund which you previously purchased during a 90-day period prior to the date of receipt by the Distributor of your Letter of Intent and which you still own may also be included in determining the applicable reduction. For further details, including escrow provisions, see the Letter of Intent provisions of the Application.

        General: Class A Shares may be purchased at the next determined net asset value by the Fund's Trustees and officers, by the directors, officers and certain employees, retired employees and representatives of the Adviser and its parent and affiliates, the Administrator and the Distributor, by selected dealers and brokers and their officers and employees, by certain persons connected with firms providing legal, advertising or public relations assistance, by certain family members of, and plans for the benefit of, the foregoing, and for the benefit of trust or similar clients of banking institutions over which these institutions have full investment authority if the Fund or the Distributor has entered into an agreement relating to such purchases. Except for the last category, purchasers must give written assurance that the purchase is for investment and that the Class A Shares will not be resold except through redemption.
There may be tax consequences of these purchases. Such purchasers should consult their own tax counsel. Class A Shares may also be issued at net asset value in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Fund is a party.

     The Fund permits the sale of its Class A Shares at prices that reflect the reduction or elimination of the sales charge to investors who are members of certain qualified groups meeting the following requirements. A qualified group (i) is a group or association, or a category of purchasers who are represented by a fiduciary, professional or other representative (other than a registered broker-dealer), which (ii) satisfies uniform criteria which enable the Distributor to realize economies of scale in its costs of distributing shares; (iii) gives its endorsement or authorization (if it is a group or association) to an investment program to facilitate solicitation of its membership by a broker or dealer; and (iv) complies with the conditions of purchase that are set forth in any agreement entered into between the Fund and the group, representative or broker or dealer. At the time of purchase you must furnish the Distributor with information sufficient to permit verification that the purchase qualifies for a reduced sales charge, either directly or through a broker or dealer.

     Certain Investment Companies: Class A Shares of the Fund may be purchased at net asset value without sales charge (except as set forth below under "Special Dealer Arrangements") to the extent that the aggregate net asset value of such Class A Shares does not exceed the proceeds from a redemption (a "Qualified
Redemption"), made within 120 days prior to such purchase, of shares of another investment company on which a sales charge, including a contingent deferred sales charge, has been paid.
Additional information is available from the Distributor.

     To qualify, the following special procedures must be followed:

     1. A completed Application (included in the Prospectus) and payment for the shares to be purchased must be sent to the Distributor, Aquila Distributors, Inc., 380 Madison Avenue,
     Suite 2300, New York, NY 10017 and should not be sent to the Shareholder Servicing Agent of the Fund, Administrative Data
     Management Corp. (This instruction replaces the mailing address contained on the Application.)

     2. The Application must be accompanied by evidence satisfactory to the Distributor that the prospective shareholder has made a Qualified Redemption in an amount at least equal to the net asset value of the Class A Shares to be purchased. Satisfactory evidence includes a confirmation of the date and the amount of the redemption from the investment company, its transfer agent or the investor's broker or dealer, or a copy of the investor's account statement with the investment company reflecting the redemption transaction.

     3. You must complete and return to the Distributor a Transfer Request Form, which is available from the Distributor.

     The Fund reserves the right to alter or terminate this privilege at any time without notice. The Prospectus will be supplemented to reflect such alteration or termination.

        Special Dealer Arrangements: During certain periods determined by the Distributor, the Distributor (not the Fund) will pay to any dealer effecting a purchase of Class A Shares of the Fund using the proceeds of a Qualified Redemption the lesser of (i) 1% of such proceeds or (ii) the same amounts described under "Purchase of $1 Million or More," above, on the same terms and conditions. Class A Shares of the Fund issued in such a transaction will be CDSC Class A Shares and if you thereafter redeem all or part of such shares during the four-year period from the date of purchase you will be subject to the special contingent deferred sales charge described under "Purchase of $1
Million or More," above, on the same terms and conditions.
Whenever the Special Dealer Arrangements are in effect the Prospectus will be supplemented.

   How to Purchase Class C Shares (Level-Payment Class
Shares)

        Level-Payment Class Shares (Class C Shares) are offered at net asset value with no sales charge payable at purchase. A level charge is imposed for service and distribution fees for the first six years after the date of purchase at the aggregate annual rate of 1% of the average annual net assets of the Fund represented by the Class C Shares. If you redeem Class C Shares before you have held them for 12 months from the date of purchase you will pay a contingent deferred sales charge ("CDSC"). The
CDSC is charged at the rate of 1%, calculated on the net asset value of the redeemed Class C Shares at the time of purchase or at redemption, whichever is less. There is no CDSC after Class C
Shares have been held beyond the applicable period. The CDSC does not apply to shares acquired through the reinvestment of dividends on Class C Shares.

     The Distributor will pay to any dealer effecting a purchase of Class C Shares an amount equal to 1% of the sales price of the Class C Shares purchased.

Additional Compensation for Dealers

     The Distributor, at its own expense, may also provide additional compensation to dealers in connection with sales of any class of shares of the Fund. Additional compensation may include payment or partial payment for advertising of the Fund's shares, payment of travel expenses, including lodging, incurred in connection with attendance at sales seminars taken by qualifying registered representatives to locations within or outside of the United States, other prizes or financial assistance to securities dealers in offering their own seminars or conferences. In some instances, such compensation may be made available only to certain dealers whose representatives have sold or are expected to sell significant amounts of such shares.
Dealers may not use sales of the Fund's shares to qualify for the incentives to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National
Association of Securities Dealers, Inc. The cost to the
Distributor of such promotional activities and such payments to participating dealers will not exceed the amount of the sales charges in respect of sales of all classes of shares of the Fund effected through such participating dealers, whether retained by the Distributor or reallowed to participating dealers. No such additional compensation to dealers in connection with sales of shares of the Fund will affect the price you pay for shares or the amount that the Fund will receive from such sales. Any of the foregoing payments to be made by the Distributor may be made instead by the Administrator out of its own funds, directly or through the Distributor.

        Brokers and dealers may receive different levels of compensation for selling different classes of shares.

Systematic Payroll Investments

        If your employer has established with the Fund a Systematic Payroll Investment Plan ("Payroll Plan") you may arrange for systematic investments into the Fund through the Payroll Plan. Investments can be made in either Class A Shares or Class C Shares. In order to participate in a Payroll Plan, you should make arrangements with your own employer's payroll department, and you must complete and sign any special application forms which may be required by your employer. You must also complete the Application included in the Prospectus.
Once your application is received and put into effect, under a Payroll Plan the employer will make a deduction from payroll checks in an amount you determine, and will remit the proceeds to the Fund. An investment in the Fund will be made for you at the offering price, which includes applicable sales charges determined as described above, when the Fund receives the funds from your employer. The Fund will send a confirmation of each transaction to you. To change the amount of or to terminate your participation in the Payroll Plan (which could take up to ten days), you must notify your employer.

Confirmations and Share Certificates

     All purchases of shares will be confirmed and credited to you in an account maintained for you at the Agent in full and fractional shares of the Fund (rounded to the nearest 1/1000th of a share).

     No share certificates will be issued for Class C Shares.
Share certificates for Class A Shares will be issued only if you so request in writing to the Agent. All share certificates previously issued by the Fund represent Class A Shares. No certificates will be issued for fractional Class A shares or if you have elected Automatic Investment or Telephone Investment for Class A Shares (see "How to Invest in the Fund" above) or
Expedited Redemption (see "How to Redeem Your Investment" below).
If certificates for Class A Shares are issued at your request, Expedited Redemption Methods described below will not be available. In addition, you may incur delay and expense if you lose the certificates.

     The Fund and the Distributor reserve the right to reject any order for the purchase of shares. In addition, the offering of shares may be suspended at any time and resumed at any time thereafter.

Distribution Plan

     The Fund has adopted a Distribution Plan (the "Plan") under
Rule 12b-1 (the "Rule") under the 1940 Act. The Rule provides in substance that an investment company may not engage directly or indirectly in financing any activity which is primarily intended to result in the sale of its shares except pursuant to a written plan adopted under the Rule. The Plan has three parts.

        Under one part of the Plan, the Fund is authorized to make payments with respect to Class A Shares ("Class A Permitted
Payments") to Qualified Recipients, which payments shall be made through the Distributor or shareholder servicing agent as disbursing agent and may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), with respect to net assets of the Fund up to $250 million represented by the Class A Shares of the Fund, 0.05 of 1% of average annual net assets and 0.15 of 1% with respect to such assets above that amount. Such payments shall be made only out of the Fund's assets allocable to the Class A Shares. "Qualified Recipients" means broker-dealers or others selected by the Distributor, including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund's Class A Shares or servicing of accounts of shareholders owning Class A Shares.

     The Board of Trustees and shareholders have approved certain changes to the Plan, the Investment Advisory Agreement (the
"Advisory Agreement") and the Administration Agreement (the
"Administration Agreement") of the Fund which will allow the Fund to make payments to Qualified Recipients, as defined in the Plan, at an annual rate of 0.15 of 1% of all of the Fund's average annual net assets represented by Class A Shares. The proposed increased payments will be accompanied by matching reductions in fees payable currently to the Adviser and Administrator. The annual rates of the advisory fee will be reduced from 0.20 of 1% to 0.16 of 1% and the rate of the administration fee will be reduced from 0.30 of 1% to 0.24 of 1% of the Fund's average annual net assets. The combined payments of these fees will accordingly remain at the current level of 0.55 of 1% of the average annual net assets represented by the Class A Shares.
Implementation of this change was to have taken place on the earlier of the first day of the calendar quarter after the quarter in which the Fund's net assets exceed $250 million (which has not yet occurred) or October 1, 1996. At the date of the Prospectus, management of the Fund has determined that implementation of the changes should be indefinitely postponed.
When and if it is determined to implement the changes the Prospectus will be supplemented.

        Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares ("Class C Permitted
Payments") to Qualified Recipients. Class C Permitted Payments shall be made through the Distributor or shareholder servicing agent as disbursing agent, and may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.75 of 1% of the average annual net assets represented by the Class C
Shares of the Fund. Such payments shall be made only out of the Fund's assets allocable to the Class C Shares. "Qualified
Recipients" means broker-dealers or others selected by the Distributor, including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund's Class C Shares or servicing of accounts of shareholders owning Class C Shares.
Payments with respect to Class C Shares during the first year after purchase are paid to the Distributor and thereafter to other Qualified Recipients.

        Payments under the Plan commenced as of July 1, 1994.
Until April 30, 1996, all outstanding shares of the Fund were what are currently designated Class A Shares. During the fiscal year ended December 31, 1996, $107,593 was paid under the Plan to Qualified Recipients with respect to Class A Shares, of which $2,606 was paid to the Distributor. During the period April 30, 1996 through December 31, 1996, $1,662 was paid with respect to Class C Shares, all of which was retained by the Distributor.
(See the Additional Statement for a description of the Distribution Plan.)

     Another part of the Plan is designed to protect against any claim against or involving the Fund that some of the expenses which might be considered to be sales-related which the Fund pays or may pay come within the purview of the Rule. The Fund believes that except for Permitted Payments it is not financing any such activity and does not consider any payment enumerated in this part of the Plan as so financing any such activity. However, it might be claimed that some of the expenses the Fund pays come within the purview of the Rule. If and to the extent that any payment as specifically listed in the Plan (see the Additional
Statement) is considered to be primarily intended to result in or as indirect financing of any activity which is primarily intended to result in the sale of Fund shares, these payments are authorized under the Plan. In addition, if the Administrator, out of its own funds, makes payment for distribution expenses such payments are authorized. See the Additional Statement.

Shareholder Services Plan for Class C Shares

        Under a Shareholder Services Plan, the Fund is authorized to make payments with respect to Class C Shares ("Service Fees") to Qualified Recipients. Service Fees shall be paid through the Distributor or shareholder servicing agent as disbursing agent, and may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets represented by the Class C Shares of the Fund. Such payments shall be made only out of the Fund's assets represented by the Class C Shares. "Qualified Recipients" means broker-dealers or others selected by the Distributor, including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements and which have agreed to provide personal services to holders of Class C Shares and/or maintenance of Class C shareholder accounts. See the Additional Statement. Service Fees with respect to Class C Shares will be paid to the Distributor.

                  HOW TO REDEEM YOUR INVESTMENT

        You may redeem all or any part of your shares at the net asset value next determined after acceptance of your redemption request at the Agent (subject to any applicable contingent deferred sales charge for redemptions of Class C Shares and CDSC
Class A Shares). For redemptions of Class C Shares and CDSC Class
A Shares, at the time of redemption a sufficient number of additional shares will be redeemed to pay for any applicable contingent deferred sales charge. Redemptions can be made by the various methods described below. There is no minimum period for any investment in the Fund, except for shares recently purchased by check, Automatic Investment or Telephone Investment as discussed below. Except for CDSC Class A Shares (see "Purchase of
$1 Million or More") there are no redemption fees or withdrawal penalties for Class A Shares. Class C Shares are subject to a contingent deferred sales charge if redeemed before they have been held 12 months from the date of purchase. (See "Alternative
Purchase Plans.") A redemption may result in a transaction taxable to you. If you own both Class A Shares and Class C Shares and do not specify which you wish to redeem, it will be assumed that you wish to redeem Class A Shares.

     For your convenience the Fund offers expedited redemption for all classes of shares to provide you with a high level of liquidity for your investment.

Expedited Redemption Methods
(Non-Certificate Shares)

     You have the flexibility of two expedited methods of initiating redemptions. They are available as to shares of any class not represented by certificates.

     1. By Telephone. The Agent will accept instructions by telephone from anyone to redeem shares and make payments

          a) to a Financial Institution account you have predesignated or

          b) by check in the amount of $50,000 or less, mailed to you, if your shares are registered in your name at the Fund and the check is sent to your address of record, provided that there has not been a change of your address of record during the 30 days preceding your redemption request. You can make only one request for telephone redemption by check in any 7-day period.

     See "Redemption Payments" below for payment methods. Your name, your account number and your address of record must be supplied.

     To redeem an investment by this method, telephone:

             800-872-2651 toll free or 908-855-5731

     Note: The Fund, the Agent, and the Distributor will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller. The Agent will request some or all of the following information: account name(s) and number, name of the caller, the social security number registered to the account and personal identification. The Agent may also record calls. You should verify the accuracy of confirmation statements immediately upon receipt.

     2. By FAX or Mail. You may also request redemption payments to a predesignated Financial Institution account by a letter of instruction sent to: Administrative Data Management
     Corp., Attn: Aquilasm Group of Funds, by FAX at 908-855-5730 or by mail at 581 Main Street, Woodbridge, NJ 07095-1198, indicating account name(s), account number, amount to be redeemed, and any payment directions, signed by the registered holder(s). Signature guarantees are not required.
     See "Redemption Payments" below for payment methods.

        If you wish to have redemption proceeds sent to a Financial Institution Account, you should so elect on the Expedited Redemption section of the Application or the Ready
Access Features form and provide the required information concerning your Financial Institution account number. The
Financial Institution account must be in the exclusive name(s) of the shareholder(s) as registered with the Fund. You may change the designated Financial Institution account at any time by completing and returning a Ready Access Features form. For protection of your assets, this form requires signature guarantees and possible additional documentation.

Regular Redemption Method
(Certificate and Non-Certificate Shares)

     1. Certificate Shares. Certificates representing Class A
     Shares to be redeemed should be sent in blank (unsigned) to the Fund's Shareholder Servicing Agent: Administrative Data
     Management Corp., Attn: Aquilasm Group of Funds, 581 Main
     Street, Woodbridge, NJ 07095-1198, with payment instructions. A stock assignment form signed by the registered shareholder(s) exactly as the account is registered must also be sent to the Shareholder Servicing
     Agent.

     For your own protection, it is essential that certificates be mailed separately from signed redemption documentation.
Because of possible mail problems, it is also recommended that certificates be sent by registered mail, return receipt requested.

     For a redemption request to be in "proper form," the signature or signatures must be the same as in the registration of the account. In a joint account, the signatures of both shareholders are necessary. Signature guarantees may be required if sufficient documentation is not on file with the Agent.
Additional documentation may be required where shares are held by certain types of shareholders such as corporations, partnerships, trustees or executors, or if redemption is requested by other than the shareholder of record. If redemption proceeds of $50,000 or less are payable to the record holder and are to be sent to the record address, no signature guarantee is required, except as noted above. In all other cases, signatures must be guaranteed by a member of a national securities exchange, a U.S. bank or trust company, a state-chartered savings bank, a federally chartered savings and loan association, a foreign bank having a U.S.
correspondent bank, a participant in the Securities Transfer
Association Medallion Program (STAMP), the Stock Exchanges
Medallion Program (SEMP) or the New York Stock Exchange, Inc.
Medallion Signature Program (MSP). A notary public is not an acceptable signature guarantor.

     2. Non-Certificate Shares. If you own non-certificate shares registered on the books of the Fund, and you have not elected Expedited Redemption to a predesignated Financial
     Institution account, you must use the Regular Redemption
     Method. Under this redemption method you should send a letter of instruction to: Administrative Data Management
     Corp., Attn: Aquilasm Group of Funds, 581 Main Street,
     Woodbridge, NJ 07095-1198, containing:

          Account Name(s);

          Account Number;

          Dollar amount or number of shares to be redeemed or a statement that all shares held in the account are to be redeemed;

          Payment instructions (normally redemption proceeds will be mailed to your address as registered with the
          Fund);

          Signature(s) of the registered shareholder(s); and

          Signature guarantee(s), if required, as indicated above.

Redemption Payments

     Redemption payments will ordinarily be mailed to you at your address of record. If you so request and the amount of your redemption proceeds is $1,000 or more, the proceeds will, wherever possible, be wired or transferred through the facilities of the Automated Clearing House to the Financial Institution account specified in the Expedited Redemption section of your Application or Ready Access Features form. The Fund may impose a charge, not exceeding $5.00 per wire redemption, after written notice to shareholders who have elected this redemption procedure. The Fund has no present intention of making this charge. Upon 30 days' written notice to shareholders, the Fund may modify or terminate the use of the Automated Clearing House to make redemption payments at any time or charge a service fee, although no such fee is presently contemplated. If any such changes are made, the Prospectus will be supplemented to reflect them. If you use a broker or dealer to arrange for a redemption, it may charge you a fee for this service.

     The Fund will normally make payment for all shares redeemed on the next business day (see "Net Asset Value Per Share") following acceptance of the redemption request made in compliance with one of the redemption methods specified above. Except as set forth below, in no event will payment be made more than seven days after acceptance of such a redemption request. However, the right of redemption may be suspended or the date of payment postponed (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted as determined by the Securities and Exchange Commission by rule or regulation; (ii) during periods in which an emergency, as determined by the Securities and Exchange
Commission, exists which causes disposal of, or valuation of the net asset value of, the portfolio securities to be unreasonable or impracticable; or (iii) for such other periods as the Securities and Exchange Commission may permit. Payment for redemption of shares recently purchased by check (irrespective of whether the check is a regular check or a certified, cashier's or official bank check) or by Automatic Investment or Telephone
Investment may be delayed up to 15 days or until (i) the purchase check or Automatic Investment or Telephone Investment has been honored or (ii) the Agent has received assurances by telephone or in writing from the Financial Institution on which the purchase check was drawn, or from which the funds for Automatic Investment or Telephone Investment were transferred, satisfactory to the Agent and the Fund, that the purchase check or Automatic
Investment or Telephone Investment will be honored. Possible delays in payment of redemption proceeds can be eliminated by using wire payments or Federal Reserve drafts to pay for purchases.

     If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by the distribution in kind of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange
Commission. See the Additional Statement for details.

     The Fund has the right to compel the redemption of shares held in any account if the aggregate net asset value of such shares is less than $500 as a result of shareholder redemptions or failure to meet the minimum investment level under an Automatic Purchase Program. If the Board elects to do this, shareholders who are affected will receive prior written notice and will be permitted 60 days to bring their accounts up to the minimum before this redemption is processed.

Reinvestment Privilege

     You may reinvest without payment of any additional sales charge all or part of any redemption proceeds within 120 days of a redemption of shares in shares of the Fund of the same class as the shares redeemed at the net asset value next determined after the Agent receives your reinvestment order. In the case of Class
C Shares or CDSC Class A Shares on which a contingent deferred sales charge was deducted at the time of redemption, the Distributor will refund to you the amount of such sales charge, which will be added to the amount of the reinvestment. The Class
C Shares or CDSC Class A Shares issued on reinvestment will be deemed to have been outstanding from the date of your original purchase of the redeemed shares, less the period from redemption to reinvestment. The reinvestment privilege for any class may be exercised only once a year, unless otherwise approved by the Distributor. If you have realized a gain on the redemption of your shares, the redemption transaction is taxable, and reinvestment will not alter any capital gains tax payable. If there has been a loss on the redemption, some or all of the loss may be tax deductible, depending on the amount reinvested and the length of time between the redemption and the reinvestment. You should consult your own tax advisor on this matter.

                    AUTOMATIC WITHDRAWAL PLAN

     You may establish an Automatic Withdrawal Plan if you own or purchase Class A Shares of the Fund having a net asset value of at least $5,000. The Automatic Withdrawal Plan is not available for Class C Shares.

        Under an Automatic Withdrawal Plan you will receive a monthly or quarterly check in a stated amount, not less than $50.
If such a plan is established, all dividends and distributions must be reinvested in your shareholder account. Redemption of Class A Shares to make payments under the Automatic Withdrawal
Plan will give rise to a gain or loss for tax purposes. See the Automatic Withdrawal Plan provisions of the Application included in the Prospectus, the Additional Statement under "Automatic
Withdrawal Plan," and "Dividend and Tax Information" below.

        Purchases of additional Class A Shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. Accordingly, you may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases. While an occasional lump sum investment may be made, such investment should normally be an amount at least equal to three times the annual withdrawal or $5,000, whichever is less.

                     MANAGEMENT ARRANGEMENTS

The Board of Trustees

     The business and affairs of the Fund are managed under the direction and control of its Board of Trustees. The Additional
Statement lists the Fund's Trustees and officers and provides further information about them.

The Advisory Agreement

Information about the Adviser, the Sub-Adviser and the Distributor

        KPM Investment Management, Inc. (the "Adviser") supervises the investment program of the Fund and the composition of its portfolio. The services of the Adviser are rendered under an Investment Advisory Agreement (the "Advisory Agreement") which provides, subject to the control of the Board of Trustees, for investment supervision of the Fund; at the Adviser's expense providing for pricing of the Fund's portfolio daily using a pricing service or other sources of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, providing for pricing of the Fund's portfolio at least quarterly using another such source satisfactory to the Fund. Fund accounting services are performed by the Administrator.

     Under the Advisory Agreement, the Adviser pays all compensation of those officers and employees of the Fund and of those Trustees, if any, who are affiliated with the Adviser.
Additionally, the Adviser agrees that it shall, at the Adviser's expense, provide to the Fund all office space, facilities, equipment and clerical personnel necessary for the carrying out of the Adviser's duties under the Advisory Agreement.

     Under the Advisory Agreement, the Fund bears the cost of preparing and setting in type its prospectuses, statements of additional information, and reports to shareholders and the costs of printing or otherwise producing and distributing those copies of such prospectuses, statements of additional information and reports as are sent to its shareholders. Under the Advisory
Agreement, all costs and expenses not expressly assumed by the Adviser or by the Administrator under the Administration
Agreement, or by the Fund's Distributor (principal underwriter), are paid by the Fund. The Advisory Agreement lists examples of such expenses borne by the Fund, the major categories of such expenses being: legal and audit expenses, custodian, transfer agent and shareholder servicing agent fees and expenses, stock issuance and redemption costs, certain printing costs, registration costs of the Fund and its shares under Federal and State securities laws, interest, taxes and brokerage commissions, and non-recurring expenses, including litigation.

     Under the Advisory Agreement, the Fund pays a fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day at the annual rate of 0.20 of 1% of the Fund's net assets, provided, however, that for any day that the Fund pays or accrues a fee under the Distribution Plan of the Fund based upon the assets of the Fund, the annual fee shall be payable at the annual rate of 0.20 of 1% of such assets up to $250 million and at the annual rate of 0.16 of 1% of such net asset value with respect to assets of the Fund above that amount.

     The total investment advisory and administration fees which the Fund pays are at the annual rate of 0.50 of 1% of such net assets, since the Administrator also receives a fee from the Fund under the Administration Agreement; see below. The Adviser and the Administrator may, in order to attempt to achieve a competitive yield on the shares of the Fund, each waive all or part of any such fees. In practice, the rate of these fee waivers tends to decline as assets of the Fund increase.

        The Board of Trustees and shareholders of the Fund have approved certain changes to the Advisory Agreement with reductions in fees payable to the Adviser from an annual rate of
0.20 of 1% to 0.16 of 1% of all of the Fund's average annual net assets. These reductions will be accompanied by reductions in the fees payable to the Administrator (see "Administration
Agreement") and will match an increase in payments under the Fund's Distribution Plan to keep the combined payments of the Fund at current levels. (See "Distribution Plan.") The changes were not to be implemented until the earlier of October 1, 1996 or the first day of the next succeeding calendar quarter after the quarter in which the net assets of the Fund exceed $250 million. At the date of the Prospectus, implementation of these changes has been postponed indefinitely. When and if it is determined to implement these changes the Prospectus will be supplemented. Until such time the current arrangements will remain in effect. (See "Distribution Plan.")

     The Adviser agrees that the above fee shall be reduced, but not below zero, by an amount equal to its pro-rata portion (based upon the aggregate fees of the Adviser and the Administrator) of the amount, if any, by which the total expenses of the Fund in any fiscal year, exclusive of taxes, interest and brokerage fees, shall exceed the lesser of (i) 2.5% of the first $30 million of average annual net assets of the Fund plus 2% of the next $70 million of such assets plus 1.5% of its average annual net assets in excess of $100 million, or (ii) 25% of the Fund's total annual investment income.

     The Advisory Agreement contains provisions as to the allocation of the portfolio transactions of the Fund. Under these provisions, the Adviser is authorized to consider sales of shares of the Fund or of any other investment company or companies having the same investment adviser, sub-adviser, administrator or principal underwriter as the Fund. See the Additional Statement for a description of these provisions and prior advisory arrangements.

The Administration Agreement

     Under an Administration Agreement (the "Administration
Agreement"), Aquila Management Corporation as Administrator, at its own expense, provides office space, personnel, facilities and equipment for the performance of its functions thereunder and as is necessary in connection with the maintenance of the headquarters of the Fund and pays all compensation of the Fund's
Trustees, officers and employees who are affiliated persons of the Administrator.

     Under the Administration Agreement, subject to the control of the Fund's Board of Trustees, the Administrator provides all administrative services to the Fund other than those relating to its investment portfolio. Such administrative services include but are not limited to maintaining books and records of the Fund, either keeping the accounting records of the Fund, including the computation of net asset value per share and the dividends or, at its expense and responsibility, delegating such duties in whole or in part to a company satisfactory to the Fund (however, the daily pricing of the Fund's portfolio is the responsibility of the Adviser under the Advisory Agreement), overseeing all relationships between the Fund and its transfer agent, custodian, legal counsel, auditors and principal underwriter, including the negotiation of agreements in relation thereto, the supervision and coordination of the performance of such agreements, and the overseeing of all administrative matters which are necessary or desirable for effective operation of the Fund and for the sale, servicing, or redemption of the Fund's shares. See the Additional
Statement for a further description of functions listed in the Administration Agreement as part of such duties.

     Under the Administration Agreement, the Fund pays a fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day at the annual rate of 0.30 of 1% of the Fund's net assets, provided, however, that for any day that the Fund pays or accrues a fee under the Distribution Plan of the Fund based upon the assets of the Fund, the annual fee shall be payable at the annual rate of 0.30 of 1% of such assets up to $250 million (the "Base Amount"), and at the annual rate of 0.24 of 1% of such net asset value with respect to assets of the Fund above $250 million. The Administrator agrees that the above fee shall be reduced, but not below zero, by an amount equal to its pro-rata portion (based upon the aggregate fees of the Adviser and the Administrator) of the amount, if any, by which the total expenses of the Fund in any fiscal year, exclusive of taxes, interest and brokerage fees, shall exceed the lesser of (i) 2.5% of the first $30 million of average annual net assets of the Fund plus 2% of the next $70 million of such assets plus 1.5% of its average annual net assets in excess of $100 million, or (ii) 25% of the Fund's total annual investment income.

        The Board of Trustees has approved certain changes to the Administration Agreement with reductions in fees payable to the Administrator from an annual rate of 0.30 of 1% to 0.24 of 1% of all of the Fund's average annual net assets. These reductions will be accompanied by reductions in the fees payable to the Adviser (see "Advisory Agreement") and will match an increase in payments under the Fund's Distribution Plan to keep the combined payments of the Fund at current levels. (See "Distribution
Plan.") The changes were not to be implemented until the earlier of October 1, 1996 or the first day of the next succeeding calendar quarter after the quarter in which the net assets of the Fund exceed $250 million. At the date of the Prospectus, implementation of these changes has been postponed indefinitely.
When and if it is determined to implement these changes the Prospectus will be supplemented. Until such time the current arrangements will remain in effect.

Information as to the Adviser,
the Administrator and the Distributor

        The Adviser is a wholly-owned subsidiary of KFS
Corporation, a member of the Mutual of Omaha Companies. The
Fund's portfolio is managed in the Adviser's Denver office.
Founded in 1981, the Adviser provides discretionary equity fixed income and balanced account management to mutual funds, retirement plans, foundations, endowments and high net-worth individuals and currently manages over $1 billion of clients' assets.

        Mr. Christopher Johns is the Fund's portfolio manager.
Mr. Johns has been a Vice President of the Adviser since 1992.
From 1984 through 1992, he was a portfolio manager at United Bank of Denver (now Norwest Bank, Denver) when it acted as investment adviser to the Fund. He was formerly a portfolio manager of Toledo Trust Company. He holds the degree of BBA in Finance from the University of Cincinnati. Mr. John Wyszynski is the back-up portfolio manager. He has been employed by the Adviser since 1993 as a Vice President. He has 14 years experience in managing
Colorado Obligations having worked a several firms including
Kirchner Moore and First Interstate Bank of Denver. He has an MBA in Finance and Accounting from the University of Chicago.

        The Adviser has its primary office at 10250 Regency
Circle, Omaha, NE 68114 and its Denver office is located at One
Norwest Center, 1700 Lincoln Street, Denver, CO 80203. Since
1983, the Adviser has been wholly-owned by Mutual of Omaha
Insurance Company, whose principal office is at Mutual of Omaha
Plaza, Omaha, NE 68175.

        For the year ended December 31, 1996, advisory fees of $429,661 were paid or accrued to the Adviser, of which $7,388 was voluntarily waived.

        The Fund's Administrator is founder and administrator to the Aquilasm Group of Funds, which consists of tax-free municipal bond funds, money market funds and two equity funds. As of December 31, 1996, these funds had aggregate assets of approximately $2.7 billion, of which approximately $1.9 billion consisted of assets of the tax-free municipal bond funds. The
Administrator, which was founded in 1984, is controlled by Mr.
Lacy B. Herrmann (directly, through a trust and through share ownership by his wife). See the Additional Statement for information on Mr. Herrmann.

        During the year ended December 31, 1996, administration fees of $644,125 were paid or accrued to the Administrator under the Administration Agreement of which $99,853 was voluntarily waived.

        The Distributor currently handles the distribution of the shares of fourteen funds (five money market funds, seven tax-free municipal bond funds and two equity funds), including the Fund.
Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities.

     At the date of this Prospectus, there is a proposed transaction whereby all of the shares of the Distributor, which are currently owned by Mr. Herrmann, will be owned by certain directors and/or officers of the Administrator and/or the Distributor, including Mr. Herrmann.

                  DIVIDEND AND TAX INFORMATION

Dividends and Distributions

        The Fund will declare all of its net income, as defined below, as dividends on every day, including weekends and holidays, on those shares outstanding for which payment was received by the close of business on the preceding business day.
Net income for dividend purposes includes all interest income accrued by the Fund since the previous dividend declaration, including accretion of any original issue discount, less expenses paid or accrued. As such net income will vary, the Fund's dividends will also vary. The per-share dividends of Class C
Shares will be lower than the per share dividends on the Class A
Shares as a result of the higher service and distribution fees applicable to those shares. In addition, the dividends of each class can vary because each class will bear certain class-specific charges. Dividends and other distributions paid by the Fund with respect to each class of its shares are calculated at the same time and in the same manner.

     It is the Fund's present policy to pay dividends so that they will be received or credited by approximately the first day of each month. Shareholders may elect to have dividends deposited without charge by electronic funds transfers into an account at a Financial Institution which is a member of the Automated Clearing
House by completing a Ready Access Features form.

     Redeemed shares continue to earn dividends through and including the earlier of (i) the day before the day on which the redemption proceeds are mailed, wired or transferred by the facilities of the Automated Clearing House by the Agent or paid by the Agent to a selected dealer; or (ii) the third day on which the New York Stock Exchange is open after the day on which the net asset value of the redeemed shares has been determined (see
"How To Redeem Your Investment").

        Net investment income includes amounts of income from the Colorado Obligations in the Fund's portfolio which are allocated as "exempt-interest dividends." "Exempt-interest dividends" are exempt from regular Federal income tax. The allocation of "exempt-interest dividends" will be made by the use of one designated percentage applied uniformly to all income dividends declared during the Fund's tax year. Such designation will normally be made in the first month after the end of each of the Fund's fiscal years as to income dividends paid in the prior year. It is possible that in certain circumstances, a small portion of the dividends paid by the Fund will be subject to income taxes. During the Fund's fiscal year ended December 31, 1996, 97.86% of the Fund's dividends were "exempt-interest dividends." For the calendar year 1996, 2.14% of the total dividends paid were taxable as ordinary income. The percentage of income designated as tax-exempt for any particular dividend may be different from the percentage of the Fund's income that was tax-exempt during the period covered by the dividend.

     Distributions ("short-term gains distributions") from net realized short-term gains, if any, and distributions ("long-term gains distributions"), if any, from the excess of net long-term capital gains over net short-term capital losses realized through October 31st of each year and not previously paid out will be paid out after that date; the Fund may also pay supplemental distributions after the end of its fiscal year. If net capital losses are realized in any year, they are charged against capital and not against net investment income which is distributed regardless of gains or losses. The Fund may be required to impose backup withholding at a rate of 31% upon payment of redemptions to shareholders, and from short- and long-term gains distributions (if any) and any other distributions that do not qualify as "exempt-interest dividends," if shareholders do not comply with provisions of the law relating to the furnishing of taxpayer identification numbers and reporting of dividends.

     Unless you request otherwise by letter addressed to the Agent or by filing an appropriate Application prior to a given ex-dividend date, dividends and distributions will be automatically reinvested in full and fractional shares of the Fund at net asset value on the record date for the dividend or distribution or other date fixed by the Board of Trustees. An election to receive cash will continue in effect until written notification of a change is received by the Agent. All shareholders, whether their dividends are received in cash or are being reinvested, will receive a monthly account summary indicating the current status of their investment. There is no fixed dividend rate. Corporate shareholders of the Fund are not entitled to any deduction for dividends received from the Fund.

Tax Information

     The Fund qualified during its last fiscal year as a "regulated investment company" under the Code, and intends to continue to so qualify. If it does so qualify, it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions. However, the Code contains a number of complex tests relating to such qualification and it is possible although not likely that the Fund might not meet one or more of these tests in any particular year. If it does not so qualify, it would be treated for tax purposes as an ordinary corporation, would receive no tax deduction for payments made to shareholders and would be unable to pay dividends or distributions which would qualify as "exempt-interest dividends" or "capital gains dividends," as discussed below.

     The Fund intends to qualify during each fiscal year under the Code to pay "exempt-interest dividends" to its shareholders.
Exempt-interest dividends which are derived from net income earned by the Fund on Colorado Obligations will be excludable from gross income of the shareholders for regular Federal income tax purposes. Capital gains dividends are not included in exempt-interest dividends. Although "exempt-interest dividends" are not taxed, each taxpayer must report the total amount of tax-exempt interest (including exempt-interest dividends from the Fund) received or acquired during the year.

     The Omnibus Budget Reconciliation Act of 1993 requires that either gains realized by the Fund on the sale of municipal obligations acquired after April 30, 1993 at a price which is less than face or redemption value be included as ordinary income to the extent such gains do not exceed such discount or that the discount be amortized and included ratably in taxable income.
There is an exception to the foregoing treatment if the amount of the discount is less than 0.25% of face or redemption value multiplied by the number of years from acquisition to maturity.
The Fund will report such ordinary income in the years of sale or redemption rather than amortize the discount and report it ratably. To the extent the resultant ordinary taxable income is distributed to shareholders, it will be taxable to them as ordinary income.

     Capital gains dividends (net long-term gains over net short-term losses which the Fund distributes and so designates) are reportable by shareholders as long-term capital gains. This is the case whether the shareholder takes the distribution in cash or elects to have the distribution reinvested in Fund shares and regardless of the length of time the shareholder has held his or her shares. Capital gains are taxed at the same rates as ordinary income, except that for individuals, trusts and estates the maximum tax rate on capital gains distributions is 28% even if the applicable rate on ordinary income for such taxpayers is higher than 28%.

     Short-term gains, when distributed, are taxed to shareholders as ordinary income. Capital losses of the Fund are not distributed but carried forward by the Fund to offset gains in later years and thereby lessen the later-year capital gains dividends and amounts taxed to shareholders.

     The Fund's gains or losses on sales of Colorado Obligations will be long-term or short-term depending upon the length of time the Fund has held such obligations. Capital gains and losses of the Fund will also include gains and losses on Futures and options, if any, including gains and losses actually realized on sales and exchanges and gains and losses deemed to be realized.
Those deemed to be realized are on Futures and options held by the Fund at year-end, which are "marked to the market," that is, deemed sold for fair market value. Net gains or losses realized and deemed realized on Futures and options will be reportable by the Fund as long-term to the extent of 60% of the gains or losses and short-term to the extent of 40% regardless of the actual holding period of such investments.

     Information as to the tax status of the Fund's dividends and distributions will be mailed to shareholders annually.

     Under the Code, interest on loans incurred by shareholders to enable them to purchase or carry shares of the Fund may not be deducted for regular Federal tax purposes. In addition, under rules used by the Internal Revenue Service for determining when borrowed funds are deemed used for the purpose of purchasing or carrying particular assets, the purchase of shares of the Fund may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares. The receipt of exempt-interest dividends from the Fund by an individual shareholder may result in some portion of any social security payments or railroad retirement benefits received by the shareholder or the shareholder's spouse being included in taxable income. Persons who are "substantial users"
(or persons related thereto) of facilities financed by industrial development bonds or private activity bonds should consult their own tax advisers before purchasing shares.

     While interest from all Colorado Obligations is tax-exempt for purposes of computing the shareholder's regular tax, interest from so-called private activity bonds issued after August 7, 1986, constitutes a tax preference for both individuals and corporations and thus will enter into a computation of the alternative minimum tax. Whether or not that computation will result in a tax will depend on the entire content of the taxpayer's return. The Fund will not invest in the types of Colorado Obligations which would give rise to interest that would be subject to alternative minimum taxation if more than 20% of its net assets would be so invested, and may refrain from investing in that type of bond completely. The 20% limit is a fundamental policy of the Fund.

     Corporate shareholders must add to or subtract from alternative minimum taxable income, as calculated before taking into consideration this adjustment, 75% of the difference between what is called adjusted current earnings (essentially current earnings and profits) and alternative minimum taxable income, as previously calculated. Since tax-exempt bond interest is included in earnings and profits and therefore in adjusted current earnings, this adjustment will tend to make it more likely that corporate shareholders will be subject to the alternative minimum tax.

Tax Effects of Redemptions

        Normally, when you redeem shares of the Fund you will recognize capital gain or loss measured by the difference between the proceeds received in the redemption and the amount you paid for the shares. If you are required to pay a contingent deferred sales charge at the time of redemption, the amount of that charge will reduce the amount of your gain or increase the amount of your loss as the case may be. Your gain or loss will be long-term if you held the redeemed shares for over a year, and short-term, if for a year or less. However, if shares held for six months or less are redeemed and you have a loss, two special rules apply:
the loss is reduced by the amount of exempt-interest dividends, if any, which you received on the redeemed shares, and any loss over and above the amount of such exempt-interest dividends is treated as a long-term loss to the extent you have received capital gains dividends on the redeemed shares.

Tax Effect of Conversion

     Class C Shares will automatically convert to Class A Shares approximately six years after purchase. No gain or loss will be recognized by the Fund or its shareholders upon such conversions;
each shareholder's adjusted tax basis in the Class A Shares received upon conversion will equal the shareholder's adjusted tax basis in the Class C Shares held immediately before the conversion; and each shareholder's holding period for the Class A
Shares received upon conversion will include the period for which the shareholder held as capital assets the converted Class C
Shares immediately before conversion.

Colorado Tax Information

     Dividends and distributions made by the Fund to Colorado individuals, trusts, estates and corporations subject to the Colorado income tax will generally be treated for Colorado income tax purposes in the same manner as they are treated under the Code for Federal income tax purposes. Since the Fund may, except as indicated below, purchase only Colorado Obligations (which, as defined, means obligations, including those of non-Colorado issuers, of any maturity which pay interest which, in the opinion of counsel, is exempt from regular Federal income taxes and Colorado income taxes), none of the exempt-interest dividends paid by the Fund will be subject to Colorado income tax. The Fund may also pay "short-term gains distributions" and "long-term gains distributions," each as discussed under "Dividends and Distributions" above. Under Colorado income tax law, each short-term gains distribution will be treated as a short-term gain and each long-term gains distribution will be treated as a long-term capital gain. The only investment which the Fund may make other than in Colorado Obligations is in Futures and options on them. Any gains on Futures and options (including gains imputed under the Code) paid as part or all of a short-term gains distribution or a long-term gains distribution will be taxed as indicated above.

     Persons or entities who are not Colorado residents should not be subject to Colorado income taxation on dividends and distributions made by the Fund unless the nonresident employs his or her interest in the Fund in a business, trade, profession or occupation carried on in Colorado but may be subject to other state and local taxes. As intangibles, shares of the Fund will be exempt from Colorado property taxes.

                       EXCHANGE PRIVILEGE

        There is an exchange privilege as set forth below among this Fund and certain tax-free municipal bond funds and two equity funds (the "Bond or Equity Funds") and certain money market funds (the "Money-Market Funds"), all of which are sponsored by Aquila Management Corporation and Aquila
Distributors, Inc., and have the same Administrator and Distributor as the Fund. All exchanges are subject to certain conditions described below. As of the date of the Prospectus, the Aquila-sponsored Bond or Equity Funds are this Fund, Aquila Rocky
Mountain Equity Fund, Aquila Cascadia Equity Fund, Hawaiian
Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of
Oregon, Churchill Tax-Free Fund of Kentucky, Tax-Free Fund For
Utah and Narragansett Insured Tax-Free Income Fund; the Aquila
Money-Market Funds are Capital Cash Management Trust, Pacific
Capital Cash Assets Trust (Original Shares), Pacific Capital
Tax-Free Cash Assets Trust (Original Shares), Pacific Capital
U.S. Treasuries Cash Assets Trust (Original Shares) and Churchill
Cash Reserves Trust.

     Class A Shares of the Fund can be exchanged only into Class
A Shares of any Bond or Equity Fund or into shares of the Money-Market Funds. Class C Shares can be exchanged only into Class C Shares of any Bond or Equity Fund or into shares of the Money-Market Funds.

Class A Shares Exchange Privilege

        Under the Class A Shares exchange privilege, once any applicable sales charge has been paid on Class A Shares of any Bond or Equity Fund, those shares (and any Class A Shares acquired as a result of reinvestment of dividends and/or distributions) may be exchanged any number of times between Money-Market Funds and Bond or Equity Funds without the payment of any additional sales charge.

        CDSC Class A Shares of the Fund (see "Purchase of $1
Million or More" and "Special Dealer Arrangements") can be exchanged for CDSC Class A Shares of a Bond or Equity Fund or into a Money-Market Fund. The CDSC Class A Shares will not be subject to a contingent deferred sales charge at the time of exchange, but the contingent deferred sales charge will be payable upon a redemption which occurs before the expiration of the applicable holding period of any CDSC Class A Shares or any shares of a Money-Market Fund received on exchange for CDSC Class
A Shares. (The contingent deferred sales charge does not apply to any shares acquired as a result of reinvestment of dividends and/or distributions.) For purposes of computing the time period for the applicable contingent deferred sales charge, the length of time of ownership of CDSC Class A Shares will be determined by the time of original purchase and not by the time of the exchange. Any period of 30 days or more during which any Money-Market shares received on an exchange of CDSC Class A
Shares are held is not counted in computing the period of ownership of CDSC Class A Shares. (See "Alternative Purchase
Plans.")

Class C Shares Exchange Privilege

        Under the Class C Shares exchange privilege, Class C
Shares (and any Class C Shares acquired as a result of reinvestment of dividends and/or distributions) may be exchanged any number of times between Money-Market Funds and for Class C
Shares of Bond or Equity Funds. Class C Shares will not be subject to a contingent deferred sales charge at the time of exchange, but the contingent deferred sales charge will be payable upon redemption which occurs before the expiration of the applicable holding period of any Class C Shares or any shares of a Money-Market Fund received on exchange for Class C Shares. (The contingent deferred sales charge does not apply to any shares acquired as a result of reinvestment of dividends and/or distributions.) For purposes of computing the time period for the applicable contingent deferred sales charge or for the conversion of Class C Shares into Class A Shares, the length of time of ownership of Class C Shares will be determined by time of original purchase and not by the time of the exchange. Any period of 30 days or more during which any Money-Market shares received on an exchange of Class C Shares are held is not counted in computing the period of ownership of Class C Shares. (See
"Alternative Purchase Plans.")

Eligible Shares

     The "Class A Eligible Shares" of any Bond or Equity Fund are those Class A Shares which were (a) acquired by direct purchase with payment of any applicable sales charge, or which were received in exchange for shares of another Bond or Equity Fund on which any applicable sales charge was paid; (b) acquired by exchange for shares of a Money-Market Fund with payment of the applicable sales charge; (c) acquired in one or more exchanges between shares of a Money-Market Fund and a Bond or Equity Fund so long as the shares of the Bond or Equity Fund were originally purchased as set forth in (a) or (b); (d) acquired on conversion of Class C Shares or (e) acquired as a result of reinvestment of dividends and/or distributions on otherwise Class A Eligible
Shares.

     The "CDSC Class A Eligible Shares" of any Bond or Equity
Fund are those CDSC Class A Shares which were (a) acquired by direct purchase in the amount of $1 million or more without a sales charge or in certain purchases when Special Dealer
Arrangements are in effect or which were received in exchange for CDSC Class A Shares of another Bond or Equity Fund acquired under the same conditions; (b) acquired by exchange for shares of a Money-Market Fund under the same conditions; (c) acquired in one or more exchanges between shares of a Money-Market Fund and a Bond or Equity Fund so long as the shares of the Bond or Equity
Fund were originally purchased as set forth in (a) or (b); or (d) acquired as a result of reinvestment of dividends and/or distributions on otherwise CDSC Class A Eligible Shares.

        The "Class C Eligible Shares" of any Bond or Equity Fund are those Class C Shares which were (a) acquired by direct purchase including by exchange from a Money-Market Fund, or which were received in exchange for shares of Class C Shares of another
Bond or Equity Fund; or (b) acquired as a result of reinvestment of dividends and/or distributions on otherwise Class C Eligible
Shares.

        If you own Class A or Class C Eligible Shares of any Bond or Equity Fund, you may exchange them for shares of any Money
Market Fund or the Class A or Class C Shares, respectively, of any other Bond or Equity Fund without payment of any sales charge or CDSC. The shares received will continue to be Class A or Class
C Eligible Shares.

     If you own shares of a Money-Market Fund which you have acquired by exchange for Class A Eligible Shares of any Bond or Equity Fund, you may exchange these shares, and any shares acquired as a result of reinvestment of dividends and/or distributions on these shares, for Class A Shares of any Bond or Equity Fund without payment of any sales charge.

        If you own shares of a Money-Market Fund which you have acquired by exchange for CDSC Class A Eligible Shares of any Bond or Equity Fund, you may exchange these shares, and any shares acquired as a result of reinvestment of dividends and/or distributions on these shares, for CDSC Class A Shares of any Bond or Equity Fund but you will be required to pay the applicable contingent deferred sales charge, if any, if you redeem such shares before you have held CDSC Class A Shares for four years. You will also be required to pay the applicable contingent deferred sales charge, if any, if you redeem such shares of a Money-Market Fund before you have held CDSC Class A
Shares for four years. The running of the four-year period is suspended during the period you hold shares of a Money-Market
Fund received in exchange for CDSC Class A Shares.

        If you own shares of a Money-Market Fund which you have acquired by exchange for Class C Eligible Shares of any Bond or Equity Fund, you may exchange these shares, and any shares acquired as a result of reinvestment of dividends and/or distributions on these shares, for Class C Shares of any Bond or Equity Fund, but you will be required to pay the applicable contingent deferred sales charge, if any, if you redeem such Class C Shares before you have held Class C Shares for 12 months.
You will also be required to pay the applicable contingent deferred sales charge, if any, if you redeem such shares of a Money-Market Fund before you have held Class C Shares for 12 months. The running of the 12-month CDSC period and the six-year conversion period for Class C Shares is suspended during the period you hold shares of a Money-Market Fund received in exchange for Class C Shares. (See "Alternative Purchase
Plans.")

     Shares of a Money-Market Fund may be exchanged for shares of another Money-Market Fund or for Class A Shares or Class C Shares of a Bond or Equity Fund; however, if the shares of a Money-Market Fund were not acquired by exchange of Eligible
Shares of a Bond or Equity Fund or of shares of a Money-Market
Fund acquired in such an exchange, they may be exchanged for Class A Shares of a Bond or Equity Fund only upon payment of the applicable sales charge.

     This Fund, as well as the Money-Market Funds and other Bond or Equity Funds, reserves the right to reject any exchange into its shares, if shares of the fund into which exchange is desired are not available for sale in your state of residence. The Fund may also modify or terminate this exchange privilege at any time.
In the case of termination, the Prospectus will be appropriately supplemented. No such modification or termination shall take effect on less than 60 days' written notice to shareholders.

        All exercises of the exchange privilege are subject to the conditions that (i) the shares being acquired are available for sale in your state of residence; (ii) the aggregate net asset value of the shares surrendered for exchange is at least equal to the minimum investment requirements of the investment company whose shares are being acquired and (iii) the ownership of the accounts from which and to which the exchange is made are identical.

     The Agent will accept telephone exchange instructions from anyone. To make a telephone exchange telephone:

             800-872-2651 toll free or 908-855-5731

     Note: The Fund, the Agent, and the Distributor will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller. The Agent will request some or all of the following information: account name(s) and number, name of the caller, the social security number registered to the account and personal identification. The Agent may also record calls. You should verify the accuracy of confirmation statements immediately upon receipt.

     Exchanges will be effected at the relative exchange prices of the shares being exchanged next determined after receipt by the Agent of your exchange request. The exchange prices will be the respective net asset values of the shares, unless a sales charge is to be deducted in connection with an exchange of shares, in which case the exchange price of shares of a Bond or Equity Fund will be their public offering price. Prices for exchanges are determined in the same manner as for purchases of the Fund's shares. See "How to Invest in the Fund."

        An exchange is treated for Federal tax purposes as a redemption and purchase of shares and may result in the realization of a capital gain or loss, depending on the cost or other tax basis of the shares exchanged and the holding period
(see "Tax Effects of Redemptions" and the Additional Statement);
no representation is made as to the deductibility of any such loss should such occur.

        Dividends paid by the Money-Market Funds are taxable, except to the extent that a portion or all of the dividends paid by Pacific Capital Tax-Free Cash Assets Trust (a tax-free money-market Fund) are exempt from regular Federal income tax, and to the extent that a portion or all of the dividends paid by Pacific Capital U.S. Treasuries Cash Assets Trust (which invests in U.S. Treasury obligations) are exempt from state income taxes.
Dividends paid by Aquila Rocky Mountain Equity Fund and Aquila
Cascadia Equity Fund are taxable. If your state of residence is not the same as that of the issuers of obligations in which a tax-free municipal bond fund or a tax-free money-market fund invests, the dividends from that fund may be subject to income tax of the state in which you reside. Accordingly, you should consult your tax adviser before acquiring shares of such a bond fund or a tax-free money-market fund under the exchange privilege arrangement.

     If you are considering an exchange into one of the funds listed above, you should send for and carefully read its Prospectus.

                       GENERAL INFORMATION

Performance

     Advertisements, sales literature and communications to shareholders may contain various measures of the Fund's performance including current yield, taxable equivalent yield, various expressions of total return, current distribution rate and taxable equivalent distribution rate.

     Average annual total return figures, as prescribed by the Securities and Exchange Commission, represent the average annual percentage change in value of a hypothetical $1,000 purchase, at the maximum public offering price (offering price includes the applicable sales charge) for 1- and 5-year periods and for a period since the inception of the Fund, to the extent applicable, through the end of such periods, assuming reinvestment (without sales charge) of all distributions. The Fund may also furnish total return quotations for other periods or based on investments at various applicable sales charge levels or at net asset value.
For such purposes total return equals the total of all income and capital gains paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price. See the Additional Statement.

     Current yield reflects the income per share earned by each of the Fund's portfolio investments; it is calculated by (i) dividing the Fund's net investment income per share during a recent 30-day period by (ii) the maximum public offering price on the last day of that period and by (iii) annualizing the result.
Taxable equivalent yield shows the yield from a taxable investment that would be required to produce an after-tax yield equivalent to that of the Fund, which invests in tax-exempt obligations. It is computed by dividing the tax-exempt portion of the Fund's yield (calculated as indicated) by one minus a stated income tax rate and by adding the product to the taxable portion
(if any) of the Fund's yield. See the Additional Statement.

     Current yield and taxable equivalent yield, which are calculated according to a formula prescribed by the Securities and Exchange Commission (see the Additional Statement), are not indicative of the dividends or distributions which were or will be paid to the Fund's shareholders. Dividends or distributions paid to shareholders are reflected in the current distribution rate or taxable equivalent distribution rate which may be quoted to shareholders. The current distribution rate is computed by (i) dividing the total amount of dividends per share paid by the Fund during a recent 30-day period by (ii) the current maximum offering price and by (iii) annualizing the result. A taxable equivalent distribution rate shows the taxable distribution rate that would be required to produce an after-tax distribution rate equivalent to the Fund's distribution rate (calculated as indicated above). The current distribution rate differs from the current yield computation because it could include distributions to shareholders from sources, if any, other than dividends and interest, such as short-term capital gains or return of capital.
If distribution rates are quoted in advertising, they will be accompanied by calculations of current yield in accordance with the formula of the Securities and Exchange Commission.

     In each case performance figures are based upon past performance, reflect as appropriate all recurring charges against the Fund's income net of fee waivers and reimbursement of expenses, if any, and will assume the payment of the maximum sales charge, if any, on the purchase of shares, but not on reinvestment of income dividends. The investment results of the Fund, like all other investment companies, will fluctuate over time; thus, performance figures should not be considered to represent what an investment may earn in the future or what the Fund's yield, tax equivalent yield, distribution rate, taxable equivalent distribution rate or total return may be in any future period. The annual report of the Fund contains additional performance information that will be made available upon request and without charge.

Description of the Fund and Its Shares

     The Fund is an open-end, non-diversified management investment company organized in 1987 as a Massachusetts business trust. (See "Investment of the Fund's Assets" for further information about the Fund's status as "non-diversified.")

        The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. Each share represents an equal proportionate interest in the Fund with each other share of its class; shares of the respective classes represent proportionate interests in the Fund in accordance with their respective net asset values.
Upon liquidation of the Fund, shareholders are entitled to share pro-rata in the net assets of the Fund available for distribution to shareholders, in accordance with the respective net asset values of the shares of each of the Fund's classes at that time.
All shares are presently divided into three classes; however, if they deem it advisable and in the best interests of shareholders, the Board of Trustees of the Fund may create additional classes of shares, which may differ from each other as provided in rules and regulations of the Securities and Exchange
Commission or by exemptive order. The Board of Trustees may, at its own discretion, create additional series of shares, each of which may have separate assets and liabilities (in which case any such series will have a designation including the word "Series").
See the Additional Statement for further information about possible additional series. Shares are fully paid and non-assessable, except as set forth under the caption "General
Information" in the Additional Statement; the holders of shares have no pre-emptive or conversion rights.

     In addition to Class A Shares and Class C Shares, which are offered by this Prospectus, the Fund also has Institutional Class
Shares ("Class Y Shares"), which are offered only to institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity and are not offered directly to retail customers. Class Y Shares are offered by means of a separate prospectus, which can be obtained by calling the Fund at 800-872-2652.

        The primary distinction among the Fund's three classes of shares lies in their different sales charge structures and ongoing expenses, which are likely to be reflected in differing yields and other measures of investment performance. All three classes represent interests in the same portfolio of Colorado
Obligations and have the same rights, except that each class bears the separate expenses, if any, of its participation in the Distribution Plan and Shareholder Services Plan and has exclusive voting rights with respect to such participation.

Voting Rights

        At any meeting of shareholders, shareholders are entitled to one vote for each dollar of net asset value (determined as of the record date for the meeting) per share held (and proportionate fractional votes for fractional dollar amounts).
Shareholders will vote on the election of Trustees and on other matters submitted to the vote of shareholders. Shares vote by classes on any matter specifically affecting one or more classes, such as an amendment of an applicable part of the Distribution
Plan. No amendment may be made to the Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of the Fund except that the Fund's Board of Trustees may change the name of the Fund. The Fund may be terminated (i) upon the sale of its assets to another issuer, or
(ii) upon liquidation and distribution of the assets of the Fund, in either case if such action is approved by the vote of the holders of a majority of the outstanding shares of the Fund. If not so terminated, the Fund will continue indefinitely.




                   APPLICATION FOR TAX-FREE FUND OF COLORADO
                      FOR CLASS A OR CLASS C SHARES ONLY
                PLEASE COMPLETE STEPS 1 THROUGH 4 AND MAIL TO:
                      ADM, ATTN: AQUILA SM GROUP OF FUNDS
                  581 MAIN STREET, WOODBRIDGE, NJ 07095-1198
                             Tel.# 1-800-872-2651

STEP 1
A. ACCOUNT REGISTRATION

___Individual Use line 1
___Joint Account*  Use lines 1&2
___For a Minor Use line 3
___For Trust, Corporation, Partnership or other Entity Use line 4
* Joint Accounts will be Joint Tenants with rights of survivorship unless otherwise specified.
** Uniformed Gifts/Transfers to Minors Act.

Please type or print name exactly as account is to be registered
1.________________________________________________________________
  First Name   Middle Initial   Last Name   Social Security Number
2.________________________________________________________________
  First Name   Middle Initial   Last Name   Social Security Number
3.________________________________________________________________
  Custodian's First Name      Middle Initial          Last Name
Custodian for ____________________________________________________
                   Minor's First Name   Middle Initial   Last Name
Under the ___________UGTMA** _____________________________________
         Name of State       Minor's Social Security Number
4. ____________________________________________________
   ____________________________________________________
(Name of Corporation or Partnership. If a Trust, include the name(s) of
Trustees in which account will be registered and the name and date of the
Trust Instrument. Account for a Pension or Profit Sharing Plan or Trust may
be registered in the name of the Plan or Trust itself.)
___________________________________________________________________
          Tax I.D. Number    Authorized Individual          Title

B. MAILING ADDRESS AND TELEPHONE NUMBER

____________________________________________________
  Street or PO Box                           City
_______________________________(______)______________
  State           Zip          Daytime Phone Number

Occupation:________________________Employer:________________________

Employer's Address:__________________________________________________
                   Street Address:               City  State  Zip

Citizen or resident of: ___ U.S. ___ Other Check here ___ if you are a non-U.S. Citizen or resident and not subject to back-up withholding (See certification in Step 4, Section B, below.)

C. INVESTMENT DEALER OR BROKER:
(Important - to be completed by Dealer or Broker)

_______________________   _____________________________
Dealer Name                           Branch Number
_______________________   _____________________________
Street Address                   Rep. Number/Name
_______________________   (_______)_____________________
  City    State    Zip     Area Code        Telephone


STEP 2
PURCHASES OF SHARES

A. INITIAL INVESTMENT

Indicate method of payment (For either method, make check payment to: TAX-FREE FUND OF COLORADO)

Indicate class of shares:
__  Class A Shares (Front-Payment Class)
__  Class C Shares (Level-Payment Class)

IF NO SHARE CLASS IS MARKED, INVESTMENT WILL AUTOMATICALLY BE MADE
IN CLASS A SHARES.

   __ Initial Investment $_________ (Minimum $1,000)
   __ Automatic Investment $________ (Minimum $50)
For Automatic Investment of at least $50 per month, you must complete
Step 3, Section A, Step 4, Sections A & B and ATTACH A PRE-PRINTED
DEPOSIT SLIP OR VOIDED CHECK.

B. DISTRIBUTIONS

All income dividends and capital gains distributions are automatically reinvested in additional shares at Net Asset Value unless otherwise indicated below.

Dividends are to be:___ Reinvested  ___Paid in cash*
Capital Gains Distributions are to be: ___ Reinvested ___ Paid in cash*
    * For cash dividends, please choose one of the following options:

___ Deposit directly into my/our Financial Institution account.
    ATTACHED IS A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK showing the
    Financial Institution account where I/we would like you to deposit the dividend. (A Financial Institution is a commercial bank, savings bank or credit union.)

___ Mail check to my/our address listed in Step 1.


STEP 3
SPECIAL FEATURES

A. AUTOMATIC INVESTMENT PROGRAM
(Check appropriate box)
___ Yes ___ No

    This option provides you with a convenient way to have amounts automatically drawn on your Financial Institution account and invested in your Tax-Free Fund of Colorado Account. To establish this program, please complete Step 4, Sections A & B of this Application.

I/We wish to make regular monthly investments of $ _________________
(minimum $50) on the ___ 1st day or ___ 16th day of the month (or on the first business day after that date).
(YOU MUST ATTACH A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK)

B. TELEPHONE INVESTMENT
(Check appropriate box)
___ Yes ___ No

    This option provides you with a convenient way to add to your account
(minimum $50 and maximum $50,000) at any time you wish by simply calling the Fund toll-free at 1-800-872-2651. To establish this program, please complete Step 4, Sections A & B of this Application.
(YOU MUST ATTACH A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK)

C. LETTER OF INTENT

APPLICABLE TO CLASS A SHARES ONLY.
See Terms of Letter of Intent and Escrow at the end of this application
___ Yes ___ No

I/We intend to invest in Class A Shares of the Fund during the 13-month period from the date of my/our first purchase pursuant to this Letter
(which purchase cannot be more than 90 days prior to the date of this Letter), an aggregate amount (excluding any reinvestment of dividends or distributions) of at least $25,000 which, together with my/our present holdings of Fund shares (at public offering price on date of this Letter), will equal or exceed the minimum amount checked below:

___  $25,000   ___  $50,000    ___ $100,000   ___ $250,000
___  $500,000

D. AUTOMATIC WITHDRAWAL PLAN

(Minimum investment $5,000)
APPLICABLE TO CLASS A SHARES ONLY.

Application must be received in good order at least 2 weeks prior to 1st actual liquidation date.
(Check appropriate box)
___ Yes ___ No

    Please establish an Automatic Withdrawal Plan for this account, subject to the terms of the Automatic Withdrawal Plan Provisions set forth below. To realize the amount stated below, Administrative Data
Management Corp. (the Agent) is authorized to redeem sufficient shares from this account at the then current Net Asset Value, in accordance with the terms below:

Dollar Amount of each withdrawal $ ______________beginning________________ .
                                   Minimum: $50             Month/Year
Payments to be made: ___ Monthly or ___ Quarterly

    Checks should be made payable as indicated below. If check is payable to a Financial Institution for your account, indicate Financial
Institution name, address and your account number.
_______________________________     ______________________________________
First Name Middle Initial Last Name   Financial Institution Name
_______________________________     ______________________________________
  Street                             Financial Institution Street Address
_______________________________     ______________________________________
 City   State Zip                   City   State Zip

                                     ____________________________________
                                     Financial Institution Account Number

E. TELEPHONE EXCHANGE
 (Check appropriate box)
___ Yes ___ No
This option allows you to effect exchanges among accounts in your name within the Aquila SM Group of Funds by telephone.

    The Agent is authorized to accept and act upon my/our or any other persons telephone instructions to execute the exchange of shares of one
Aquila-sponsored fund for shares of another Aquila-sponsored fund with identical shareholder registration in the manner described in the Prospectus. Except for gross negligence in acting upon such telephone instructions to execute an exchange, and subject to the conditions set forth herein, I/we understand and agree to hold harmless the Agent, each of the Aquila Funds, and their respective officers, directors, trustees, employees, agents and affiliates against any liability, damage, expense, claim or loss, including reasonable costs and attorneys fees, resulting from acceptance of, or acting or failure to act upon, this Authorization.

F. EXPEDITED REDEMPTION
(Check appropriate box)
___ Yes ___ No

The proceeds will be deposited to your Financial Institution account listed.

    Cash proceeds in any amount from the redemption of shares will be mailed or wired, whenever possible, upon request, if in an amount of
$1,000 or more to my/our account at a Financial Institution. The
Financial Institution account must be in the same name(s) as this
Fund account is registered.
(YOU MUST ATTACH A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK).
_______________________________   ____________________________________
  Account Registration            Financial Institution Account Number
_______________________________   ____________________________________
  Financial Institution Name      Financial Institution Transit/Routing
                                                                Number
_______________________________   ____________________________________
  Street                            City   State Zip


STEP 4 Section A
DEPOSITORS AUTHORIZATION TO HONOR DEBITS

IF YOU SELECTED AUTOMATIC INVESTMENT OR TELEPHONE INVESTMENT
YOU MUST ALSO COMPLETE STEP 4, SECTIONS A & B.

I/We authorize the Financial Institution listed below to charge to my/our account any drafts or debits drawn on my/our account initiated by the Agent, Administrative Data Management Corp., and to pay such sums in accordance therewith, provided my/our account has sufficient funds to cover such drafts or debits. I/We further agree that your treatment of such orders will be the same as if I/we personally signed or initiated the drafts or debits.

I/We understand that this authority will remain in effect until you receive my/our written instructions to cancel this service. I/We also agree that if any such drafts or debits are dishonored, for any reason, you shall have no liabilities.

Financial Institution Account Number _______________________________________

Name and Address where my/our account is maintained

Name of Financial Institution______________________________________________

Street Address_____________________________________________________________

City___________________________________________State _________ Zip ________
Name(s) and Signature(s) of Depositor(s) as they appear where account is registered

______________________________________________
        (Please Print)
X_____________________________________________  __________________
        (Signature)                                    (Date)

______________________________________________
        (Please Print)
X_____________________________________________  __________________
        (Signature)                                    (Date)

                        INDEMNIFICATION AGREEMENT

To: Financial Institution Named Above

So that you may comply with your depositor's request, Aquila
Distributors, Inc. (the "Distributor") agrees:

1 Electronic Funds Transfer debit and credit items transmitted pursuant to the above authorization shall be subject to the provisions of the Operating Rules of the National Automated
  Clearing House Association.

2 To indemnify and hold you harmless from any loss you may suffer in connection with the execution and issuance of any electronic debit in the normal course of business initiated by the Agent
  (except any loss due to your payment of any amount drawn against insufficient or uncollected funds), provided that you promptly notify us in writing of any claim against you with respect to the same, and further provided that you will not settle or pay or agree to settle or pay any such claim without the written permission of the Distributor.

3 To indemnify you for any loss including your reasonable costs and expenses in the event that you dishonor, with or without cause, any such electronic debit.

STEP 4
Section B

SHAREHOLDER AUTHORIZATION/SIGNATURE(S) REQUIRED

- The undersigned warrants that he/she has full authority and is of legal age to purchase shares of the Fund and has received and read a current Prospectus of the Fund and agrees to its terms.

- I/We authorize the Fund and its agents to act upon these instructions for the features that have been checked.

- I/We acknowledge that in connection with an Automatic Investment or Telephone Investment, if my/our account at the Financial Institution has insufficient funds, the Fund and its agents may cancel the purchase transaction and are authorized to liquidate other shares or fractions thereof held in my/our Fund account to make up any deficiency resulting from any decline in the net asset value of shares so purchased and any dividends paid on those shares. I/We authorize the Fund and its agents to correct any transfer error by a debit or credit to my/our Financial Institution account and/or
  Fund account and to charge the account for any related charges.
  I/We acknowledge that shares purchased either through Automatic
  Investment or Telephone Investment are subject to applicable sales charges.

- The Fund, the Agent and the Distributor and their Trustees, directors, employees and agents will not be liable for acting upon instructions believed to be genuine, and will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller.
  The Agent will request some or all of the following information:
  account name and number; name(s) and social security number registered to the account and personal identification; the Agent may also record calls. Shareholders should verify the accuracy of confirmation statements immediately upon receipt. Under penalties of perjury, the undersigned whose Social Security (Tax I.D.) Number is shown above certifies (i) that Number is my correct taxpayer identification number and (ii) currently I am not under IRS notification that I am subject to backup withholding (line out (ii) if under notification). If no such Number is shown, the undersigned further certifies, under penalties of perjury, that either (a) no such Number has been issued, and a Number has been or will soon be applied for; if a Number is not provided to you within sixty days, the undersigned understands that all payments
  (including liquidations) are subject to 31% withholding under federal tax law, until a Number is provided and the undersigned may be subject to a $50 I.R.S. penalty; or (b) that the undersigned is not a citizen or resident of the U.S.; and either does not expect to be in the U.S. for 183 days during each calendar year and does not conduct a business in the U.S. which would receive any gain from the Fund, or is exempt under an income tax treaty.

NOTE: ALL REGISTERED OWNERS OF THE ACCOUNT MUST SIGN BELOW.
FOR A TRUST, ALL TRUSTEES MUST SIGN.*
__________________________     ____________________________     _________
Individual (or Custodian)      Joint Registrant, if any            Date
__________________________     ____________________________     _________
Corporate Officer, Partner,    Title                               Date
Trustee, etc.

* For Trust, Corporations or Associations, this form must be accompanied by proof of authority to sign, such as a certified copy of the corporate resolution or a certificate of incumbency under the trust instrument.


SPECIAL INFORMATION

- Certain features (Automatic Investment, Telephone Investment,
  Expedited Redemption and Direct Deposit of Dividends) are effective
  15 days after this form is received in good order by the Fund's Agent.

- You may cancel any feature at any time, effective 3 days after the Agent receives written notice from you.

- Either the Fund or the Agent may cancel any feature, without prior notice, if in its judgment your use of any feature involves unusual effort or difficulty in the administration of your account.

- The Fund reserves the right to alter, amend or terminate any or all features or to charge a service fee upon 30 days written notice to shareholders except if additional notice is specifically required by the terms of the Prospectus.

BANKING INFORMATION

- If your Financial Institution account changes, you must complete a Ready Access features form which may be obtained from Aquila
  Distributors at 1-800-872-2652 and send it to the Agent together with a "voided" check or pre-printed deposit slip from the new account. The new Financial Institution change is effective in 15 days after this form is received in good order by the Fund's Agent.

TERMS OF LETTER OF INTENT AND ESCROW

      By checking Box 2c and signing the Application, the investor is entitled to make each purchase at the public offering price applicable to a single transaction of the dollar amount checked above, and agrees to be bound by the terms and conditions applicable to Letters of Intent appearing below.

      The investor is making no commitment to purchase shares, but if the investor's purchases within thirteen months from the date of the investor's first purchase do not aggregate $25,000, or, if such purchases added to the investor's present holdings do not aggregate the minimum amount specified above, the investor will pay the increased amount of sales charge prescribed in the terms of escrow below.

      The commission to the dealer or broker, if any, named herein shall be at the rate applicable to the minimum amount of the investor's specified intended purchases checked above. If the investor's actual purchases do not reach this minimum amount, the commissions previously paid to the dealer will be adjusted to the rate applicable to the investor's total purchases. If the investor's purchases exceed the dollar amount of the investor's intended purchases and pass the next commission break-point, the investor shall receive the lower sales charge, provided that the dealer returns to the Distributor the excess of commissions previously allowed or paid to him over that which would be applicable to the amount of the investor's total purchases.

      The investor's dealer or broker shall refer to this Letter of Intent in placing any future purchase orders for the investor while this Letter is in effect.

      The escrow shall operate as follows:

1. Out of the initial purchase (or subsequent purchases if necessary), 3% of the dollar amount specified in the Letter of Intent (computed to the nearest full share) shall be held in escrow in shares of the Fund by the Agent. All dividends and any capital distributions on the escrowed shares will be credited to the investor's account.

2. If the total minimum investment specified under the Letter is completed within a thirteen-month period, the escrowed shares will be promptly released to the investor. However, shares disposed of prior to completion of the purchase requirement under the Letter will be deducted from the amount required to complete the investment commitment.

3. If the total purchases pursuant to the Letter are less than the amount specified in the Letter as the intended aggregate purchases, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. If such difference in sales charges is not paid within twenty days after receipt of a request from the Distributor or the dealer, the Distributor will, within sixty days after the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full shares and any cash proceeds for a fractional share remaining after such redemption will be released to the investor. The escrow of shares will not be released until any additional sales charge due has been paid as stated in this section.

4. By checking Box 2c and signing the Application, the investor irrevocably constitutes and appoints the Agent or the Distributor as his attorney to surrender for redemption any or all escrowed shares on the books of the Fund.

AUTOMATIC WITHDRAWAL PLAN PROVISIONS

By requesting an Automatic Withdrawal Plan, the applicant agrees to the terms and conditions applicable to such plans, as stated below.

1. The Agent will administer the Automatic Withdrawal Plan (the "Plan") as agent for the person (the "Planholder") who executed the Plan authorization.

2. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Agent will credit all such shares to the Planholder on the records of the Fund. Any share certificates now held by the Planholder may be surrendered unendorsed to the Agent with the application so that the shares represented by the certificate may be held under the Plan.

3. Dividends and distributions will be reinvested in shares of the Fund at Net Asset Value without a sales charge.

4. Redemptions of shares in connection with disbursement payments will be made at the Net Asset Value per share in effect at the close of business on the last business day of the month or quarter.

5. The amount and the interval of disbursement payments and the address to which checks are to be mailed may be changed, at any time, by the Planholder on written notification to the Agent. The Planholder should allow at least two weeks time in mailing such notification before the requested change can be put in effect.

6. The Planholder may, at any time, instruct the Agent by written notice
   (in proper form in accordance with the requirements of the then current Prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In such case the Agent will redeem the number of shares requested at the Net Asset Value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds of such redemption to the Planholder.

7. The Plan may, at any time, be terminated by the Planholder on written notice to the Agent, or by the Agent upon receiving directions to that effect from the Fund. The Agent will also terminate the Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of the Plan by the Agent or the Fund, shares remaining unredeemed will be held in an uncertificated account in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his executor or guardian, or as otherwise appropriate.

8. The Agent shall incur no liability to the Planholder for any action taken or omitted by the Agent in good faith.

9. In the event that the Agent shall cease to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as his agent in administering the Plan.

10.Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made.
   Accordingly, a Planholder may not maintain this Plan while simultaneously making regular purchases. While an occasional lump sum investment may be made, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.




INVESTMENT ADVISER
KPM Investment Management, Inc.
1700 Lincoln Street, Suite 1300
Denver, Colorado 80203

ADMINISTRATOR
Aquila Management Corporation
380 Madison Avenue, Suite 2300
New York, New York 10017

BOARD OF TRUSTEES
Lacy B. Herrmann, Chairman
Tucker Hart Adams
Arthur K. Carlson
William M. Cole
Anne J. Mills
J. William Weeks
John G. Welles

OFFICERS
Lacy B. Herrmann, President
Jean M. Smith, Vice President
Marie Aro, Vice President
Rose F. Marotta, Chief Financial Officer
Richard F. West, Treasurer
Edward M.W. Hines, Secretary

DISTRIBUTOR
Aquila Distributors, Inc.
380 Madison Avenue, Suite 2300
New York, New York 10017

TRANSFER AND SHAREHOLDER SERVICING AGENT
Administrative Data Management Corp.
581 Main Street
Woodbridge, New Jersey 07095-1198

CUSTODIAN
Bank One Trust Company, N.A.
100 East Broad Street
Columbus, Ohio 43271

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
345 Park Avenue
New York, New York 10154

COUNSEL
Hollyer Brady Smith Troxell
  Barrett Rockett Hines & Mone LLP
551 Fifth Avenue
New York, New York 10176

TABLE OF CONTENTS
Highlights.......................................
Table of Expenses................................
Financial Highlights.............................
Introduction.....................................
Investment Of The Fund's Assets..................
Investment Restrictions.........................
Net Asset Value Per Share.......................
Alternative Purchase Plans......................
How To Invest In The Fund.......................
How To Redeem Your Investment...................
Automatic Withdrawal Plan.......................
Management Arrangements.........................
Dividend And Tax Information....................
Exchange Privilege..............................
General Information.............................
Application and Letter of Intent


AQUILA
[LOGO]
Tax-Free Fund
of
Colorado

A tax-free
income investment

[LOGO]

PROSPECTUS

One Of The
Aquilasm Group Of Funds




                    Tax-Free Fund of Colorado
                  380 Madison Avenue Suite 2300
                       New York, NY 10017
                   800-USA-COL2 (800-872-2652)
                          212-697-6666

Prospectus
Class Y Shares                                 April 30, 1997
Institutional Class Shares

The Fund is a mutual fund whose objective is to seek to provide as high a level of current income exempt from Colorado and regular Federal income taxes as is consistent with preservation of capital by investing in municipal obligations which pay interest exempt from Colorado State and Federal income taxes.
These municipal obligations must, at the time of purchase, either be rated within the four highest credit ratings (considered as investment grade) assigned by Moody's Investors Service, Inc. or Standard & Poor's Corporation, or, if unrated, be determined to be of comparable quality by the Fund's Adviser, KPM Investment
Management, Inc.

     There are three classes of shares of the Fund: Institutional
Class Shares ("Class Y Shares") are offered only to institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are offered at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge and no distribution fee. (See "How to Purchase Class Y
Shares.") The other classes, Front-Payment Class Shares ("Class A
Shares") and Level-Payment Class Shares ("Class C Shares"), are not offered by this Prospectus. See "General Information -
Description of the Fund and Its Shares."

        This Prospectus concisely states information about the Fund that you should know before investing. A Statement of Additional Information about the Fund (the "Additional
Statement") dated April 30, 1997, has been filed with the Securities and Exchange Commission and is available without charge upon written request to Administrative Data Management
Corp., the Fund's Shareholder Servicing Agent, at the address given below, or by calling the telephone number(s) given below.
The Additional Statement contains information about the Fund and its management not included in the Prospectus. The Additional
Statement is incorporated by reference in its entirety in the Prospectus. Only when you have read both the Prospectus and the Additional Statement are all material facts about the Fund available to you.

        Shares of the Fund are not deposits in, obligations of or guaranteed or endorsed by any bank. Shares of the Fund are not insured or guaranteed by the Federal Deposit Insurance
Corporation, the Federal Reserve Board or any other governmental agency or government sponsored agency of the Federal government or any state.

     An investment in the Fund involves investment risks, including possible loss of the principal amount invested.

      For Purchase, Redemption or Account inquiries contact
             The Fund's Shareholder Servicing Agent:
              Administrative Data Management Corp.
           581 Main Street, Woodbridge, NJ 07095-1198
           Call 800-872-2651 toll free or 908-855-5731

           For General Inquiries & Yield Information,
           Call 800-872-2652 toll free or 212-697-6666

This Prospectus Should Be Read and Retained For Future Reference

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY
STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
CRIMINAL OFFENSE.




                           HIGHLIGHTS

     Tax-Free Fund of Colorado, founded by Aquila Management
Corporation in 1987 and one of the Aquilasm Group of Funds, is an open-end mutual fund which invests in tax-free municipal bonds, the kind of obligations issued by the State of Colorado, its counties and various other local authorities to finance such long-term public purpose projects as schools, universities, housing, transportation, utilities, hospitals and water and sewer facilities throughout Colorado. (See "Introduction.")

     Tax-Free Income - The municipal obligations in which the Fund invests pay interest which is exempt from both regular
Federal and State of Colorado income taxes. Dividends paid by the Fund from this income are likewise free of both such taxes. It is, however, possible that in certain circumstances a small portion of the dividends paid by the Fund will be subject to income taxes. The Federal alternative minimum tax may apply to some investors, but its impact will be limited since not more than 20% of the Fund's net assets can be invested in obligations paying interest which is subject to this tax. The receipt of exempt-interest dividends from the Fund may result in some portion of social security payments or railroad retirement benefits being included in taxable income. Capital gains distributions, if any, are taxable. (See "Dividend and Tax
Information.")

     Investment Grade - The Fund will acquire only those municipal obligations which, at the time of purchase, are within the four highest credit ratings assigned by Moody's Investors
Service, Inc. or Standard & Poor's Corporation or are determined by the Adviser to be of comparable quality. In general there are nine separate credit ratings, ranging from the highest to the lowest credit ratings for municipal obligations. Obligations within the top four ratings are considered "investment grade," but those in the fourth rating may have speculative characteristics as well. (See "Investment of the Fund's Assets.")

     Initial Investment - You may open your account with any purchase of $1,000 or more or by opening an Automatic Investment
Program which makes purchases of $50 or more each month. See the Application, which is in the back of the Prospectus. (See "How to Invest in the Fund.")

     Additional Investments - You may make additional investments at any time and in any amount, directly or, if in an amount of $50 or more, through the convenience of having your investment electronically transferred from your financial institution account into the Fund by Automatic Investment or Telephone
Investment. (See "How to Invest in the Fund.")

     Alternative Purchase Plans - The Fund provides alternative ways to invest. (See "Description of the Fund and its Shares.")
For this purpose the Fund offers classes of shares, which differ in their expense levels and sales charges:

          Institutional Class Shares ("Class Y Shares") are offered by this Prospectus. Class Y Shares are offered only to institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are offered at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge and no distribution fee. (See "How to Purchase Class Y Shares.")

     The other classes, Front-Payment Class Shares ("Class A
Shares") and Level-Payment Class Shares ("Class C Shares"), are not offered by this Prospectus. See "General Information -
Description of the Fund and its Shares."

        At the date of the Prospectus, Class Y Shares are registered for sale only in Colorado. (See "How to Invest in the Fund.") If Class Y Shares of the Fund are sold outside of Colorado, except to certain institutional investors, the Fund can to redeem them. If your state of residence is not Colorado, dividends from the Fund may be subject to income taxes of the state in which you reside. Accordingly, you should consult your tax adviser before acquiring shares of the Fund.

        Monthly Income - Dividends are declared daily and paid monthly. At your choice, dividends are paid by check mailed to you, directly deposited into your financial institution account or automatically reinvested without sales charge in additional shares of the Fund at the then-current net asset value. Specific classes of shares will have different dividend amounts due to their particular expense levels. (See "Dividend and Tax
Information.")

        Many Different Issues - You have the advantages of a portfolio which consists of over 154 issues with different maturities. (See "Investment of the Fund's Assets.")

        Local Portfolio Management - KPM Investment Management,
Inc. (the "Adviser") serves as the Fund's investment adviser. It is a wholly-owned subsidiary of KFS Corporation, a member of the Mutual of Omaha Companies. The Fund's portfolio is managed in the Adviser's Denver office. Founded in 1981, the Adviser provides discretionary equity fixed income and balanced account management to mutual funds, retirement plans, foundations, endowments and high net-worth individuals and currently manages over $1 billion of clients' assets.

     The Fund is obligated to pay investment advisory fees at the rate of 0.20 of 1% of average annual net assets to the Adviser and administration fees at the rate of 0.30 of 1% of such net assets to its Administrator (for total fees at the rate of 0.50 of 1% of average annual net assets). These fees are subject to reduction when the Fund makes certain payments under the Distribution Plan. (See "Table of Expenses," "Distribution Plan" and "Management Arrangements.") Some or all of these fees may be waived by the Adviser and Administrator.

     Redemptions - Liquidity - You may redeem any amount of your Class Y Shares account on any business day at the next determined net asset value by telephone, FAX or mail request, with proceeds being sent to a predesignated financial institution, if you have elected Expedited Redemption. Proceeds will be wired or transferred through the facilities of the Automated Clearing
House, wherever possible, upon request, if in an amount of $1,000 or more, or will be mailed. For these and other redemption procedures see "How to Redeem Your Investment." There are no redemption fees for redemption of Class Y Shares.

     Certain Stabilizing Measures - The Fund will employ such traditional measures as varying maturities, upgrading credit standards for portfolio purchases, broadening diversification and increasing its position in cash, in an attempt to protect against declines in the value of its investments and other market risks.
(See "Certain Stabilizing Measures.")

        Exchanges - You may exchange Class Y Shares of the Fund into Class Y Shares of other Aquila-sponsored tax-free municipal bond mutual funds or two Aquila-sponsored equity funds. You may also exchange them into shares of the Aquila-sponsored money market funds. The exchange prices will be the respective net asset values of the shares. (See "Exchange Privilege.")

     Risks and Special Considerations - The share price, determined on each business day, varies with the market prices of the Fund's portfolio securities, which fluctuate with market conditions, including prevailing interest rates. Accordingly, the proceeds of redemptions may be more or less than your original cost. (See "Factors Which May Affect the Value of the Fund's
Investments and Their Yields.") The Fund's assets, being primarily or entirely Colorado issues, are subject to economic and other conditions affecting Colorado. (See "Risk Factors and Special Considerations Regarding Investment in Colorado
Obligations.") Moreover, the Fund is classified as a "non-diversified" investment company, because it may choose to invest in the obligations of a relatively limited number of issuers. (See "Investment of the Fund's Assets.") The Fund may also, to a limited degree, buy and sell futures contracts and options on futures contracts, although since inception the Fund has not done so and has no present intention to do so. There may be risks associated with these practices. (See "Certain
Stabilizing Measures.")

     Statements and Reports - You will receive statements of your account monthly as well as each time you add to your account or take money out. Additionally, you will receive a Semi-Annual
Report and an audited Annual Report.






                           TAX-FREE FUND OF COLORADO
                               TABLE OF EXPENSES

                                                          Class Y
Shareholder Transaction Expenses                          Shares
   Maximum Sales Charge Imposed on Purchases              None
     (as a percentage of the offering price)
   Maximum Sales Charge Imposed on Reinvested Dividends   None
   Deferred Sales Charge                                  None
   Redemption Fees                                        None
   Exchange Fee                                           None

Annual Fund Operating Expenses(1)
  (as a percentage of average net assets)

   Investment Advisory Fee                                0.20%
   All Other Expenses(2)                                  0.49%
     Administration Fee                              0.30%
     Other Expenses(2)                               0.19%
   Total Fund Operating Expenses(2)                       0.69%

Example(3)
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each time period:

       1 Year       3 Years       5 Years       10 Years
         $7           22            38             86



(1) Estimated based upon amounts incurred by the Fund during its most recent fiscal year, restated to reflect current arrangements. Class A Shares were outstanding during the entire period. Class Y Shares were established on April 30, 1996.

(2) Other expenses do not reflect a 0.01% expense offset in custodian fees received for uninvested cash balances. Reflecting these amounts, other expenses, all other expenses, and total Fund operating expenses would have been 0.18%, 0.48% and 0.68%.

(3) The expense example is based upon the above annual Fund operating expenses. It is also based upon amounts at the beginning of each year which includes the prior year's assumed results. A year's results consist of an assumed 5% annual return less total annual operating expenses; the expense ratio was applied to an assumed average balance (the year's starting investment plus one-half the year's results). Each figure represents the cumulative expenses so determined for the period specified.



THE EXAMPLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF
PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THE SECURITIES AND EXCHANGE COMMISSION SPECIFIES THAT ALL MUTUAL FUNDS USE THE 5% ANNUAL RATE OF RETURN FOR PURPOSES OF PREPARING THE ABOVE EXAMPLE.

The purpose of the above table is to assist the investor in understanding the various costs that an investor in the Fund will bear directly or indirectly. The assumed 5% annual return should not be interpreted as a prediction of an actual return, which may be higher or lower.


                           TAX-FREE FUND OF COLORADO
                             FINANCIAL HIGHLIGHTS
                FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

     The following table of Financial Highlights as it relates to the five years ended December 31, 1996 has been audited by KPMG Peat
Marwick LLP, independent auditors, whose report thereon is included in the Fund's financial statements contained in its Annual Report, which are incorporated by reference into the Additional Statement.
The information provided in the table should be read in conjunction with the financial statements and related notes.(+) The Fund's Annual
Report contains additional information about the Fund's performance and is available upon request without charge.

                                       Class A(3)
                                   Year ended December 31,      Class Y(4)
                              1996     1995     1994     1993     1996
Net Asset Value, Beginning
  of Year                     $10.56   $9.82    $10.77   $10.38   $10.31

Income from Investment
 Operations:
  Net investment income        0.52     0.54     0.55     0.57     0.38
  Net gain (loss) on
    securities (both
    realized and unrealized)  (0.13)    0.74    (0.95)    0.55     0.12
  Total from Investment
    Operations                 0.39     1.28    (0.40)    1.12     0.50

Less Distributions:
  Dividends from net
    investment income         (0.54)   (0.54)   (0.55)   (0.57)   (0.40)
  Distributions from
    capital gains               -        -        -      (0.16)     -
  Total Distributions         (0.54)   (0.54)   (0.55)   (0.73)   (0.40)

Net Asset Value, End of
  Year                        $10.41   $10.56    $9.82   $10.77   $10.41

Total Return (not
  reflecting sales load)       3.78     13.28   (3.80)    11.10   4.87(1)

Ratios/Supplemental Data
  Net Assets, End of Year
    (in thousands)           214,392  219,306  199,075  222,277    0.1
  Ratio of Expenses to
    Average Net Assets         0.69     0.63     0.57     0.53    0.64(2)
  Ratio of Net Investment
    Income to Average Net
    Assets                     5.03     5.21     5.36     5.32    5.08(2)
  Portfolio Turnover Rate     10.96    14.20    15.53    20.89    10.96


Net investment income per share and the ratios of income and expenses to average net assets without the Adviser's and Administrator's voluntary waiver of fees, the Administrator's voluntary expense reimbursement and the expense offset in custodian fees for uninvested cash balances would have been:

  Net Investment Income       0.51    0.52     0.53     0.55    0.37
  Ratio of Expenses to
    Average Net Assets        0.75    0.77     0.76     0.73    0.70(2)
  Ratio of Net Investment
    Income to Average Net
    Assets                    4.97    5.07     5.17     5.12    5.02(2)


                                 Class A(3)
                  1992     1991     1990     1989     1988     1987(*)
                 $10.18   $9.77    $9.80    $9.66    $9.51    $9.60
                  0.61     0.62     0.64     0.67     0.63     0.27
                  0.28     0.41    (0.03)    0.14     0.14    (0.07)
                  0.89     1.03     0.61     0.81     0.77     0.20
                 (0.61)   (0.62)   (0.64)   (0.67)   (0.62)   (0.29)
                 (0.08)     -        -        -        -        -
                 (0.69)   (0.62)   (0.64)   (0.67)   (0.62)   (0.29)
                 $10.38   $10.18    $9.77    $9.80    $9.66    $9.51
                  9.00    10.96     6.59     8.59     8.84    2.12(1)
                174,031  129,760   88,086   55,901   22,884    7,678
                  0.45     0.43     0.27     0.14     0.06    0.66(2)
                  5.90     6.25     6.56     6.62     6.72    5.72(2)
                 25.88    25.47    23.73    34.29     8.13     5.02
                  0.59     0.58     0.59     0.57     0.55     0.20
                  0.70     0.80     0.75     1.00     1.41    2.98(2)
                  5.65     5.88     6.08     5.73     5.37    3.40(2)

(1) Not annualized.

(2) Annualized.

(3) Designated as Class A Shares on April 30, 1996.

(4) New Class of Shares established on April 30, 1996.

(5) For the period from May 21, 1987 (commencement of operations) to December 31, 1987.

+ On April 19, 1991, Norwest Bank Denver, National Association, originally the Fund's Investment Adviser, became Sub-Adviser and Norwest Bank Minnesota, National Association became Investment Adviser upon completion of a merger with Norwest Corporation. On October 1, 1992, Kirkpatrick, Pettis, Smith, Polian Inc. became the Fund's Investment Adviser. On July 1, 1994, its wholly owned subsidiary KPM Investment Management, Inc. became the Fund's Adviser. On June 13, 1989, Aquila Management Corporation, originally the Fund's Sub-Adviser and Administrator became Administrator only. (See "Management Arrangements").


                          INTRODUCTION

     The Fund's shares are designed to be a suitable investment for investors who seek income exempt from Colorado State and regular Federal income taxes.

     You may invest in shares of the Fund as an alternative to direct investments in Colorado Obligations, as defined below, which may include obligations of certain non-Colorado issuers. The Fund offers you the opportunity to keep assets fully invested in a vehicle that provides a professionally managed portfolio of Colorado Obligations which may, but not necessarily will, be more diversified, higher yielding or more stable and more liquid than you might be able to obtain on an individual basis by direct purchase of Colorado Obligations. Through the convenience of a single security consisting of shares of the Fund, you are also relieved of the inconvenience associated with direct investments of fixed denominations, including the selecting, purchasing, handling, monitoring call provisions and safekeeping of Colorado Obligations.

     Colorado Obligations are a type of municipal obligation. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for various public purposes. The two principal classifications of municipal obligations are "notes" and "bonds." Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less while municipal bonds have extended maturities. Municipal notes include: project notes, which sometimes carry a U.S. Government guarantee; tax anticipation notes; revenue anticipation notes; bond anticipation notes; construction loan notes and floating and variable rate demand notes. Municipal obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment. The purposes for which municipal obligations such as bonds are issued include the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which municipal obligations may be issued include the refunding of outstanding obligations, the obtaining of funds for general operating expenses and the obtaining of funds to lend to other public institutions and facilities.

                 INVESTMENT OF THE FUND'S ASSETS

     In seeking its objective of providing as high a level of current income which is exempt from both Colorado State and regular Federal income taxes as is consistent with the preservation of capital, the Fund will invest in Colorado Obligations (as defined below). There is no assurance that the Fund will achieve its objective, which is a fundamental policy of the Fund. (See "Investment Restrictions.")

     As used in the Prospectus and the Additional Statement, the term "Colorado Obligations" means obligations, including those of certain non-Colorado issuers, of any maturity which pay interest which, in the opinion of bond counsel or other appropriate counsel, is exempt from regular Federal income taxes and not subject to Colorado income taxes. Although exempt from regular Federal income tax, interest paid on certain types of Colorado Obligations, and dividends which the Fund might pay from this interest, are preference items as to the Federal alternative minimum tax; for further information, see "Dividend and Tax Information." As a fundamental policy, at least 80% of the Fund's net assets will be invested in Colorado Obligations the income paid upon which will not be subject to the alternative minimum tax; accordingly, the Fund can invest up to 20% of its net assets in obligations which are subject to the Federal alternative minimum tax. The Fund may refrain entirely from purchasing these types of Colorado Obligations. (See "Dividend and Tax Information.")

     The non-Colorado bonds or other obligations the interest on which is exempt under present law from regular Federal and Colorado income taxes are those issued by or under the authority of Guam, the Northern Mariana Islands, Puerto Rico and the Virgin Islands. The Fund will not purchase Colorado Obligations of non-Colorado issuers unless Colorado Obligations of Colorado issuers of the desired quality, maturity and interest rate are not available. As a Colorado-oriented fund, at least 65% of the Fund's total assets will be invested in Colorado Obligations of Colorado issuers. The Fund invests only in Colorado Obligations and, possibly, in Futures and options on Futures (see below) for protective (hedging) purposes.

     In general, there are nine separate credit ratings ranging from the highest to the lowest quality standards for municipal obligations. So that the Fund will have a portfolio of quality oriented (investment grade) securities, the Colorado Obligations which the Fund will purchase must, at the time of purchase, either (i) be rated within the four highest credit ratings assigned by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"); or (ii) if unrated, be determined to be of comparable quality to municipal obligations so rated by KPM Investment Management, Inc. (the "Adviser"), subject to the direction and control of the Fund's Board of Trustees. Municipal obligations rated in the fourth highest credit rating are considered by such rating agencies to be of medium quality and thus may present investment risks not present in more highly rated obligations. Such bonds lack outstanding investment characteristics and may in fact have speculative characteristics as well; changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher grade bonds. If after purchase the rating of any rated Colorado Obligation is downgraded such that it could not then be purchased by the Fund, or, in the case of an unrated Colorado Obligation, if the Adviser determines that the unrated obligation is no longer of comparable quality to those rated obligations which the Fund may purchase, it is the current policy of the Fund to cause any such obligation to be sold as promptly thereafter as the Adviser in its discretion determines to be consistent with the Fund's objectives; such obligation remains in the Fund's portfolio until it is sold. In addition, because a downgrade often results in a reduction in the market price of a downgraded obligation, sale of such an obligation may result in a loss. See Appendix A to the Additional Statement for further information as to these ratings. The Fund can purchase industrial development bonds only if they meet the definition of Colorado Obligations, i.e., the interest on them is exempt from Colorado State and regular Federal income taxes.

     The Fund is classified as a "non-diversified" investment company under the Investment Company Act of 1940 (the "1940 Act"). The Fund also intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code (the "Code"). One of the tests for such qualification under the Code is, in general, that at the end of each fiscal quarter of the Fund, at least 50% of its assets must consist of (i) cash; and (ii) securities which, as to any one issuer, do not exceed 5% of the value of the Fund's assets. If the Fund had elected to register under the 1940 Act as a "diversified" investment company, it would have to meet the same test as to 75% of its assets. The Fund may therefore not have as much diversification among securities, and thus diversification of risk, as if it had made this election under the 1940 Act. In general, the more the Fund invests in the securities of specific issuers, the more the Fund is exposed to risks associated with investments in those issuers. The Fund's assets, being primarily or entirely Colorado issues, are accordingly subject to economic and other conditions affecting Colorado. (See "Risk Factors and Special Considerations Regarding Investment in Colorado Obligations.")

Certain Stabilizing Measures

     The Fund will employ such traditional measures as varying maturities, upgrading credit standards for portfolio purchases, broadening diversification and increasing its position in cash and cash equivalents in attempting to protect against declines in the value of its investments and other market risks. There can, however, be no assurance that these will be successful. Although the Fund has no current intention of using futures and options, to the limited degree described below, these may be used to attempt to hedge against changes in the market price of the Fund's Colorado Obligations caused by interest rate fluctuations. Futures and options could also provide a hedge against increases in the cost of securities the Fund intends to purchase.

     Although it does not currently do so, and since inception has not done so, the Fund may buy and sell futures contracts relating to indices on municipal bonds ("Municipal Bond Index Futures") and to U.S. government securities ("U.S. Government Securities Futures"); both kinds of futures contracts are "Futures." The Fund may also write and purchase put and call options on Futures.

        As a matter of fundamental policy the Fund will not buy or sell a Future or an option on a Future if thereafter more than 10% of its net assets would be in initial or variation margin on such Futures and options on them, and in premiums on such options. The Fund will not enter into Futures or options for which the aggregate initial margins and premiums paid for options exceed 5% of the fair market value of the Fund's assets. (See the Additional Statement.)

     The primary risks associated with the use of Futures and options are: (i) imperfect correlation between the change in the market value of the securities held in the Fund's portfolio and the prices of Futures or options purchased or sold by the Fund;
(ii) incorrect forecasts by the Adviser concerning interest rates which may result in the hedge being ineffective; and (iii) possible lack of a liquid secondary market for a Future or option; the resulting inability to close a Futures or options position could adversely affect the Fund's hedging ability.

     For a hedge to be completely effective, the price change of the hedging instrument should equal the price change of the security being hedged. The risk of imperfect correlation of these price changes is increased as the composition of the Fund's portfolio is divergent from the debt securities underlying the hedging instrument. To date, the Adviser has had no experience in the use of Futures or options on them.

     The liquidity of a secondary market in a Future may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which restrict the amount of change in the contract price allowed during a single trading day. Thus, once a daily limit is reached, no further trades may be entered into beyond the limit, thereby preventing the liquidation of open positions. Prices have in the past reached the daily limit on a number of consecutive trading days. For further information about Futures and options, see the Additional Statement.

     When and if the Fund determines to use Futures and options, the Prospectus will be supplemented.

Floating and Variable Rate Demand Notes

     Floating and variable rate demand notes are tax-exempt obligations which may have a stated maturity in excess of one year, but permit the holder to demand payment of principal at any time, or at specified intervals not exceeding one year, in each case upon not more than 30 days' notice. The issuer of such notes normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the note plus accrued interest upon a specified number of days' notice to the noteholders. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted automatically at specified intervals.

Participation Interests

     The Fund may purchase from financial institutions participation interests in Colorado Obligations (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives the Fund an undivided interest in the underlying Colorado Obligations in the proportion that the Fund's participation interest bears to the total amount of the underlying Colorado Obligations. All such participation interests must meet the Fund's credit requirements. (See "Limitation to 10% as to Certain Investments.")

When-Issued and Delayed Delivery Purchases

     The Fund may buy Colorado Obligations on a when-issued or delayed delivery basis when it has the intention of acquiring them. The Colorado Obligations so purchased are subject to market fluctuation and no interest accrues to the Fund until delivery and payment take place; their value at the delivery date may be less than the purchase price. The Fund cannot enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments. If the Fund chooses to dispose of the right to acquire a when-issued obligation prior to its acquisition, it could, as with the disposition of any other portfolio holding, incur a gain or loss due to market fluctuation; any such gain would be a taxable short-term gain. The Fund places an amount of assets equal in value to the amount due on the settlement date for the when-issued or delayed delivery securities being purchased in a segregated account with the Custodian, which is marked to market every business day. See the Additional Statement for further information.

Limitation to 10% as to Certain Investments

     The Fund cannot purchase Colorado Obligations that are not readily marketable if thereafter more than 10% of its net assets would consist of such investments. However, this 10% limit does not include any Colorado Obligations as to which the Fund can exercise the right to demand payment in full within three days and as to which there is a secondary market. Floating and variable rate demand notes and participation interests (including municipal lease/purchase obligations) are considered illiquid unless determined by the Board of Trustees to be readily marketable. (See the Additional Statement.)

Current Policy as to Certain Obligations

        The Fund will not invest more than 25% of its total assets in (i) Colorado Obligations the interest on which is paid from revenues of similar type projects or (ii) industrial development bonds, unless the Prospectus and/or the Additional Statement are supplemented to reflect the change and to give additional information.

Factors Which May Affect the Value of
the Fund's Investments and Their Yields

        The value of the Colorado Obligations in which the Fund invests will fluctuate depending in large part on changes in prevailing interest rates, and may be subject to other market factors as well. If the prevailing interest rates go up after the Fund buys Colorado Obligations, the value of these obligations will normally go down; if these rates go down, the value of these obligations will normally go up. Changes in value and yield based on changes in prevailing interest rates may have different effects on short-term Colorado Obligations than on long-term obligations. Long-term obligations (which often have higher yields) may fluctuate in value more than short-term ones. For this reason, the Fund may, to achieve a defensive position, shorten the average maturity of its portfolio.

Risk Factors and Special Considerations Regarding
Investment in Colorado Obligations

     The following is a discussion of the general factors that might influence the ability of Colorado issuers to repay principal and interest when due on the Colorado Obligations contained in the portfolio of the Fund. Such information is derived from sources that are generally available to investors and is believed by the Fund to be accurate, but has not been independently verified and may not be complete.

     Because of limitations contained in the state constitution, the State of Colorado issues no general obligation bonds secured by the full faith and credit of the state. Several agencies and instrumentalities of state government are authorized by statute to issue bonds secured by revenues from specific projects and activities. Additionally, the state currently is authorized to issue short-term revenue anticipation notes.

     There are approximately 2,000 units of local government in Colorado, including counties, statutory cities and towns, home-rule cities and counties, school districts and a variety of water, irrigation, and other special districts and special improvement districts, all with various constitutional and statutory authority to levy taxes and incur indebtedness. The major source of revenue for funding such indebtedness is the ad valorem property tax, which presently is levied and collected solely at the local level, although the state is also authorized to levy such taxes. There is a statutory restriction on the amount of annual increases in taxes that can be levied by the various taxing jurisdictions in Colorado without electoral approval.

        In 1992, an amendment to the Constitution of the State of Colorado was approved and went into effect. In general, the effect of the amendment is to limit the ability of the State and local governments to increase revenues and expenditures, issue debt and enter into other financial obligations and raise taxes.

        Colorado's economy is diversified and the state has become the services center for the Rocky Mountain region. The state's economy includes agriculture, manufacturing (especially high technology and communications), construction, tourism (ski resorts and national parks) and mining (primarily oil production). Colorado has recovered from economic difficulties experienced during the past several years, which caused state government revenue shortfalls at that time.

     Employment in Colorado is diversified among services, trade, government and manufacturing. Employment growth in Colorado has exceeded that of the United States as a whole since 1989.

     It can be expected that federal deficit reduction measures will have significant direct and indirect impact on the economy of the state as a whole and on specific localities with a large presence of federal activity. As a result of all these factors, there can be no assurance that further economic difficulties and their impact on state and local government finances will not adversely affect the market value of the Colorado Obligations held by the Fund or the ability of the respective obligors to pay debt service on certain of such obligations. Obligations of non-Colorado issuers are subject to the risks of general economic and other factors affecting those issuers.

                     INVESTMENT RESTRICTIONS

     The Fund has a number of policies about what it can and cannot do. Certain of these policies, identified in the Prospectus and Additional Statement as "fundamental policies," cannot be changed unless the holders of a "majority," as defined in the 1940 Act, of the Fund's outstanding shares vote to change them. (See the Additional Statement for a definition of such a majority.) All other policies can be changed from time to time by the Board of Trustees without shareholder approval. Some of the more important of the Fund's fundamental policies, not otherwise identified in the Prospectus, are set forth below; others are listed in the Additional Statement.

1. The Fund invests only in certain limited securities.

     The Fund cannot buy any securities other than the Colorado
Obligations meeting the standards stated under "Investment of the Fund's Assets"; the Fund can also purchase and sell Futures and options on them within the limits there discussed.

2. The Fund has industry investment requirements.

     The Fund cannot buy the obligations of issuers in any one industry if more than 25% of its total assets would then be invested in securities of issuers of that industry; the Fund will consider that a non-governmental user of facilities financed by industrial development bonds is an issuer in an industry.

3. The Fund cannot make loans.

     The Fund can buy those Colorado Obligations which it is permitted to buy (see "Investment of the Fund's Assets"); this is investing, not making a loan. The Fund cannot lend its portfolio securities.

4. The Fund can borrow only in limited amounts for special purposes.

     The Fund can borrow from banks for temporary or emergency purposes but only up to 10% of its total assets. It can mortgage or pledge its assets only in connection with such borrowing and only up to the lesser of the amounts borrowed or 5% of the value of its total assets. However, this shall not prohibit margin arrangements in connection with the purchase or sale of Municipal Bond Index Futures, U.S. Government Securities Futures or options on them, or the payment of premiums on those options. Interest on borrowings would reduce the Fund's income. Except in connection with borrowings, the Fund will not issue senior securities. The Fund will not purchase any Colorado Obligations, Futures or options on Futures while it has any outstanding borrowings which exceed 5% of the value of its total assets.

                    NET ASSET VALUE PER SHARE

     The Fund's net asset value and offering price per share of each class are determined as of 4:00 p.m. New York time on each day that the New York Stock Exchange is open (a "business day"). The net asset value per share is determined by dividing the value of the net assets (i.e., the value of the assets less liabilities) by the total number of shares outstanding. Determination of the value of the Fund's assets is subject to the direction and control of the Fund's Board of Trustees. In general, it is based on market value, except that Colorado Obligations maturing in 60 days or less are generally valued at amortized cost; see the Additional Statement for further information.

                    HOW TO INVEST IN THE FUND

     Institutional Class Shares (Class Y Shares) are offered only to institutional investors for investments held in a fiduciary, advisory, agency, custodial or similar capacity, or through them to their clients, and are not offered to directly to retail customers. Class Y Shares are offered at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge and no distribution fee.

How to Purchase Class Y Shares

     Class Y Shares of the Fund may be purchased through any investment broker or dealer (a "selected dealer") which has a sales agreement with Aquila Distributors, Inc. (the "Distributor") or through the Distributor. There are two ways to make an initial investment: (i) order the shares through your investment broker or dealer, if it is a selected dealer; or (ii) mail the Application with payment to Administrative Data Management Corp. (the "Agent") at the address on the Application. There is no sales charge on initial or subsequent investments. You are urged to complete an Application and send it to the Agent so that expedited shareholder services can be established at the time of your investment.

        The minimum initial investment for Class Y Shares is $1,000, except as otherwise stated in the Prospectus or Additional Statement. You may also make an initial investment of at least $50 by establishing an Automatic Investment Program. To do this you must open an account for automatic investments of at least $50 each month and make an initial investment of at least $50. (See below and "Automatic Investment Program" in the Application.) Such investment must be drawn in United States dollars on a United States commercial or savings bank, a credit union or a United States branch of a foreign commercial bank (each of which is a "Financial Institution"). You may make subsequent investments in Class Y Shares in any amount (unless you have an Automatic Withdrawal Plan). Your subsequent investment may be made through a selected dealer or by forwarding payment to the Agent, with the name(s) of account owner(s), the account number and the name of the Fund. With subsequent investments, please send the pre-printed stub attached to the Fund's confirmations.

     Subsequent investments of $50 or more in Class Y Shares can be made by electronic funds transfer from your demand account at a Financial Institution. To use electronic funds transfer for your purchases, your Financial Institution must be a member of the Automated Clearing House and the Agent must have received your completed Application designating this feature, or, after your account has been opened, a Ready Access Features form available from the Distributor or the Agent. A pre-determined amount can be regularly transferred for investment ("Automatic Investment"), or single investments can be made upon receipt by the Agent of telephone instructions from anyone ("Telephone Investment"). The maximum amount of each Telephone Investment is $50,000. Upon 30 days' written notice to shareholders, the Fund may modify or terminate these investment methods at any time or charge a service fee, although no such fee is currently contemplated.

     The offering price for Class Y Shares is the net asset value per share. The offering price determined on any day applies to all purchase orders received by the Agent from selected dealers that day, except that orders received by it after 4:00 p.m. New York time will receive that day's offering price only if such orders were received by selected dealers from customers prior to such time and transmitted to the Distributor prior to its close of business that day (normally 5:00 p.m. New York time); if not so transmitted, such orders will be filled at the next determined offering price. Selected dealers are required to transmit orders promptly. Investments by mail are made at the offering price next determined after receipt of the purchase order by the Agent. Purchase orders received on other than a business day will be executed on the next succeeding business day. Purchases by Automatic Investment and Telephone Investment will be executed on the first business day occurring on or after the date an order is considered received by the Agent at the price determined on that day. In the case of Automatic Investment your order will be executed on the date you specified for investment at the price determined on that day. If that day is not a business day your order will be executed at the price determined on the next business day. In the case of Telephone Investment your order will be filled at the next determined offering price. If your order is placed after the time for determining the net asset value of the Fund shares for any day, it will be executed at the price determined on the following business day. The sale of shares will be suspended during any period when the determination of net asset value is suspended and may be suspended by the Distributor when the Distributor judges it in the Fund's best interest to do so.

        At the date of the Prospectus, Class Y Shares of the Fund are registered for sale only in Colorado.

        If you do not reside in Colorado you should not purchase Class Y Shares of the Fund. If shares are sold outside of Colorado, except to certain institutional investors, the Fund can redeem them. Such a redemption may result in a loss to you and may have tax consequences. In addition, if your state of residence is not Colorado, the dividends from the Fund may not be exempt from income tax of the state in which you reside. Accordingly, you should consult your tax adviser before acquiring shares of the Fund.

Possible Compensation for Dealers

     The Distributor, at its own expense, may also provide additional compensation to dealers in connection with sales of any class of shares of the Fund. Additional compensation may include payment or partial payment for advertising of the Fund's shares, payment of travel expenses, including lodging, incurred in connection with attendance at sales seminars taken by qualifying registered representatives to locations within or outside of the United States, other prizes or financial assistance to securities dealers in offering their own seminars or conferences. In some instances, such compensation may be made available only to certain dealers whose representatives have sold or are expected to sell significant amounts of such shares. Dealers may not use sales of the Fund's shares to qualify for the incentives to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. The cost to the Distributor of such promotional activities and such payments to participating dealers will not exceed the amount of the sales charges in respect of sales of all classes of shares of the Fund effected through such participating dealers, whether retained by the Distributor or reallowed to participating dealers. No such additional compensation to dealers in connection with sales of shares of the Fund will affect the price you pay for shares or the amount that the Fund will receive from such sales. Any of the foregoing payments to be made by the Distributor may be made instead by the Administrator out of its own funds, directly or through the Distributor.

        Brokers and dealers may receive different levels of compensation for selling different classes of shares.

Confirmations and Share Certificates

     All purchases of shares will be confirmed and credited to you in an account maintained for you at the Agent in full and fractional shares of the Fund (rounded to the nearest 1/1000th of a share). No share certificates will be issued for Class Y
Shares.

     The Fund and the Distributor reserve the right to reject any order for the purchase of shares. In addition, the offering of shares may be suspended at any time and resumed at any time thereafter.

Distribution Plan

     The Fund has adopted a Distribution Plan (the "Plan") under Rule 12b-1 (the "Rule") under the 1940 Act. The Rule provides in substance that an investment company may not engage directly or indirectly in financing any activity which is primarily intended to result in the sale of its shares except pursuant to a written plan adopted under the Rule. No payments under the Plan from assets represented by Class Y Shares are authorized.

     The Plan contains provisions designed to protect against any claim against or involving the Fund that some of the expenses which might be considered to be sales-related which the Fund pays or may pay come within the purview of the Rule. The Fund believes that except for payments made with respect to Class A Shares and Class C Shares it is not financing any such activity and does not consider any payment enumerated in such provisions as so financing any such activity. If and to the extent that any payment as specifically listed in the Plan (see the Additional Statement) is considered to be primarily intended to result in or as indirect financing of any activity which is primarily intended to result in the sale of Fund shares, these payments are authorized under the Plan. In addition, if the Administrator, out of its own funds, makes payment for distribution expenses such payments are authorized. See the Additional Statement.

                  HOW TO REDEEM YOUR INVESTMENT

     You may redeem all or any part of your Class Y Shares at the net asset value next determined after acceptance of your redemption request at the Agent. Redemptions can be made by the various methods described below. There is no minimum period for any investment in the Fund, except for shares recently purchased by check, Automatic Investment or Telephone Investment as discussed below. There are no redemption fees or penalties on redemption of Class Y Shares. A redemption may result in a transaction taxable to you.

     For your convenience the Fund offers expedited redemption for Class Y Shares to provide you with a high level of liquidity for your investment.

Expedited Redemption Methods

     You have the flexibility of two expedited methods of initiating redemptions.

     1. By Telephone. The Agent will accept instructions by telephone from anyone to redeem shares and make payments

          a) to a Financial Institution account you have predesignated or

          b) by check in the amount of $50,000 or less, mailed to you, if your shares are registered in your name at the Fund and the check is sent to your address of record, provided that there has not been a change of your address of record during the 30 days preceding your redemption request. You can make only one request for telephone redemption by check in any 7-day period.

     See "Redemption Payments" below for payment methods. Your name, your account number and your address of record must be supplied.

       To redeem an investment by this method, telephone:

             800-872-2651 toll free or 908-855-5731

     Note: The Fund, the Agent, and the Distributor will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller. The Agent will request some or all of the following information: account name(s) and number, name of the caller, the social security number registered to the account and personal identification. The Agent may also record calls. You should verify the accuracy of confirmation statements immediately upon receipt.

     2. By FAX or Mail. You may also request redemption payments to a predesignated Financial Institution account by a letter of instruction sent to: Administrative Data Management Corp., Attn: Aquilasm Group of Funds, by FAX at 908-855-5730 or by mail at 581 Main Street, Woodbridge, NJ 07095-1198, indicating account name(s), account number, amount to be redeemed, and any payment directions, signed by the registered holder(s). Signature guarantees are not required. See "Redemption Payments" below for payment methods.

        If you wish to have redemption proceeds sent to a Financial Institution Account, you should so elect on the Expedited Redemption section of the Application or the Ready Access Features form and provide the required information concerning your Financial Institution account number. The Financial Institution account must be in the exclusive name(s) of the shareholder(s) as registered with the Fund. You may change the designated Financial Institution account at any time by completing and returning a Ready Access Features form. For protection of your assets, this form requires signature guarantees and possible additional documentation.

Regular Redemption Method

     If you own Class Y Shares registered on the books of the Fund, and you have not elected Expedited Redemption to a predesignated Financial Institution account, you must use the Regular Redemption Method. Under this redemption method you should send a letter of instruction to: Administrative Data Management Corp., Attn: Aquilasm Group of Funds, 581 Main Street, Woodbridge, NJ 07095-1198, containing:

          Account Name(s);

          Account Number;

          Dollar amount or number of shares to be redeemed or a statement that all shares held in the account are to be redeemed;

          Payment instructions (normally redemption proceeds will be mailed to your address as registered with the Fund);

          Signature(s) of the registered shareholder(s); and

          Signature guarantee(s), if required, as indicated below.

     For a redemption request to be in "proper form," the signature or signatures must be the same as in the registration of the account. In a joint account, the signatures of both shareholders are necessary. Signature guarantees may be required if sufficient documentation is not on file with the Agent. Additional documentation may be required where shares are held by certain types of shareholders such as corporations, partnerships, trustees or executors, or if redemption is requested by other than the shareholder of record. If redemption proceeds of $50,000 or less are payable to the record holder and are to be sent to the record address, no signature guarantee is required, except as noted above. In all other cases, signatures must be guaranteed by a member of a national securities exchange, a U.S. bank or trust company, a state-chartered savings bank, a federally chartered savings and loan association, a foreign bank having a U.S. correspondent bank, a participant in the Securities Transfer Association Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) or the New York Stock Exchange, Inc. Medallion Signature Program (MSP). A notary public is not an acceptable signature guarantor.

Redemption Payments

     Redemption payments will ordinarily be mailed to you at your address of record. If you so request and the amount of your redemption proceeds is $1,000 or more, the proceeds will, wherever possible, be wired or transferred through the facilities of the Automated Clearing House to the Financial Institution account specified in the Expedited Redemption section of your Application or Ready Access Features form. The Fund may impose a charge, not exceeding $5.00 per wire redemption, after written notice to shareholders who have elected this redemption procedure. The Fund has no present intention of making this charge. Upon 30 days' written notice to shareholders, the Fund may modify or terminate the use of the Automated Clearing House to make redemption payments at any time or charge a service fee, although no such fee is presently contemplated. If any such changes are made, the Prospectus will be supplemented to reflect them. If you use a broker or dealer to arrange for a redemption, it may charge you a fee for this service.

     The Fund will normally make payment for all shares redeemed on the next business day (see "Net Asset Value Per Share") following acceptance of the redemption request made in compliance with one of the redemption methods specified above. Except as set forth below, in no event will payment be made more than seven days after acceptance of such a redemption request. However, the right of redemption may be suspended or the date of payment postponed (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted as determined by the Securities and Exchange Commission by rule or regulation; (ii) during periods in which an emergency, as determined by the Securities and Exchange Commission, exists which causes disposal of, or valuation of the net asset value of, the portfolio securities to be unreasonable or impracticable; or (iii) for such other periods as the Securities and Exchange Commission may permit. Payment for redemption of shares recently purchased by check (irrespective of whether the check is a regular check or a certified, cashier's or official bank check) or by Automatic Investment or Telephone Investment may be delayed up to 15 days or until (i) the purchase check or Automatic Investment or Telephone Investment has been honored or (ii) the Agent has received assurances by telephone or in writing from the Financial Institution on which the purchase check was drawn, or from which the funds for Automatic Investment or Telephone Investment were transferred, satisfactory to the Agent and the Fund, that the purchase check or Automatic Investment or Telephone Investment will be honored. Possible delays in payment of redemption proceeds can be eliminated by using wire payments or Federal Reserve drafts to pay for purchases.

     If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by the distribution in kind of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. See the Additional Statement for details.

     The Fund has the right to compel the redemption of shares held in any account if the aggregate net asset value of such shares is less than $500 as a result of shareholder redemptions or failure to meet the minimum investment level under an Automatic Purchase Program. If the Board elects to do this, shareholders who are affected will receive prior written notice and will be permitted 60 days to bring their accounts up to the minimum before this redemption is processed.

                    AUTOMATIC WITHDRAWAL PLAN

     You may establish an Automatic Withdrawal Plan if you own or purchase Class Y Shares of the Fund having a net asset value of at least $5,000.

     Under an Automatic Withdrawal Plan you will receive a monthly or quarterly check in a stated amount, not less than $50. If such a plan is established, all dividends and distributions must be reinvested in your shareholder account. Redemption of shares to make payments under the Automatic Withdrawal Plan will give rise to a gain or loss for tax purposes. See the Automatic Withdrawal Plan provisions of the Application included in the Prospectus, the Additional Statement under "Automatic Withdrawal Plan," and "Dividend and Tax Information" below.

                     MANAGEMENT ARRANGEMENTS

The Board of Trustees

     The business and affairs of the Fund are managed under the direction and control of its Board of Trustees. The Additional
Statement lists the Fund's Trustees and officers and provides further information about them.

The Advisory Agreement

        KPM Investment Management, Inc. (the "Adviser") supervises the investment program of the Fund and the composition of its portfolio supervises the investment program of the Fund and the composition of its portfolio. The services of the Adviser are rendered under the Advisory Agreement, which provides, subject to the control of the Board of Trustees, for investment supervision of the Fund; at the Adviser's expense providing for pricing of the Fund's portfolio daily using a pricing service or other sources of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, providing for pricing of the Fund's portfolio at least quarterly using another such source satisfactory to the Fund. Fund accounting services are performed by the Administrator.

     Under the Advisory Agreement, the Adviser pays all compensation of those officers and employees of the Fund and of those Trustees, if any, who are affiliated with the Adviser. Additionally, the Adviser agrees that it shall, at the Adviser's expense, provide to the Fund all office space, facilities, equipment and clerical personnel necessary for the carrying out of the Adviser's duties under the Advisory Agreement.

     Under the Advisory Agreement, the Fund bears the cost of preparing and setting in type its prospectuses, statements of additional information, and reports to shareholders and the costs of printing or otherwise producing and distributing those copies of such prospectuses, statements of additional information and reports as are sent to its shareholders. Under the Advisory Agreement, all costs and expenses not expressly assumed by the Adviser or by the Administrator under the Administration Agreement, or by the Fund's Distributor (principal underwriter), are paid by the Fund. The Advisory Agreement lists examples of such expenses borne by the Fund, the major categories of such expenses being: legal and audit expenses, custodian, transfer agent and shareholder servicing agent fees and expenses, stock issuance and redemption costs, certain printing costs, registration costs of the Fund and its shares under Federal and State securities laws, interest, taxes and brokerage commissions, and non-recurring expenses, including litigation.

     Under the Advisory Agreement, the Fund pays a fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day at the annual rate of 0.20 of 1% of the Fund's net assets, provided, however, that for any day that the Fund pays or accrues a fee under the Distribution Plan of the Fund based upon the assets of the Fund, the annual fee shall be payable at the annual rate of 0.20 of 1% of such assets up to $250 million and at the annual rate of 0.16 of 1% of such net asset value with respect to assets of the Fund above that amount.

     The total investment advisory and administration fees which the Fund pays are at the annual rate of 0.50 of 1% of such net assets, since the Administrator also receives a fee from the Fund under the Administration Agreement; see below. The Adviser and the Administrator may, in order to attempt to achieve a competitive yield on the shares of the Fund, each waive all or part of any such fees. In practice, the rate of these fee waivers tends to decline as assets of the Fund increase.

        The Board of Trustees and shareholders of the Fund have approved certain changes to the Advisory Agreement with reductions in fees payable to the Adviser from an annual rate of
0.20 of 1% to 0.16 of 1% of all of the Fund's average annual net assets. These reductions will be accompanied by reductions in the fees payable to the Administrator (see "Administration Agreement") and will match an increase in payments under the Fund's Distribution Plan to keep the combined payments of the Fund at current levels. The changes were not to be implemented until the earlier of October 1, 1996 or the first day of the next succeeding calendar quarter after the quarter in which the net assets of the Fund exceed $250 million. As of the date of the Prospectus, implementation of these changes has been postponed indefinitely. When and if it is determined to implement these changes the Prospectus will be supplemented. Until such time the current arrangements will remain in effect.

     The Adviser agrees that the above fee shall be reduced, but not below zero, by an amount equal to its pro-rata portion (based upon the aggregate fees of the Adviser and the Administrator) of the amount, if any, by which the total expenses of the Fund in any fiscal year, exclusive of taxes, interest and brokerage fees, shall exceed the lesser of (i) 2.5% of the first $30 million of average annual net assets of the Fund plus 2% of the next $70 million of such assets plus 1.5% of its average annual net assets in excess of $100 million, or (ii) 25% of the Fund's total annual investment income.

     The Advisory Agreement contains provisions as to the allocation of the portfolio transactions of the Fund. Under these provisions, the Adviser is authorized to consider sales of shares of the Fund or of any other investment company or companies having the same investment adviser, sub-adviser, administrator or principal underwriter as the Fund. See the Additional Statement for a description of these provisions and prior advisory arrangements.

The Administration Agreement

     Under an Administration Agreement (the "Administration Agreement"), Aquila Management Corporation as Administrator, at its own expense, provides office space, personnel, facilities and equipment for the performance of its functions thereunder and as is necessary in connection with the maintenance of the headquarters of the Fund and pays all compensation of the Fund's Trustees, officers and employees who are affiliated persons of the Administrator. The Administration Agreement went into effect in June, 1994, replacing an administration agreement then in effect with the same terms except for the fee reductions in connection with certain payments under the Fund's Distribution Plan described below.

     Under the Administration Agreement, subject to the control of the Fund's Board of Trustees, the Administrator provides all administrative services to the Fund other than those relating to its investment portfolio. Such administrative services include but are not limited to maintaining books and records of the Fund, either keeping the accounting records of the Fund, including the computation of net asset value per share and the dividends or, at its expense and responsibility, delegating such duties in whole or in part to a company satisfactory to the Fund (however, the daily pricing of the Fund's portfolio is the responsibility of the Adviser under the Advisory Agreement), overseeing all relationships between the Fund and its transfer agent, custodian, legal counsel, auditors and principal underwriter, including the negotiation of agreements in relation thereto, the supervision and coordination of the performance of such agreements, and the overseeing of all administrative matters which are necessary or desirable for effective operation of the Fund and for the sale, servicing, or redemption of the Fund's shares. See the Additional Statement for a further description of functions listed in the Administration Agreement as part of such duties.

     Under the Administration Agreement, the Fund pays a fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day at the annual rate of 0.30 of 1% of the Fund's net assets, provided, however, that for any day that the Fund pays or accrues a fee under the Distribution Plan of the Fund based upon the assets of the Fund, the annual fee shall be payable at the annual rate of 0.30 of 1% of such assets up to $250 million (the "Base Amount"), and at the annual rate of 0.24 of 1% of such net asset value with respect to assets of the Fund above the Base Amount. The Administrator agrees that the above fee shall be reduced, but not below zero, by an amount equal to its pro-rata portion (based upon the aggregate fees of the Adviser and the Administrator) of the amount, if any, by which the total expenses of the Fund in any fiscal year, exclusive of taxes, interest and brokerage fees, shall exceed the lesser of (i) 2.5% of the first $30 million of average annual net assets of the Fund plus 2% of the next $70 million of such assets plus 1.5% of its average annual net assets in excess of $100 million, or (ii) 25% of the Fund's total annual investment income.

        The Board of Trustees has approved certain changes to the Administration Agreement with reductions in fees payable to the Administrator from an annual rate of 0.30 of 1% to 0.24 of 1% of all of the Fund's average annual net assets. These reductions will be accompanied by reductions in the fees payable to the Adviser (see "Advisory Agreement") and will match an increase in payments under the Fund's Distribution Plan to keep the combined payments of the Fund at current levels. The changes were not to be implemented until the earlier of October 1, 1996 or the first day of the next succeeding calendar quarter after the quarter in which the net assets of the Fund exceed $250 million. As of the date of the Prospectus, implementation of these changes has been postponed indefinitely. When and if it is determined to implement these changes the Prospectus will be supplemented. Until such time the current arrangements will remain in effect.

Information as to the Adviser,
the Administrator and the Distributor

        The Adviser is a wholly-owned subsidiary of KFS Corporation, a member of the Mutual of Omaha Companies. The Fund's portfolio is managed in the Adviser's Denver office. Founded in 1981, the Adviser provides discretionary equity fixed income and balanced account management to mutual funds, retirement plans, foundations, endowments and high net-worth individuals and currently manages over $1 billion of clients' assets.

        Mr. Christopher Johns is the Fund's portfolio manager. Mr. Johns has been a Vice President of the Adviser since 1992. From 1984 through 1992, he was a portfolio manager at United Bank of Denver (now Norwest Bank, Denver) when it acted as investment adviser to the Fund. He was formerly a portfolio manager of Toledo Trust Company. He holds the degree of BBA in Finance from the University of Cincinnati. Mr. John Wyszynski is the back-up portfolio manager. He has been employed by the Adviser since 1993 as a Vice President. He has 14 years experience in managing Colorado Obligations having worked a several firms including Kirchner Moore and First Interstate Bank of Denver. He has an MBA in Finance and Accounting from the University of Chicago.

        The Adviser has its primary office at 10250 Regency Circle, Omaha, NE 68114 and its Denver office is located at One Norwest Center, 1700 Lincoln Street, Denver, CO 80203. Since 1983, the Adviser has been wholly-owned by Mutual of Omaha Insurance Company, whose principal office is at Mutual of Omaha Plaza, Omaha, NE 68175.

        For the year ended December 31, 1996, advisory fees of $429,661 were paid or accrued to the Adviser, of which $7,388 was voluntarily waived.

        The Fund's Administrator is founder and administrator to the Aquilasm Group of Funds, which consists of tax-free municipal bond funds, money market funds and two equity funds. As of December 31, 1996, these funds had aggregate assets of approximately $2.7 billion, of which approximately $1.9 billion consisted of assets of the tax-free municipal bond funds. The Administrator, which was founded in 1984, is controlled by Mr. Lacy B. Herrmann (directly, through a trust and through share ownership by his wife). See the Additional Statement for information on Mr. Herrmann.

        During the year ended December 31, 1996, administration fees of $644,125 were paid or accrued to the Administrator under the Administration Agreement of which $99,853 was voluntarily waived.

        The Distributor currently handles the distribution of the shares of fourteen funds (five money market funds, seven tax-free municipal bond funds and two equity funds), including the Fund. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities.

     At the date of the Prospectus, there is a proposed transaction whereby all of the shares of the Distributor, which are currently owned by Mr. Herrmann, will be owned by certain directors and/or officers of the Administrator and/or the Distributor, including Mr. Herrmann.

                  DIVIDEND AND TAX INFORMATION

Dividends and Distributions

        The Fund will declare all of its net income, as defined below, as dividends on every day, including weekends and holidays, on those shares outstanding for which payment was received by the close of business on the preceding business day. Net income for dividend purposes includes all interest income accrued by the Fund since the previous dividend declaration, including accretion of any original issue discount, less expenses paid or accrued. As such net income will vary, the Fund's dividends will also vary.In addition, the dividends of each class can vary because each class will bear certain class-specific charges. Dividends and other distributions paid by the Fund with respect to each class of its shares are calculated at the same time and in the same manner.

     It is the Fund's present policy to pay dividends so that they will be received or credited by approximately the first day of each month. Shareholders may elect to have dividends deposited without charge by electronic funds transfers into an account at a Financial Institution which is a member of the Automated Clearing House by completing a Ready Access Features form.

        Redeemed shares continue to earn dividends through and including the earlier of (i) the day before the day on which the redemption proceeds are mailed, wired or transferred by the facilities of the Automated Clearing House by the Agent or paid by the Agent to a selected dealer; or (ii) the third day on which the New York Stock Exchange is open after the day on which the net asset value of the redeemed shares has been determined. See "How To Redeem Your Investment."

        Net investment income includes amounts of income from the Colorado Obligations in the Fund's portfolio which are allocated as "exempt-interest dividends." "Exempt-interest dividends" are exempt from regular Federal income tax. The allocation of "exempt-interest dividends" will be made by the use of one designated percentage applied uniformly to all income dividends declared during the Fund's tax year. Such designation will normally be made in the first month after the end of each of the Fund's fiscal years as to income dividends paid in the prior year. It is possible that in certain circumstances, a small portion of the dividends paid by the Fund will be subject to income taxes. During the Fund's fiscal year ended December 31, 1996, 97.86% of the Fund's dividends were "exempt-interest dividends." For the calendar year 1996, 2.14% of the total dividends paid were taxable as ordinary income. The percentage of income designated as tax-exempt for any particular dividend may be different from the percentage of the Fund's income that was tax-exempt during the period covered by the dividend.

     Distributions ("short-term gains distributions") from net realized short-term gains, if any, and distributions ("long-term gains distributions"), if any, from the excess of net long-term capital gains over net short-term capital losses realized through October 31st of each year and not previously paid out will be paid out after that date; the Fund may also pay supplemental distributions after the end of its fiscal year. If net capital losses are realized in any year, they are charged against capital and not against net investment income which is distributed regardless of gains or losses. The Fund may be required to impose backup withholding at a rate of 31% upon payment of redemptions to shareholders, and from short- and long-term gains distributions (if any) and any other distributions that do not qualify as "exempt-interest dividends," if shareholders do not comply with provisions of the law relating to the furnishing of taxpayer identification numbers and reporting of dividends.

     Unless you request otherwise by letter addressed to the Agent or by filing an appropriate Application prior to a given ex-dividend date, dividends and distributions will be automatically reinvested in full and fractional shares of the Fund at net asset value on the record date for the dividend or distribution or other date fixed by the Board of Trustees. An election to receive cash will continue in effect until written notification of a change is received by the Agent. All shareholders, whether their dividends are received in cash or are being reinvested, will receive a monthly account summary indicating the current status of their investment. There is no fixed dividend rate. Corporate shareholders of the Fund are not entitled to any deduction for dividends received from the Fund.

Tax Information

     The Fund qualified during its last fiscal year as a "regulated investment company" under the Code, and intends to continue to so qualify. If it does so qualify, it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions. However, the Code contains a number of complex tests relating to such qualification and it is possible although not likely that the Fund might not meet one or more of these tests in any particular year. If it does not so qualify, it would be treated for tax purposes as an ordinary corporation, would receive no tax deduction for payments made to shareholders and would be unable to pay dividends or distributions which would qualify as "exempt-interest dividends" or "capital gains dividends," as discussed below.

     The Fund intends to qualify during each fiscal year under the Code to pay "exempt-interest dividends" to its shareholders. Exempt-interest dividends which are derived from net income earned by the Fund on Colorado Obligations will be excludable from gross income of the shareholders for regular Federal income tax purposes. Capital gains dividends are not included in exempt-interest dividends. Although "exempt-interest dividends" are not taxed, each taxpayer must report the total amount of tax-exempt interest (including exempt-interest dividends from the Fund) received or acquired during the year.

     The Omnibus Budget Reconciliation Act of 1993 requires that either gains realized by the Fund on the sale of municipal obligations acquired after April 30, 1993 at a price which is less than face or redemption value be included as ordinary income to the extent such gains do not exceed such discount or that the discount be amortized and included ratably in taxable income. There is an exception to the foregoing treatment if the amount of the discount is less than 0.25% of face or redemption value multiplied by the number of years from acquisition to maturity. The Fund will report such ordinary income in the years of sale or redemption rather than amortize the discount and report it ratably. To the extent the resultant ordinary taxable income is distributed to shareholders, it will be taxable to them as ordinary income.

     Capital gains dividends (net long-term gains over net short-term losses which the Fund distributes and so designates) are reportable by shareholders as long-term capital gains. This is the case whether the shareholder takes the distribution in cash or elects to have the distribution reinvested in Fund shares and regardless of the length of time the shareholder has held his or her shares. Capital gains are taxed at the same rates as ordinary income, except that for individuals, trusts and estates the maximum tax rate on capital gains distributions is 28% even if the applicable rate on ordinary income for such taxpayers is higher than 28%.

     Short-term gains, when distributed, are taxed to shareholders as ordinary income. Capital losses of the Fund are not distributed but carried forward by the Fund to offset gains in later years and thereby lessen the later-year capital gains dividends and amounts taxed to shareholders.

     The Fund's gains or losses on sales of Colorado Obligations will be long-term or short-term depending upon the length of time the Fund has held such obligations. Capital gains and losses of the Fund will also include gains and losses on Futures and options, if any, including gains and losses actually realized on sales and exchanges and gains and losses deemed to be realized. Those deemed to be realized are on Futures and options held by the Fund at year-end, which are "marked to the market," that is, deemed sold for fair market value. Net gains or losses realized and deemed realized on Futures and options will be reportable by the Fund as long-term to the extent of 60% of the gains or losses and short-term to the extent of 40% regardless of the actual holding period of such investments.

     Information as to the tax status of the Fund's dividends and distributions will be mailed to shareholders annually.

     Under the Code, interest on loans incurred by shareholders to enable them to purchase or carry shares of the Fund may not be deducted for regular Federal tax purposes. In addition, under rules used by the Internal Revenue Service for determining when borrowed funds are deemed used for the purpose of purchasing or carrying particular assets, the purchase of shares of the Fund may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares. The receipt of exempt-interest dividends from the Fund by an individual shareholder may result in some portion of any social security payments or railroad retirement benefits received by the shareholder or the shareholder's spouse being included in taxable income. Persons who are "substantial users" (or persons related thereto) of facilities financed by industrial development bonds or private activity bonds should consult their own tax advisers before purchasing shares.

     While interest from all Colorado Obligations is tax-exempt for purposes of computing the shareholder's regular tax, interest from so-called private activity bonds issued after August 7, 1986, constitutes a tax preference for both individuals and corporations and thus will enter into a computation of the alternative minimum tax. Whether or not that computation will result in a tax will depend on the entire content of the taxpayer's return. The Fund will not invest in the types of Colorado Obligations which would give rise to interest that would be subject to alternative minimum taxation if more than 20% of its net assets would be so invested, and may refrain from investing in that type of bond completely. The 20% limit is a fundamental policy of the Fund.

     Corporate shareholders must add to or subtract from alternative minimum taxable income, as calculated before taking into consideration this adjustment, 75% of the difference between what is called adjusted current earnings (essentially current earnings and profits) and alternative minimum taxable income, as previously calculated. Since tax-exempt bond interest is included in earnings and profits and therefore in adjusted current earnings, this adjustment will tend to make it more likely that corporate shareholders will be subject to the alternative minimum tax.

Tax Effects of Redemptions

     Normally, when you redeem shares of the Fund you will recognize capital gain or loss measured by the difference between the proceeds received in the redemption and the amount you paid for the shares. The gain or loss will be long-term if you held the redeemed shares for over a year, and short-term if for a year or less. However, if shares held for six months or less are redeemed and you have a loss, two special rules apply: the loss is reduced by the amount of exempt-interest dividends, if any, which you received on the redeemed shares, and any loss over and above the amount of such exempt-interest dividends is treated as a long-term loss to the extent you have received capital gains dividends on the redeemed shares.

Colorado Tax Information

     Dividends and distributions made by the Fund to Colorado individuals, trusts, estates and corporations subject to the Colorado income tax will generally be treated for Colorado income tax purposes in the same manner as they are treated under the Code for Federal income tax purposes. Since the Fund may, except as indicated below, purchase only Colorado Obligations (which, as defined, means obligations, including those of non-Colorado issuers, of any maturity which pay interest which, in the opinion of counsel, is exempt from regular Federal income taxes and Colorado income taxes), none of the exempt-interest dividends paid by the Fund will be subject to Colorado income tax. The Fund may also pay "short-term gains distributions" and "long-term gains distributions," each as discussed under "Dividends and Distributions" above. Under Colorado income tax law, each short-term gains distribution will be treated as a short-term gain and each long-term gains distribution will be treated as a long-term capital gain. The only investment which the Fund may make other than in Colorado Obligations is in Futures and options on them. Any gains on Futures and options (including gains imputed under the Code) paid as part or all of a short-term gains distribution or a long-term gains distribution will be taxed as indicated above.

     Persons or entities who are not Colorado residents should not be subject to Colorado income taxation on dividends and distributions made by the Fund unless the nonresident employs his or her interest in the Fund in a business, trade, profession or occupation carried on in Colorado but may be subject to other state and local taxes. As intangibles, shares of the Fund will be exempt from Colorado property taxes.

                       EXCHANGE PRIVILEGE

        There is an exchange privilege as set forth below among this Fund and certain tax-free municipal bond funds and two equity funds (the "Bond or Equity Funds") and certain money market funds (the "Money-Market Funds"), all of which are sponsored by Aquila Management Corporation and Aquila Distributors, Inc., and have the same Administrator and Distributor as the Fund. All exchanges are subject to certain conditions described below. As of the date of the Prospectus, the Aquila-sponsored Bond or Equity Funds are this Fund, Aquila Rocky Mountain Equity Fund, Aquila Cascadia Equity Fund, Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Churchill Tax-Free Fund of Kentucky, Tax-Free Fund For Utah and Narragansett Insured Tax-Free Income Fund; the Aquila Money-Market Funds are Capital Cash Management Trust, Pacific Capital Cash Assets Trust (Original Shares), Pacific Capital Tax-Free Cash Assets Trust (Original Shares), Pacific Capital U.S. Treasuries Cash Assets Trust (Original Shares) and Churchill Cash Reserves Trust.

     Class Y Shares of the Fund may be exchanged only for Class Y
Shares of the Bond or Equity Funds or for shares of a Money-Market Fund.

     Under the Class Y exchange privilege, once Class Y Shares of any Bond or Equity Fund have been purchased, those shares (and any shares acquired as a result of reinvestment of dividends and/or distributions) may be exchanged any number of times between Money-Market Funds and Class Y Shares of the Bond or Equity Funds without the payment of any sales charge.

     The "Class Y Eligible Shares" of any Bond or Equity Fund are those shares which were (a) acquired by direct purchase including by exchange by an institutional investor from a Money-Market Fund, or which were received in exchange for Class Y Shares of another Bond or Equity Fund; or (b) acquired as a result of reinvestment of dividends and/or distributions on otherwise Class Y Eligible Shares. Shares of a Money-Market Fund not acquired in exchange for Class Y Eligible Shares of a Bond or Equity Fund can be exchanged for Class Y Shares of a Bond or Equity Fund only by persons eligible to make an initial purchase of Class Y Shares.

     This Fund, as well as the Money-Market Funds and other Bond or Equity Funds, reserves the right to reject any exchange into its shares, if shares of the fund into which exchange is desired are not available for sale in your state of residence. The Fund may also modify or terminate this exchange privilege at any time. In the case of termination, the Prospectus will be appropriately supplemented. No such modification or termination shall take effect on less than 60 days' written notice to shareholders.

     All exercises of the exchange privilege are subject to the conditions that (i) the shares being acquired are available for sale in your state of residence; (ii) the aggregate net asset value of the shares surrendered for exchange are at least equal to the minimum investment requirements of the investment company whose shares are being acquired and (iii) the ownership of the accounts from which and to which the exchange is made are identical.

     The Agent will accept telephone exchange instructions from anyone. To make a telephone exchange telephone:

             800-872-2651 toll free or 908-855-5731

     Note: The Fund, the Agent, and the Distributor will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller. The Agent will request some or all of the following information: account name(s) and number, name of the caller, the social security number registered to the account and personal identification. The Agent may also record calls. You should verify the accuracy of confirmation statements immediately upon receipt.

     Exchanges of Class Y Shares will be effected at the relative net asset values of the Class Y Shares being exchanged next determined after receipt by the Agent of your exchange request. Prices for exchanges are determined in the same manner as for purchases of the Fund's shares. See "How to Invest in the Fund."

        An exchange is treated for Federal tax purposes as a redemption and purchase of shares and may result in the realization of a capital gain or loss, depending on the cost or other tax basis of the shares exchanged and the holding period (see "Tax Effects of Redemptions" and the Additional Statement); no representation is made as to the deductibility of any such loss should such occur.

        Dividends paid by the Money-Market Funds are taxable, except to the extent that a portion or all of the dividends paid by Pacific Capital Tax-Free Cash Assets Trust (a tax-free Money-Market Fund) are exempt from regular Federal income tax, and to the extent that a portion or all of the dividends paid by Pacific Capital U.S. Treasuries Cash Assets Trust (which invests in U.S. Treasury obligations) are exempt from state income taxes. Dividends paid by Aquila Rocky Mountain Equity Fund and Aquila Cascadia Equity Fund are taxable. If your state of residence is not the same as that of the issuers of obligations in which a tax-free municipal bond fund or a tax-free money-market fund invests, the dividends from that fund may be subject to income tax of the state in which you reside. Accordingly, you should consult your tax adviser before acquiring shares of such a bond fund or a tax-free money-market fund under the exchange privilege arrangement.

     If you are considering an exchange into one of the funds listed above, you should send for and carefully read its Prospectus.

                       GENERAL INFORMATION

Performance

     Advertisements, sales literature and communications to shareholders may contain various measures of the Fund's performance including current yield, taxable equivalent yield, various expressions of total return, current distribution rate and taxable equivalent distribution rate.

        Average annual total return figures, as prescribed by the Securities and Exchange Commission, represent the average annual percentage change in value of a hypothetical $1,000 purchase, at the maximum public offering price (offering price includes any applicable sales charge) for 1- and 5-year periods and for a period since the inception of the Fund, to the extent applicable, through the end of such periods, assuming reinvestment (without sales charge) of all distributions. The Fund may also furnish total return quotations for other periods or based on investments at various applicable sales charge levels or at net asset value. For such purposes total return equals the total of all income and capital gains paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price. See the Additional Statement.

     Current yield reflects the income per share earned by each of the Fund's portfolio investments; it is calculated by (i) dividing the Fund's net investment income per share during a recent 30-day period by (ii) the maximum public offering price on the last day of that period and by (iii) annualizing the result. Taxable equivalent yield shows the yield from a taxable investment that would be required to produce an after-tax yield equivalent to that of the Fund, which invests in tax-exempt obligations. It is computed by dividing the tax-exempt portion of the Fund's yield (calculated as indicated) by one minus a stated income tax rate and by adding the product to the taxable portion (if any) of the Fund's yield. See the Additional Statement.

     Current yield and taxable equivalent yield, which are calculated according to a formula prescribed by the Securities and Exchange Commission (see the Additional Statement), are not indicative of the dividends or distributions which were or will be paid to the Fund's shareholders. Dividends or distributions paid to shareholders are reflected in the current distribution rate or taxable equivalent distribution rate which may be quoted to shareholders. The current distribution rate is computed by (i) dividing the total amount of dividends per share paid by the Fund during a recent 30-day period by (ii) the current maximum offering price and by (iii) annualizing the result. A taxable equivalent distribution rate shows the taxable distribution rate that would be required to produce an after-tax distribution rate equivalent to the Fund's distribution rate (calculated as indicated above). The current distribution rate differs from the current yield computation because it could include distributions to shareholders from sources, if any, other than dividends and interest, such as short-term capital gains or return of capital. If distribution rates are quoted in advertising, they will be accompanied by calculations of current yield in accordance with the formula of the Securities and Exchange Commission.

     In each case performance figures are based upon past performance, reflect as appropriate all recurring charges against the Fund's income net of fee waivers and reimbursement of expenses, if any, and will assume the payment of the maximum sales charge on the purchase of shares, but not on reinvestment of income dividends. The investment results of the Fund, like all other investment companies, will fluctuate over time; thus, performance figures should not be considered to represent what an investment may earn in the future or what the Fund's yield, tax equivalent yield, distribution rate, taxable equivalent distribution rate or total return may be in any future period. The annual report of the Fund contains additional performance information that will be made available upon request and without charge.

Description of the Fund and Its Shares

     The Fund is an open-end, non-diversified management investment company organized in 1987 as a Massachusetts business trust. (See "Investment of the Fund's Assets" for further information about the Fund's status as "non-diversified.")

        The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. Each share represents an equal proportionate interest in the Fund with each other share of its class; shares of the respective classes represent proportionate interests in the Fund in accordance with their respective net asset values. Income, direct liabilities and direct operating expenses of each series will be allocated directly to each series, and general liabilities and expenses, if any, of the Fund will be allocated among the series in a manner acceptable to the Board of Trustees. Upon liquidation of a series, shareholders of the series are entitled to share pro-rata in the net assets of that series available for distribution to shareholders and upon liquidation of the Fund, the respective series are entitled to share proportionately in the assets available to the Fund after allocation to the various series. Shareholders of each series or class are entitled to share pro-rata in the net assets of the Fund available for distribution to shareholders, in accordance with the respective net asset values of the shares of that series or class at that time. All shares are presently divided into three classes; however, if they deem it advisable and in the best interests of shareholders, the Board of Trustees of the Fund may create additional classes of shares, which may differ from each other as provided in rules and regulations of the Securities and Exchange Commission or by exemptive order. The Board of Trustees may, at its own discretion, create additional series of shares, each of which may have separate assets and liabilities (in which case any such series will have a designation including the word "Series"). See the Additional Statement for further information about possible additional series. Shares are fully paid and non-assessable, except as set forth under the caption "General Information" in the Additional Statement; the holders of shares have no pre-emptive or conversion rights.

     The other two classes of shares of the Fund are Front-Payment Class Shares ("Class A Shares") and Level-Payment
Class Shares ("Class C Shares"), which are fully described in a separate prospectus that can be obtained by calling the Fund at 800-872-2652.

        The primary distinction among the Fund's three classes of shares lies in their different sales charge structures and ongoing expenses, which are likely to be reflected in differing yields and other measures of investment performance. All three classes represent interests in the same portfolio of Colorado Obligations and have the same rights, except that each class bears the separate expenses, if any, of its participation in the Distribution Plan and Shareholder Services Plan and has exclusive voting rights with respect to such participation. There are no distribution fees with respect to Class Y Shares.

     Dividends and other distributions paid by the Fund with respect to shares of each class are calculated in the same manner and at the same time, but may differ depending upon the distribution and service fees, if any, and other class-specific expenses borne by each class.

        The Fund's Distribution Plan has three parts. In addition to the defensive provisions described above, Parts I and II of the Plan authorize payments, to certain "Qualified Recipients," out of the Fund assets allocable to the Class A Shares and Class C Shares, respectively. See the Additional Statement. The Fund has also adopted a Shareholder Services Plan under which the Fund is authorized to make certain payments out of the Fund assets allocable to the Class C Shares. See the Additional
Statement.

Voting Rights

        At any meeting of shareholders, shareholders are entitled to one vote for each dollar of net asset value (determined as of the record date for the meeting) per share held (and proportionate fractional votes for fractional dollar amounts). Shareholders will vote on the election of Trustees and on other matters submitted to the vote of shareholders. Shares vote by classes on any matter specifically affecting one or more classes, such as an amendment of an applicable part of the Distribution Plan. No amendment may be made to the Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of the Fund except that the Fund's Board of Trustees may change the name of the Fund. The Fund may be terminated (i) upon the sale of its assets to another issuer, or
(ii) upon liquidation and distribution of the assets of the Fund, in either case if such action is approved by the vote of the holders of a majority of the outstanding shares of the Fund. If not so terminated, the Fund will continue indefinitely.

                   APPLICATION FOR TAX-FREE FUND OF COLORADO
                            FOR CLASS Y SHARES ONLY
                PLEASE COMPLETE STEPS 1 THROUGH 4 AND MAIL TO:
                      ADM, ATTN: AQUILA SM GROUP OF FUNDS
                  581 MAIN STREET, WOODBRIDGE, NJ 07095-1198
                             Tel.# 1-800-872-2651

STEP 1
A. ACCOUNT REGISTRATION

___Individual Use line 1
___Joint Account*   Use lines 1&2
___For a Minor Use line 3
___For Trust, Corporation, Partnership or other Entity Use line 4
* Joint Accounts will be Joint Tenants with rights of survivorship unless otherwise specified.
** Uniformed Gifts/Transfers to Minors Act.

Please type or print name exactly as account is to be registered 1.________________________________________________________________
  First Name   Middle Initial   Last Name   Social Security Number
2.________________________________________________________________
  First Name   Middle Initial   Last Name   Social Security Number
3.________________________________________________________________
  Custodian's First Name      Middle Initial          Last Name
Custodian for ____________________________________________________
                   Minor's First Name   Middle Initial   Last Name
Under the ___________UGTMA** _____________________________________
         Name of State       Minor's Social Security Number
4. ____________________________________________________
   ____________________________________________________
(Name of Corporation or Partnership. If a Trust, include the name(s) of Trustees in which account will be registered and the name and date of the Trust Instrument. Account for a Pension or Profit Sharing Plan or Trust may be registered in the name of the Plan or Trust itself.)
___________________________________________________________________
        Tax I.D. Number    Authorized Individual          Title


B. MAILING ADDRESS AND TELEPHONE NUMBER

____________________________________________________
  Street or PO Box                           City
_______________________________(______)______________
  State           Zip          Daytime Phone Number

Occupation:________________________Employer:________________________

Employer's Address:__________________________________________________
                   Street Address:               City  State  Zip
Citizen or resident of: ___ U.S. ___ Other Check here ___ if you are a non-U.S. Citizen or resident and not subject to back-up withholding (See certification in Step 4, Section B, below.)

C. INVESTMENT DEALER OR BROKER:
(Important - to be completed by Dealer or Broker)

_______________________   _____________________________
Dealer Name                           Branch Number
_______________________   _____________________________
Street Address                   Rep. Number/Name
_______________________   (_______)_____________________
  City    State    Zip     Area Code        Telephone


STEP 2
PURCHASES OF SHARES

A. INITIAL INVESTMENT

Indicate Method of Payment (For either method, make check payable to: TAX-FREE FUND OF COLORADO)

___Initial Investment  $ ______________ (Minimum investment $1,000)

___Automatic Investment $______________ (Minimum $50)

For Automatic Investment of at least $50 per month, you must complete Step 3, Section A, Step 4, Sections A & B and ATTACH A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK.

B. DISTRIBUTIONS

All income dividends and capital gains distributions are automatically reinvested in additional shares at Net Asset Value unless otherwise indicated below.

Dividends are to be:___ Reinvested  ___Paid in cash*
Capital Gains Distributions are to be: ___ Reinvested ___ Paid in cash*
    * For cash dividends, please choose one of the following options:

___ Deposit directly into my/our Financial Institution account.
    ATTACHED IS A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK showing the Financial Institution account where I/we would like you to deposit the dividend. (A Financial Institution is a commercial bank, savings bank or credit union.)

___ Mail check to my/our address listed in Step 1.


STEP 3
SPECIAL FEATURES

A. AUTOMATIC INVESTMENT PROGRAM
(Check appropriate box)
___ Yes ___ No

    This option provides you with a convenient way to have amounts automatically drawn on your Financial Institution account and invested in your Tax-Free Fund of Colorado Account. To establish this program, please complete Step 4, Sections A & B of this Application.

I/We wish to make regular monthly investments of $ _________________ (minimum $50) on the ___ 1st day or ___ 16th day of the month (or on the first business day after that date).
(YOU MUST ATTACH A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK)

B. TELEPHONE INVESTMENT
(Check appropriate box)
___ Yes ___ No

    This option provides you with a convenient way to add to your account (minimum $50 and maximum $50,000) at any time you wish by simply calling the Fund toll-free at 1-800-872-2651. To establish this program, please complete Step 4, Sections A & B of this Application.
(YOU MUST ATTACH A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK)

C. AUTOMATIC WITHDRAWAL PLAN
(Minimum investment $5,000)

Application must be received in good order at least 2 weeks prior to 1st actual liquidation date.
(Check appropriate box)
___ Yes ___ No

    Please establish an Automatic Withdrawal Plan for this account, subject to the terms of the Automatic Withdrawal Plan Provisions set forth below. To realize the amount stated below, Administrative
Data Management Corp. (the Agent) is authorized to redeem sufficient shares from this account at the then current Net Asset Value, in accordance with the terms below:

Dollar Amount of each withdrawal $ ______________beginning________________ .
                                   Minimum: $50             Month/Year
Payments to be made: ___ Monthly or ___ Quarterly

    Checks should be made payable as indicated below. If check is payable to a Financial Institution for your account, indicate
Financial Institution name, address and your account number.
_______________________________     ______________________________________
First Name Middle Initial Last Name   Financial Institution Name
_______________________________     ______________________________________
  Street                             Financial Institution Street Address
_______________________________     ______________________________________
 City   State Zip                   City   State Zip

                                     ____________________________________
                                     Financial Institution Account Number

D. TELEPHONE EXCHANGE
 (Check appropriate box)
___ Yes ___ No

This option allows you to effect exchanges among accounts in your name within the Aquila SM Group of Funds by telephone.

    The Agent is authorized to accept and act upon my/our or any other persons telephone instructions to execute the exchange of shares of one Aquila-sponsored fund for shares of another Aquila-sponsored fund with identical shareholder registration in the manner described in the Prospectus. Except for gross negligence in acting upon such telephone instructions to execute an exchange, and subject to the conditions set forth herein, I/we understand and agree to hold harmless the Agent, each of the Aquila Funds, and their respective officers, directors, trustees, employees, agents and affiliates against any liability, damage, expense, claim or loss, including reasonable costs and attorneys fees, resulting from acceptance of, or acting or failure to act upon, this Authorization.

E. EXPEDITED REDEMPTION
(Check appropriate box)
___ Yes ___ No

The proceeds will be deposited to your Financial Institution account listed.

    Cash proceeds in any amount from the redemption of shares will be mailed or wired, whenever possible, upon request, if in an amount of $1,000 or more to my/our account at a Financial Institution. The Financial Institution account must be in the same name(s) as this
Fund account is registered.
(YOU MUST ATTACH A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK).
_______________________________   ____________________________________
  Account Registration            Financial Institution Account Number
_______________________________   ____________________________________
  Financial Institution Name      Financial Institution Transit/Routing
                                                                Number
_______________________________   ____________________________________
  Street                            City   State Zip


STEP 4
Section A

DEPOSITORS AUTHORIZATION TO HONOR DEBITS

IF YOU SELECTED AUTOMATIC INVESTMENT OR TELEPHONE INVESTMENT
YOU MUST ALSO COMPLETE STEP 4, SECTIONS A & B.

I/We authorize the Financial Institution listed below to charge to my/our account any drafts or debits drawn on my/our account initiated by the Agent, Administrative Data Management Corp., and to pay such sums in accordance therewith, provided my/our account has sufficient funds to cover such drafts or debits. I/We further agree that your treatment of such orders will be the same as if I/we personally signed or initiated the drafts or debits.

I/We understand that this authority will remain in effect until you receive my/our written instructions to cancel this service. I/We also agree that if any such drafts or debits are dishonored, for any reason, you shall have no liabilities.

Financial Institution Account Number _______________________________________

Name and Address where my/our account is maintained

Name of Financial Institution______________________________________________

Street Address_____________________________________________________________

City___________________________________________State _________ Zip ________
Name(s) and Signature(s) of Depositor(s) as they appear where account is registered

______________________________________________
        (Please Print)
X_____________________________________________  __________________
        (Signature)                                    (Date)

______________________________________________
        (Please Print)
X_____________________________________________  __________________
        (Signature)                                    (Date)

                        INDEMNIFICATION AGREEMENT

To: Financial Institution Named Above

So that you may comply with your depositor's request, Aquila
Distributors, Inc. (the "Distributor") agrees:

1 Electronic Funds Transfer debit and credit items transmitted pursuant to the above authorization shall be subject to the provisions of the Operating Rules of the National Automated Clearing House Association.

2 To indemnify and hold you harmless from any loss you may suffer in connection with the execution and issuance of any electronic debit in the normal course of business initiated by the Agent (except any loss due to your payment of any amount drawn against insufficient or uncollected funds), provided that you promptly notify us in writing of any claim against you with respect to the same, and further provided that you will not settle or pay or agree to settle or pay any such claim without the written permission of the Distributor.

3 To indemnify you for any loss including your reasonable costs and expenses in the event that you dishonor, with or without cause, any such electronic debit.

STEP 4
Section B

SHAREHOLDER AUTHORIZATION/SIGNATURE(S) REQUIRED

- The undersigned warrants that he/she has full authority and is of legal age to purchase shares of the Fund and has received and read a current Prospectus of the Fund and agrees to its terms.

- I/We authorize the Fund and its agents to act upon these instructions for the features that have been checked.

- I/We acknowledge that in connection with an Automatic Investment or Telephone Investment, if my/our account at the Financial Institution has insufficient funds, the Fund and its agents may cancel the purchase transaction and are authorized to liquidate other shares or fractions thereof held in my/our Fund account to make up any deficiency resulting from any decline in the net asset value of shares so purchased and any dividends paid on those shares. I/We authorize the Fund and its agents to correct any transfer error by a debit or credit to my/our Financial Institution account and/or Fund account and to charge the account for any related charges. I/We acknowledge that shares purchased either through Automatic Investment or Telephone Investment are subject to applicable sales charges.

- The Fund, the Agent and the Distributor and their Trustees, directors, employees and agents will not be liable for acting upon instructions believed to be genuine, and will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller.
  The Agent will request some or all of the following information: account name and number; name(s) and social security number registered to the account and personal identification; the Agent may also record calls. Shareholders should verify the accuracy of confirmation statements immediately upon receipt. Under penalties of perjury, the undersigned whose Social Security (Tax I.D.) Number is shown above certifies
  (i) that Number is my correct taxpayer identification number and
  (ii) currently I am not under IRS notification that I am subject to backup withholding (line out (ii) if under notification). If no such Number is shown, the undersigned further certifies, under penalties of perjury, that either (a) no such Number has been issued, and a Number has been or will soon be applied for; if a Number is not provided to you within sixty days, the undersigned understands that all payments (including liquidations) are subject to 31% withholding under federal tax law, until a Number is provided and the undersigned may be subject to a $50 I.R.S. penalty; or (b) that the undersigned is not a citizen or resident of the U.S.; and either does not expect to be in the U.S. for 183 days during each calendar year and does not conduct a business in the U.S. which would receive any gain from the Fund, or is exempt under an income tax treaty.

NOTE: ALL REGISTERED OWNERS OF THE ACCOUNT MUST SIGN BELOW.
FOR A TRUST, ALL TRUSTEES MUST SIGN.*
__________________________     ____________________________     _________
Individual (or Custodian)      Joint Registrant, if any            Date
__________________________     ____________________________     _________
Corporate Officer, Partner,    Title                               Date
Trustee, etc.

* For Trust, Corporations or Associations, this form must be accompanied by proof of authority to sign, such as a certified copy of the corporate resolution or a certificate of incumbency under the trust instrument.

SPECIAL INFORMATION

- Certain features (Automatic Investment, Telephone Investment,
  Expedited Redemption and Direct Deposit of Dividends) are effective
  15 days after this form is received in good order by the Fund's Agent.

- You may cancel any feature at any time, effective 3 days after the Agent receives written notice from you.

- Either the Fund or the Agent may cancel any feature, without prior notice, if in its judgment your use of any feature involves unusual effort or difficulty in the administration of your account.

- The Fund reserves the right to alter, amend or terminate any or all features or to charge a service fee upon 30 days written notice to shareholders except if additional notice is specifically required by the terms of the Prospectus.

BANKING INFORMATION

- If your Financial Institution account changes, you must complete a Ready Access features form which may be obtained from Aquila Distributors at 1-800-872-2652 and send it to the Agent together with a "voided" check or pre-printed deposit slip from the new account. The new Financial Institution change is effective in 15 days after this form is received in good order by the Fund's Agent.

AUTOMATIC WITHDRAWAL PLAN PROVISIONS

By requesting an Automatic Withdrawal Plan, the applicant agrees to the terms and conditions applicable to such plans, as stated below.

1. The Agent will administer the Automatic Withdrawal Plan
   (the "Plan") as agent for the person (the "Planholder") who executed the Plan authorization.

2. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Agent will credit all such shares to the Planholder on the records of the Fund. Any share certificates now held by the Planholder may be surrendered unendorsed to the Agent with the application so that the shares represented by the certificate may be held under the Plan.

3. Dividends and distributions will be reinvested in shares of the Fund at Net Asset Value without a sales charge.

4. Redemptions of shares in connection with disbursement payments will be made at the Net Asset Value per share in effect at the close of business on the last business day of the month or quarter.

5. The amount and the interval of disbursement payments and the address to which checks are to be mailed may be changed, at any time, by the Planholder on written notification to the Agent. The Planholder should allow at least two weeks time in mailing such notification before the requested change can be put in effect.

6. The Planholder may, at any time, instruct the Agent by written notice (in proper form in accordance with the requirements of the then current Prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In such case the Agent will redeem the number of shares requested at the Net Asset Value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds of such redemption to the Planholder.

7. The Plan may, at any time, be terminated by the Planholder on written notice to the Agent, or by the Agent upon receiving directions to that effect from the Fund. The Agent will also terminate the Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of the Plan by the Agent or the Fund, shares remaining unredeemed will be held in an uncertificated account in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his executor or guardian, or as otherwise appropriate.

8. The Agent shall incur no liability to the Planholder for any action taken or omitted by the Agent in good faith.

9. In the event that the Agent shall cease to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as his agent in administering the Plan.

10.Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. Accordingly, a Planholder may not maintain this Plan while simultaneously making regular purchases. While an occasional lump sum investment may be made, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

INVESTMENT ADVISER
KPM Investment Management, Inc.
1700 Lincoln Street, Suite 1300
Denver, Colorado 80203

ADMINISTRATOR
Aquila Management Corporation
380 Madison Avenue, Suite 2300
New York, New York 10017

BOARD OF TRUSTEES
Lacy B. Herrmann, Chairman
Tucker Hart Adams
Arthur K. Carlson
William M. Cole
Anne J. Mills
J. William Weeks
John G. Welles

OFFICERS
Lacy B. Herrmann, President
Jean M. Smith, Vice President
Marie Aro, Vice President
Rose F. Marotta, Chief Financial Officer
Richard F. West, Treasurer
Edward M.W. Hines, Secretary

DISTRIBUTOR
Aquila Distributors, Inc.
380 Madison Avenue, Suite 2300
New York, New York 10017

TRANSFER AND SHAREHOLDER SERVICING AGENT
Administrative Data Management Corp.
581 Main Street
Woodbridge, New Jersey 07095-1198

CUSTODIAN
Bank One Trust Company, N.A.
100 East Broad Street
Columbus, Ohio 43271

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
345 Park Avenue
New York, New York 10154

COUNSEL
Hollyer Brady Smith Troxell
  Barrett Rockett Hines & Mone LLP
551 Fifth Avenue
New York, New York 10176

TABLE OF CONTENTS
Highlights.......................................
Table of Expenses................................
Financial Highlights.............................
Introduction.....................................
Investment Of The Fund's Assets..................
Investment Restrictions.........................
Net Asset Value Per Share.......................
How To Invest In The Fund.......................
How To Redeem Your Investment...................
Automatic Withdrawal Plan.......................
Management Arrangements.........................
Dividend And Tax Information....................
Exchange Privilege..............................
General Information.............................
Application

AQUILA
[LOGO]
Tax-Free Fund
of
Colorado

A tax-free
income investment

[LOGO]

PROSPECTUS

One Of The
Aquilasm Group Of Funds


<page



                             Aquila
                    Tax-Free Fund of Colorado

                  380 Madison Avenue Suite 2300
                       New York, NY 10017
                   800-USA-COL2 (800-872-2652)
                          212-697-6666

Statement
of Additional
Information                                    April 30, 1997

        This Statement of Additional Information (the "Additional Statement") is not a Prospectus. There are two Prospectuses for the Fund dated April 30, 1997: one Prospectus describes Front Payment Class Shares ("Class A Shares") and Level Payment Class Shares ("Class C Shares") of the Fund and the other describes Institutional Class Shares ("Class Y Shares") of the Fund. References in the Additional Statement to "the Prospectus" refer to either of these Prospectuses. The Additional Statement should be read in conjunction with the Prospectus for the class of shares in which you are considering investing. Either or both Prospectuses may be obtained from the Fund's Shareholder Servicing Agent, Administrative Data Management Corp., by writing to: 581 Main Street, Woodbridge, New Jersey 07095-1198 or by calling at the following numbers:

             800-872-2651 toll free or 908-855-5731

or from Aquila Distributors, Inc., the Fund's Distributor, by writing to

   380 Madison Avenue, Suite 2300, New York, New York 10017;
              or by calling: 800-872-2652 toll free
                         or 212-697-6666

        The Annual Report of the Fund for the fiscal year ended
December 31, 1996 (audited) will be delivered with the Additional
Statement.


                        TABLE OF CONTENTS

Investment of the Fund's Assets  . . . . . . . . . . . . . . . .2
Municipal Bonds  . . . . . . . . . . . . . . . . . . . . . . . .7
Performance. . . . . . . . . . . . . . . . . . . . . . . . . . 10
Investment Restrictions. . . . . . . . . . . . . . . . . . . . 13
Distribution Plan. . . . . . . . . . . . . . . . . . . . . . . 14
Shareholder Services Plan. . . . . . . . . . . . . . . . . . . 20
Limitation of Redemptions in Kind. . . . . . . . . . . . . . . 22
Trustees and Officers. . . . . . . . . . . . . . . . . . . . . 22
Additional Information as to Management Arrangements . . . . . 27
Computation of Net Asset Value . . . . . . . . . . . . . . . . 30
Automatic Withdrawal Plan. . . . . . . . . . . . . . . . . . . 32
Additional Tax Information . . . . . . . . . . . . . . . . . . 32
Conversion of Class C Shares . . . . . . . . . . . . . . . . . 32
General Information. . . . . . . . . . . . . . . . . . . . . . 33
Appendix A . . . . . . . . . . . . . . . . . . . . . . . . . . 35

                 INVESTMENT OF THE FUND'S ASSETS

     The investment objective and policies of the Fund are described in the Prospectus, which refers to the matters described below. See the Prospectus for the definition of "Colorado Obligations."

Ratings

     The ratings assigned by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") represent their respective opinions of the quality of the municipal bonds and notes which they undertake to rate. It should be emphasized, however, that ratings are general and not absolute standards of quality. Consequently, obligations with the same maturity, stated interest rate and rating may have different yields, while obligations of the same maturity and stated interest rate with different ratings may have the same yield. See Appendix A to this Additional Statement for further information about the ratings of Moody's and S&P as to the various rated Colorado Obligations which the Fund may purchase.

        The table below gives information as to the percentage of Fund net assets invested, as of December 31, 1996, in Colorado
Obligations in the various rating categories:

          Highest rating (1) . . . . . . . . . . . . . . .  64.7%
          Second highest rating (2). . . . . . . . . . . .  21.5%
          Third highest rating (3) . . . . . . . . . . . .  12.5%
          Fourth highest rating(4) . . . . . . . . . . . . . 1.3%
          Unrated. . . . . . . . . . . . . . . . . . . . . . 0.0
                                                       100.0%

(1) Aaa of Moody's or AAA of S&P (or other highest rating).
(2) Aa of Moody's or AA of S&P (or other second highest rating).
(3) A of Moody's or A of S&P (or other third highest rating).
(4) Baa of Moody's or BBB of S&P (or other fourth highest rating).

When-Issued and Delayed Delivery Obligations

     The Fund may buy Colorado Obligations on a when-issued or delayed delivery basis. The purchase price and the interest rate payable on the Colorado Obligations are fixed on the transaction date. At the time the Fund makes the commitment to purchase Colorado Obligations on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value each day of such Colorado Obligations in determining its net asset value. The Fund will make commitments for such when-issued transactions only when it has the intention of actually acquiring the Colorado Obligations. The Fund places an amount of assets equal in value to the amount due on the settlement date for the when-issued or delayed delivery securities being purchased in a segregated account with the Custodian, which is marked to market every business day. On delivery dates for such transactions, the Fund will meet its commitments by selling the Colorado Obligations held in the separate account and/or from cash flow.

Determination of the Marketability of Certain Securities

     In determining marketability of floating and variable rate demand notes and participation interests (including municipal lease/purchase obligations) the Board of Trustees will consider the following factors, not all of which may be applicable to any particular issue: the quality, maturity and coupon rate of the issue, ratings received from the nationally recognized statistical rating organizations and any changes or prospective changes in such ratings, the likelihood that the issuer will continue to appropriate the required payments for the issue, recent purchases and sales of the same or similar issues, the general market for municipal securities of the same or similar quality, the Adviser's opinion as to marketability of the issue and other factors that may be applicable to any particular issue.

Futures Contracts and Options

        Although the Fund does not presently, and in fact may never, do so, it is permitted to buy and sell Futures contracts relating to municipal bond indices ("Municipal Bond Index Futures") and to U.S. Government securities ("U.S. Government Securities Futures," together referred to as "Futures"), and exchange-traded options based on Futures as a possible means to protect the asset value of the Fund during periods of changing interest rates. The following discussion is intended to explain briefly the workings of Futures and options on them which would be applicable if the Fund were to use them.

     Unlike when the Fund purchases or sells a Colorado Obligation, no price is paid or received by the Fund upon the purchase or sale of a Future. Initially, however, when such transactions are entered into, the Fund will be required to deposit with the Futures commission merchant ("broker") an amount of cash or Colorado Obligations equal to a varying specified percentage of the contract amount. This amount is known as initial margin. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying index or security fluctuates making the Future more or less valuable, a process known as marking to market. Insolvency of the broker may make it more difficult to recover initial or variation margin. Changes in variation margin are recorded by the Fund as unrealized gains or losses. Margin deposits do not involve borrowing by the Fund and may not be used to support any other transactions. At any time prior to expiration of the Future, the Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the Future. A final determination of variation margin is then made. Additional cash is required to be paid by or released to the Fund and it realizes a gain or a loss. Although Futures by their terms call for the actual delivery or acceptance of cash, in most cases the contractual obligation is fulfilled without having to make or take delivery. All transactions in the Futures markets are subject to commissions payable by the Fund and are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. Although the Fund intends to buy and sell Futures only on an exchange where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular Future at any particular time. In such event, or in the event of an equipment failure at a clearing house, it may not be possible to close a Futures position.

     Municipal Bond Index Futures currently are based on a long-term municipal bond index developed by the Chicago Board of Trade ("CBT") and The Bond Buyer (the "Municipal Bond Index"). Futures contracts based on the Municipal Bond Index began trading on June 11, 1985. The Municipal Bond Index is comprised of 40 tax-exempt municipal revenue and general obligation bonds. Each bond included in the Municipal Bond Index must be rated A or higher by Moody's or S&P and must have a remaining maturity of 19 years or more. Twice a month new issues satisfying the eligibility requirements are added to, and an equal number of old issues are deleted from, the Municipal Bond Index. The value of the Municipal Bond Index is computed daily according to a formula based on the price of each bond in the Municipal Bond Index, as evaluated by six dealer-to-dealer brokers.

     The Municipal Bond Index Futures contract is traded only on the CBT. Like other contract markets, the CBT assures performance under Futures contracts through a clearing corporation, a nonprofit organization managed by the exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin.

        There are at present U.S. Government Securities Futures contracts based on long-term Treasury bonds, Treasury notes, GNMA Certificates and three-month Treasury bills. U.S. Government Securities Futures have traded longer than Municipal Bond Index Futures, and the depth and liquidity available in the trading markets for them are in general greater.

        Call Options on Futures Contracts. The Fund may also purchase and sell exchange-related call and put options on Futures. The purchase of a call option on a Future is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the Future upon which it is based, or upon the price of the underlying debt securities, it may or may not be less risky than ownership of the Futures contract or underlying debt securities. Like the purchase of a Futures contract, the Fund may purchase a call option on a Future to hedge against a market advance when the Fund is not fully invested.

     The writing of a call option on a Future constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the Future. If the price at expiration of the Future is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings.

     Put Options on Futures Contracts. The purchase of put options on a Future is analogous to the purchase of protective put options on portfolio securities. The Fund may purchase a put option on a Future to hedge the Fund's portfolio against the risk of rising interest rates.

     The writing of a put option on a Future constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the Future. If the Future price at expiration is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase.

     The writer of an option on a Future is required to deposit initial and variation margin pursuant to requirements similar to those applicable to Futures. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a Future involves risks similar to those relating to Futures.

Risk Factors in Futures Transactions and Options

        One risk in employing Futures or options on them to attempt to protect against the price volatility of the Fund's Colorado Obligations is that the Adviser could be incorrect in its expectations as to the extent of various interest rate movement or the time span within which the movements take place. For example, if the Fund sold a Future in anticipation of an increase in interest rates, and then interest rates went down instead, the Fund would lose money on the sale.

     Another risk as to Futures or options on them arises because of the imperfect correlation between movement in the price of the Future and movements in the prices of the Colorado Obligations which are the subject of the hedge. The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the municipal bonds included in the applicable index or from the security underlying the U.S. Government Securities Futures. The price of the Future or option may move more than or less than the price of the Colorado Obligations being hedged. If the price of the Future or option moves less than the price of the Colorado Obligations which are the subject of the hedge, the hedge will not be fully effective but, if the price of the Colorado Obligations being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the Colorado Obligations being hedged has moved in a favorable direction, this advantage will be partially offset by the Future or option. If the price of the Future or option has moved more than the price of the Colorado Obligations, the Fund will experience either a loss or gain on the Future or option which will not be completely offset by movements in the price of the Colorado Obligations which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the Colorado Obligations being hedged and movements in the price of the Futures or options, the Fund may buy or sell Futures or options in a greater dollar amount than the dollar amount of the Colorado Obligations being hedged if the historical volatility of the prices of the Colorado Obligations being hedged is less than the historical volatility of the debt securities underlying the hedge. It is also possible that, where the Fund has sold Futures or options to hedge its portfolio against decline in the market, the market may advance and the value of the Colorado Obligations held in the Fund's portfolio may decline. If this occurred the Fund would lose money on the Future or option and also experience a decline in value of its portfolio securities.

     Where Futures or options are purchased to hedge against a possible increase in the price of Colorado Obligations before the Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the Futures or options that is not offset by a reduction in the price of the Colorado Obligations which it had anticipated purchasing.

     The particular municipal bonds comprising the index underlying Municipal Bond Index Futures will vary from the bonds held by the Fund. The correlation of the hedge with such bonds may be affected by disparities in the average maturity, ratings, geographical mix or structure of the Fund's investments as compared to those comprising the Index, and general economic or political factors. In addition, the correlation between movements in the value of the Municipal Bond Index may be subject to change over time, as additions to and deletions from the Municipal Bond Index alter its structure. The correlation between U.S. Government Securities Futures and the municipal bonds held by the Fund may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such Futures and the prices of Municipal Bonds held by the Fund may be greater.

     Trading in Municipal Bond Index Futures may be less liquid than that in other Futures. The trading of Futures and options is also subject to certain market risks, such as inadequate trading activity and limits on upward or downward price movement which could at times make it difficult or impossible to liquidate existing positions.

Regulatory Aspects of Futures and Options

        The Fund will, due to requirements under the Investment Company Act of 1940 (the "1940 Act"), deposit in a segregated account with its custodian bank liquid Colorado Obligations or cash, in an amount equal to the fluctuating market value of long Futures or options it has purchased, less any margin deposited on long positions.

        The Fund must operate as to its long and short positions in Futures under in conformity with a rule (the "CFTC Rule") adopted by the Commodity Futures Trading Commission ("CFTC") under the Commodity Exchange Act (the "CEA") to be eligible for the exclusion provided by the CFTC Rule as a "commodity pool operator" (as defined under the CEA). Pursuant to the rule, the Fund will represent to the CFTC that it will not, as to any positions, whether long, short or a combination thereof, enter into Futures or options for which the aggregate initial margins and premiums paid for options exceed 5% of the fair market value of its assets. The Fund will also represent that as to its short positions, it will use Futures and options solely for bona-fide hedging purposes within the meaning and intent of the applicable provisions under the CEA. As to the Fund's long positions which are used as part of its portfolio strategy and are incidental to its activities in the underlying cash market, the "underlying commodity value" (see below) of its Futures must not exceed the sum of (i) cash set aside in an identifiable manner, or short-term U.S. debt obligations or other U.S. dollar-denominated high quality short-term money market instruments so set aside, plus any funds deposited as margin; (ii) cash proceeds from existing investments due in 30 days and (iii) accrued profits held at the futures commission merchant. (There is described above the segregated account which the Fund must maintain with its custodian bank as to its Futures and options activities due to requirements other than those of the CFTC Rule; the Fund will, as to long positions, be required to abide by the more restrictive of this other requirement or the above requirements of the CFTC Rule.) The "underlying commodity value" of a Future or option is computed by multiplying the size of the Future by the daily settlement price of the Future or option.

        The "sale" of a Future means the acquisition by the Fund of an obligation to deliver an amount of cash equal to a specified dollar amount times the difference between the value of the index or government security at the close of the last trading day of the Future and the price at which the Future is originally struck (which the Fund anticipates will be lower because of a subsequent rise in interest rates and a corresponding decline in the index value). This is referred to as having a "short" Futures position. The "purchase" of a Future means the acquisition by the Fund of a right to take delivery of such an amount of cash. In this case, the Fund anticipates that the closing value will be higher than the price at which the Future is originally struck. This is referred to as having a "long" Futures position. No physical delivery of the bonds making up the index or the U.S. government securities, as the case may be, is made as to either a long or a short Futures position.

Portfolio Turnover

     A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average value of such securities during the year, excluding certain short-term securities. Since the turnover rate of the Fund will be affected by a number of factors, the Fund is unable to predict what rate the Fund will have in any particular period or periods, although such rate is not expected to exceed 100%. However, the rate could be substantially higher or lower in any particular period.

                         MUNICIPAL BONDS

     The two principal classifications of municipal bonds are "general obligation" bonds and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and unlimited taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or projects or, in a few cases, from the proceeds of a special excise or other tax, but are not supported by the issuer's power to levy unlimited general taxes. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors.

     The yields of municipal bonds depend on, among other things, general financial conditions, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and rating of the issue.

     Since the Fund may invest in industrial development bonds or private activity bonds, the Fund may not be an appropriate investment for entities which are "substantial users" of facilities financed by those bonds or for investors who are "related persons" of such users. Generally, an individual will not be a "related person" under the Internal Revenue Code unless such investor or his or her immediate family (spouse, brothers, sisters and lineal descendants) own directly or indirectly in the aggregate more than 50 percent of the equity of a corporation or is a partner of a partnership which is a "substantial user" of a facility financed from the proceeds of those bonds. A "substantial user" of such facilities is defined generally as a "non-exempt person who regularly uses a part of [a] facility" financed from the proceeds of industrial development or private activity bonds.

     As indicated in the Prospectus, there are certain Colorado Obligations the interest on which is subject to the Federal alternative minimum tax on individuals. While the Fund may purchase these obligations, it may, on the other hand, refrain from purchasing particular Colorado Obligations due to this tax consequence. Also, as indicated in the Prospectus, the Fund will not purchase obligations of Colorado issuers the interest on which is subject to regular Federal income tax. The foregoing may reduce the number of issuers of obligations which are available to the Fund.

   Additional Information Regarding a Colorado Constitutional
Provision

     The following information is derived from sources that are generally available to investors and is believed by the Fund to be accurate, but has not been independently verified and may not be complete.

        General Description. At the November 3, 1992 general election, Colorado voters approved an amendment to the Colorado Constitution, which is commonly referred to as Amendment 1 and now constitutes Section 20 of Article X of the Colorado Constitution ("Amendment 1"). Amendment 1 imposes various limits and new requirements on the State of Colorado and other Colorado local governments (each of which is referred to in this section as a "governmental unit"). Any of the following actions, for example, now requires prior voter approval: (1) any increase in a governmental unit's spending from one year to the next in excess of the rate of inflation plus a "growth factor" based on: (A) for school districts, the percentage change in the school district's student enrollment, (B) for the state, the percentage change in state population, and (C) for other governmental units, the net percentage change in actual value of all real property in the governmental unit from construction of taxable real property improvements, minus destruction of similar improvements, and additions to, minus deletions from, taxable real property; (2) any increase in the real property tax revenues of a local governmental unit (not including the state) from one year to the next in excess of inflation plus the appropriate "growth factor" referred to in clause (1) above; (3) any new tax, tax rate increase, mill levy increase, valuation for assessment ratio increase for a property class, extension of an expiring tax or a tax policy change directly causing a net tax revenue gain; and
(4) except for refinancing bonded indebtedness at a lower interest rate or adding new employees to existing pension plans, creation of any multiple-fiscal year direct or indirect debt or other financial obligation whatsoever without adequate present cash reserves pledged irrevocably and held for payments in all future fiscal years. Elections on such matters may only be held on the same day as a state general election, at the governmental unit's regular biennial election or on the first Tuesday in November of odd-numbered years, and must be conducted in accordance with procedures described in Amendment 1.

     Amendment 1 also requires that revenue collected, kept or spent in violation of its provisions be refunded, with interest, and requires each governmental unit to have created an emergency reserve of 1% of its fiscal year spending in 1993, increasing to 2% in 1994 and 3% in 1995 and subsequent years. The last sentence of paragraph (1) of Amendment 1 provides that "[w]hen [a governmental unit's] annual...revenue is less than annual payments on general obligation bonds, pensions, and final court judgments, [the voter approval requirement for mill levy and other tax increases referred to in clause (3) of the preceding paragraph and the voter approval requirement for spending and real property tax revenue increases referred to in clauses (1) and (2) of the preceding paragraph] shall be suspended to provide for the deficiency." The second sentence of paragraph (1) of Amendment 1 provides that the "preferred interpretation [of Amendment 1] shall reasonably restrain most the growth of government."

        Court Interpretations. Many of the provisions of Amendment 1 are ambiguous, are the subject of much debate and likely will not be clarified until courts rule on their meanings. In September, 1994, the Supreme Court of Colorado ruled that (i) the ballot questions, authorizing issuance of bonds and the related increase in taxes to pay such bonds in a single ballot question, did not violate the provisions of the Amendment and
(ii) in approving the ballot questions the related electorates authorized the adjusting of the tax rates as necessary to repay the specific debt incurred pursuant to the ballot questions (e.g. authorized mill levy rate increases in response to declines in assessed value of property), provided that the tax rate increases are consistent with the stated estimate of the final fiscal year dollar amount of the tax increase set forth in the ballot questions. Although this ruling has been seen as meaning that general obligation bonds continue to exist in Colorado and that it is not necessary to have a separate vote on bonds and taxes to pay for the bonds, in January, 1995, the plaintiffs applied to the United States Supreme court for a writ of certiorari. It is not possible to predict whether the Supreme Court will grant the writ or if it takes jurisdiction of the case what further rulings the Supreme Court would make, or what course further proceedings in the case might take.

     There are a number of other lawsuits pending regarding Amendment 1. The "Littleton Public Schools case" was filed on January 25, 1993 in Arapahoe County District Court (Case No. 93-CV-185) by three taxpayers against Arapahoe County School District Number Six, a/k/a/ Littleton Public Schools, challenging increases in the school district's mill levy for, among other things, increased debt service on general obligation bonds that were outstanding prior to the adoption of Amendment 1. After a trial to the court, the judge ruled that the school district had received the "prior voter approval" for an increase in its mill levy to pay general obligation bonds at the time when the bonds were originally approved by the voters and, thus, upheld the school district's increased mill levy imposed after the passage of Amendment 1. The plaintiff taxpayers have appealed the decision of the judge. The issues in the other lawsuits relate to the conduct of elections, the wording of ballot issues and election notices, the interpretation of the definitions of "district" and "enterprise" in Amendment 1, whether the remarketing of debt constitutes "creation" of debt, and the compliance with rate covenants that may conflict with the revenue and spending limits of Amendment 1. Other lawsuits regarding Amendment 1 may be filed in the future. It is not possible to predict when final decisions in any of the pending actions or any future actions regarding Amendment 1 will be issued.

                           PERFORMANCE

     As noted in the Prospectus, the Fund may from time to time quote various performance figures to illustrate its past performance.

        Performance quotations by investment companies are subject to rules of the Securities and Exchange Commission ("SEC"). These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by the Fund are based on these standardized methods and are computed separately for each of the Fund's three classes of shares. Prior to April 30, 1996, the Fund had outstanding only one class of shares which are currently designated "Class A Shares." On that date the Fund began to offer shares of two other classes, Class C Shares and Class Y Shares. During most of the historical periods listed below, there were no Class C Shares or Class Y Shares outstanding and the information below relates solely to Class A Shares unless otherwise indicated. Each of these and other methods that may be used by the Fund are described in the following material.

Total Return

     Average annual total return is determined by finding the average annual compounded rates of return over 1- and 5-year periods and a period since the inception of the operations of the Fund (on May 21, 1987) that would equate an initial hypothetical $1,000 investment to the value such an investment would have if it were completely redeemed at the end of each such period.

        In the case of Class A Shares, the calculation assumes the maximum sales charge is deducted from the hypothetical initial $1,000 purchase. In the case of Class C Shares, the calculation assumes the applicable Conditional Deferred Sales Charge ("CDSC") imposed on a redemption of Class C Shares held for the period is deducted. In the case of Class Y Shares, the calculation assumes that no sales charge is deducted and no CDSC is imposed. For all three classes, it is assumed that on each reinvestment date during each such period any capital gains are reinvested at net asset value, and all income dividends are reinvested at net asset value, without sales charge (because the Fund does not impose any sales charge on reinvestment of dividends for any class). The computation further assumes that the entire hypothetical account was completely redeemed at the end of each such period.

        Investors should note that the maximum sales charge (4%) reflected in the following quotations for Class A Shares is a one time charge, paid at the time of initial investment. The greatest impact of this charge is during the early stages of an investment in the Fund. Actual performance will be affected less by this one time charge the longer an investment remains in the Fund. Sales charges at the time of purchase are payable only on purchases of Class A Shares of the Fund.

Average Annual Compounded Rates of Return:



          Class A Shares      Class C Shares      Class Y Shares
One Year       0.36%               N/A(1)              N/A(1)

Five Years     5.36%               N/A                 N/A

Since
inception on
May 21, 1987   6.76%               2.75%(2)            5.98%(2)

(1) During these periods no Class C Shares or Class Y Shares were outstanding.

(2) Period from April 30, 1996 (inception of class) through
December 31, 1996.




     These figures were calculated according to the following SEC formula:

                                    n
                              P(1+T)  =ERV
where

     P    =    a hypothetical initial payment of $1,000

     T    =    average annual total return

     n    =    number of years

     ERV  =    ending redeemable value of a hypothetical $1,000
               payment made at the beginning of the 1- and 5-year periods or the period since inception, at the end of each such period.

     As discussed in the Prospectus, the Fund may quote total rates of return in addition to its average annual total return. Such quotations are computed in the same manner as the Fund's average annual compounded rate, except that such quotations will be based on the Fund's actual return for a specified period as opposed to its average return over the periods described above.

   Total Return



          Class A Shares      Class C Shares      Class Y Shares
One Year       (0.36%)             ***(1)              ***(1)

Five Years     31.5%               N/A                 N/A

(1) During these periods no Class C Shares or Class Y Shares were outstanding.

(2) Period from April 30, 1996 (inception of class) through
December 31, 1996.



     In general, actual total rate of return will be lower than average annual rate of return because the average annual rate of return reflects the effect of compounding. See discussion of the impact of the sales charge on quotations of rates of return, above.

Yield

        Current yield reflects the income per share earned by the Fund's portfolio investments. Current yield is determined by dividing the net investment income per share earned for each of the Fund's three classes during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of each class during the base period net of fee waivers and reimbursements of expenses, if any.

        The Fund may also quote a taxable equivalent yield for each of its three classes of shares which shows the taxable yield that would be required to produce an after-tax yield equivalent to that of a fund which invests in tax-exempt obligations. Such yield is computed by dividing that portion of the yield of the Fund (computed as indicated above) which is tax-exempt by one minus the highest applicable combined federal and Colorado income tax rate (and adding the result to that portion of the yield of the Fund that is not tax-exempt, if any).

        The Colorado and the combined Colorado and federal income tax rates upon which the Fund's tax equivalent yield quotations are based are 5.0% and 43.75% respectively. The latter rate reflects currently-enacted Federal income tax law. From time to time, as any changes to such rates become effective, tax equivalent yield quotations advertised by the Fund will be updated to reflect such changes. Any tax rate increases will tend to make a tax-free investment, such as the Fund, relatively more attractive than taxable investments. Therefore, the details of specific tax increases may be used in Fund sales material.

        Yield for the 30-day period ended December 31, 1996 (the date of the Fund's most recent audited financial statements):



          Class A Shares      Class C Shares      Class Y Shares
Yield          4.05%               3.85%               7.04%

Taxable
Equivalent
Yield          7.13%               6.18           12.40




     These figures were obtained using the Securities and Exchange Commission formula:


                                            6
                        Yield = 2 [(a-b + 1) -1]
                                   ----
                                    cd

where:

     a = interest earned during the period

     b = expenses accrued for the period (net of waivers and reimbursements)

     c = the average daily number of shares outstanding during the period that were entitled to receive dividends

     d = the maximum offering price per share on the last day of the period

Current Distribution Rate

     Current yield and tax equivalent yield, which are calculated according to a formula prescribed by the SEC, are not indicative of the amounts which were or will be paid to the Fund's shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate or taxable equivalent distribution rate. The current distribution rate is computed by
(i) dividing the total amount of dividends per share paid by the Fund during a recent 30-day period by (ii) the current maximum offering price and by (iii) annualizing the result. A taxable equivalent distribution rate shows the taxable distribution rate that would be required to produce an after-tax distribution rate equivalent to the Fund's current distribution rate (calculated as indicated above). The current distribution rate can differ from the current yield computation because it could include distributions to shareholders from additional sources (i.e., sources other than dividends and interest), such as short-term capital gains.

Other Performance Quotations

        With respect to those categories of investors who are permitted to purchase Class A Shares of the Fund at net asset value, the Fund may quote a "Current Distribution for Net Asset Value Investments." This rate is computed by (i) dividing the total amount of dividends per share paid by the Fund during a recent 30-day period by (ii) the current net asset value of the Fund and by (iii) annualizing the result. Figures for yield, total return and other measures of performance for Net Asset Value Investments may also be quoted. These will be derived as described above with the substitution of net asset value for public offering price.

     Regardless of the method used, past performance is not necessarily indicative of future results, but is an indication of the return to shareholders only for the limited historical period used. If distribution rates are quoted in advertising, they will be accompanied by calculations of current yield in accordance with the formula of the Securities and Exchange Commission.

        The Fund may include in advertisements and sales literature, information, examples and statistics that illustrate the effect of taxable versus tax-free compounding income at a fixed rate of return to demonstrate the growth of an investment over a stated period of time resulting from the payment of dividends and capital gains distributions in additional shares. The examples used will be for illustrative purposes only and are not representations by the Fund of past or future yield or return.

        From time to time, in reports and promotional literature, the Fund may compare its performance to, or cite the historical performance of, U.S. Treasury bills, notes and bonds, or indices of broad groups of unmanaged securities considered to be representative of, or similar to, that Fund's portfolio holdings, such as:

        Lipper Analytical Services, Inc. ("Lipper") is a widely-recognized independent service that monitors and ranks the performance of regulated investment companies. The Lipper performance analysis includes the reinvestment of capital gain distributions and income dividends but does not take sales charges into consideration. The method of calculating total return data on indices utilizes actual dividends on ex-dividend dates accumulated for the quarter and reinvested at quarter end.

        Morningstar Mutual Funds ("Morningstar"), a semi-monthly publication of Morningstar, Inc. Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to change every month. Funds with at least three years of performance history are assigned ratings from one star (lowest) to five stars (highest). Morningstar ratings are calculated from the funds' three-, five-, and ten-year average annual returns (when available) and a risk factor that reflects fund performance relative to three-month Treasury bill monthly returns. Fund's returns are adjusted for fees and sales loads. Ten percent of the funds in an investment category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars, and the bottom 10% receive one star.

        Salomon Brothers Inc., "Market Performance," a monthly publication which tracks principal return, total return and yield on the Salomon Brothers Broad Investment-Grade Bond Index and the components of the Index.

        Merrill Lynch, Pierce, Fenner & Smith, Inc., "Taxable Bond Indices," a monthly corporate government index publication which lists principal, coupon and total return on over 100 different taxable bond indices which Merrill Lynch tracks. They also list the par weighted characteristics of each Index.

        Lehman Brothers, Inc., "The Bond Market Report," a monthly publication which tracks principal, coupon and total return on the Lehman Govt./Corp. Index and Lehman Aggregate Bond
Index, as well as all the components of these Indices.

        The Consumer Price Index, prepared by the U.S. Bureau of
Labor Statistics, is a commonly used measure of inflation. The
Index shows changes in the cost of selected consumer goods and does not represent a return on an investment vehicle.

        From time to time, in reports and promotional literature, performance rankings and ratings reported periodically in national financial publications such as MONEY, FORBES, BUSINESS WEEK, BARRON'S, FINANCIAL TIMES and FORTUNE may also be used. In addition, quotations from articles and performance ratings and ratings appearing in daily newspaper publications such as THE WALL STREET JOURNAL, THE NEW YORK TIMES and NEW YORK DAILY NEWS may be cited.

                     INVESTMENT RESTRICTIONS

        The Fund has a number of policies concerning what it can and cannot do. Those that are called fundamental policies cannot be changed unless the holders of a "majority" (as defined in the 1940 Act) of the Fund's outstanding shares vote to change them. Under the 1940 Act, the vote of the holders of a "majority" of the Fund's outstanding shares means the vote of the holders of the lesser of (a) 67% or more of the Fund's shares present at a meeting or represented by proxy if the holders of more than 50% of its shares are so present or represented; or (b) more than 50% of the Fund's outstanding shares. Those fundamental policies not set forth in the Prospectus are set forth below:

1. The Fund invests only in certain limited securities.

     The Fund cannot buy any securities other than Colorado Obligations (discussed under "Investment of the Fund's Assets" in the Prospectus), Municipal Bond Index Futures, U.S. Government Securities Futures and options on Futures; therefore the Fund cannot buy any voting securities, any commodities or commodity contracts other than Municipal Bond Index Futures and U.S. Government Securities Futures, any mineral related programs or leases, any shares of other investment companies or any warrants, puts, calls or combinations thereof other than on Futures.

     The Fund cannot buy real estate or any non-liquid interests in real estate investment trusts; however, it can buy any securities which it can otherwise buy even though the issuer invests in real estate or has interests in real estate.


2. The Fund does not buy for control.

     The Fund cannot invest for the purpose of exercising control or management of other companies.

3. The Fund does not sell securities it does not own or borrow from brokers to buy securities.

     Thus, it cannot sell short or buy on margin; however, the Fund can make margin deposits in connection with the purchase or sale of Municipal Bond Index Futures, U.S. Government Securities Futures and options on them, and can pay premiums on these options.

4. The Fund is not an underwriter.

     The Fund cannot engage in the underwriting of securities, that is, the selling of securities for others. Also, it cannot invest in restricted securities. Restricted securities are securities which cannot freely be sold for legal reasons.

                        DISTRIBUTION PLAN

     The Fund's Distribution Plan has three parts, relating respectively to distribution payments with respect to Class A Shares (Part I), to distribution payments relating to Class C Shares (Part II) and to certain defensive provisions (Part III).

Provisions Relating to Class A Shares (Part I)

     At the date of the Additional Statement, most of the outstanding shares of the Fund would be considered Qualified Holdings of various broker-dealers unaffiliated with the Adviser or the Distributor. The Distributor will consider shares which are not Qualified Holdings of such unrelated broker-dealers to be Qualified Holdings of the Distributor and will authorize Permitted Payments to the Distributor with respect to such shares whenever Permitted Payments are being made under the Plan.

        Part I of the Plan applies only to the Front-Payment
Class Shares ("Class A Shares") of the Fund (regardless of whether such class is so designated or is redesignated by some other name).

        As used in Part I of the Plan, "Qualified Recipients" shall mean broker-dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part I ("Class A Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund's Front-Payment Class Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Front-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

        At the date of this Additional Statement, subject to the direction and control of the Fund's Board of Trustees, the Fund may make payments ("Class A Permitted Payments") to Qualified Recipients, which Class A Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.05 of 1% of the average annual net assets of the Fund represented by the Front-Payment Class Shares up to $250 million and 0.15 of 1% of such net assets above $250 million. Such payments shall be made only out of the Fund's assets allocable to the Front-Payment Class Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) the amount of Class A Permitted Payments, if any, to each Qualified Recipient provided that the total Class A Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Front-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and
(c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years. As noted in the Prospectus, the shareholders of the Fund have approved a change in the Distribution Plan that would allow the above payments at the annual rate of 0.15 of 1% of all of the average annual net assets of the Fund represented by the Front- Payment Shares class of shares. Implementation of this change, which was to have taken place on October 1, 1996, has been indefinitely postponed. When and if it is determined to implement the change the Additional Statement will be supplemented.

        While Part I is in effect, the Fund's Distributor shall report at least quarterly to the Fund's Trustees in writing for their review on the following matters: (i) all Class A Permitted Payments made under Section 9 of the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund to the Distributor, sub-adviser or Administrator paid or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Fund, the Adviser, the Administrator or the Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

        Part I originally went into effect when it was approved
(i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part I of the Plan; and (ii) by a vote of holders of at least a "majority" (as so defined) of the outstanding voting securities of the Front-Payment Class Shares (or of any predecessor class or category of shares, whether or not designated as a class) and a vote of holders of at least a "majority" (as so defined) of the outstanding voting securities of the Level-Payment Class Shares and/or of any other class whose shares are convertible into Front-Payment Class Shares. Part I has continued, and will, unless terminated as therein provided, continue in effect, until the June 30 next succeeding such effectiveness, and from year to year thereafter only so long as such continuance is specifically approved at least annually by the Fund's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part I may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding voting securities of the Fund to which Part I applies. Part I may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part I as set forth in
(ii) above, and all amendments must be approved in the manner set forth in (i) above.

     In the case of a Qualified Recipient which is a principal underwriter of the Fund, the Class A Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class A Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund's Distribution Plan in effect prior to April 1, 1996 or
(ii) Class A Plan Agreements entered into thereafter.

Provisions relating to Class C Shares (Part II)

        Part II of the Plan applies only to the Level-Payment
Shares Class ("Class C Shares") of the Fund (regardless of whether such class is so designated or is redesignated by some other name).

        As used in Part II of the Plan, "Qualified Recipients" shall mean broker-dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part II ("Class C Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund's Level-Payment Class Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

        Subject to the direction and control of the Fund's Board of Trustees, the Fund may make payments ("Class C Permitted Payments") to Qualified Recipients, which Class C Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.75 of 1% of the average annual net assets of the Fund represented by the Level-Payment Class Shares. Such payments shall be made only out of the Fund's assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) the amount of Class C Permitted Payments, if any, to each Qualified Recipient provided that the total Class C Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level-Payment Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and
(c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

        While Part II is in effect, the Fund's Distributor shall report at least quarterly to the Fund's Trustees in writing for their review on the following matters: (i) all Class C Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund to the Distributor, sub-adviser or Administrator paid or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Fund, the Adviser, the Administrator or the Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

        Part II originally went into effect when it was approved
(i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part II of the Plan; and (ii) by a vote of holders of at least a "majority" (as so defined) of the outstanding voting securities of the Level-Payment Class Shares.
Part II has continued, and will, unless terminated as therein provided, continue in effect, until the April 30 next succeeding such effectiveness, and from year to year thereafter only so long as such continuance is specifically approved at least annually by the Fund's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part II may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding voting securities of the Fund to which Part II applies. Part II may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part II as set forth in
(ii) above, and all amendments must be approved in the manner set forth in (i) above.

        In the case of a Qualified Recipient which is a principal underwriter of the Fund, the Class C Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class C Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund's Distribution Plan in effect prior to April 30, 1996 or
(ii) Class C Plan Agreements entered into thereafter.

Defensive Provisions (Part III)

     Another part of the Plan (Part III) states that if and to the extent that any of the payments listed below are considered to be "primarily intended to result in the sale of" shares issued by the Fund within the meaning of Rule 12b-1, such payments are authorized under the Plan: (i) the costs of the preparation of all reports and notices to shareholders and the costs of printing and mailing such reports and notices to existing shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of the Fund or other funds or other investments; (ii) the costs of the preparation and setting in type of all prospectuses and statements of additional information and the costs of printing and mailing all prospectuses and statements of additional information to existing shareholders; (iii) the costs of preparation, printing and mailing of any proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of the Fund's shares; (iv) all legal and accounting fees relating to the preparation of any such reports, prospectuses, statements of additional information, proxies and proxy statements; (v) all fees and expenses relating to the registration or qualification of the Fund and/or its shares under the securities or "Blue-Sky" laws of any jurisdiction; (vi) all fees under the Securities Act of 1933 and the 1940 Act, including fees in connection with any application for exemption relating to or directed toward the sale of the Fund's shares; (vii) all fees and assessments of the Investment Company Institute or any successor organization, irrespective of whether some of its activities are designed to provide sales assistance; (viii) all costs of the preparation and mailing of confirmations of shares sold or redeemed or share certificates, and reports of share balances; and (ix) all costs of responding to telephone or mail inquiries of investors or prospective investors.

     The Plan states that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund shall be committed to the discretion of such disinterested Trustees but that nothing in the Plan shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

        The Plan states that while it is in effect, the Fund's Administrator and Distributor shall report at least quarterly to the Fund's Board of Trustees in writing for their review on the following matters: (i) all Permitted Payments made under this Plan, the identity of the Qualified Recipient of each Payment, and the purposes for which the amounts were expended; (ii) all costs of each item of cost specified in the Plan (making estimates of such costs where necessary or desirable) during the preceding calendar or fiscal quarter; and (iii) all fees of the Fund to the distributor, sub-adviser or administrator paid or accrued during such quarter. In addition if any such Qualified Recipient is an affiliate, as that term is defined in the 1940 Act, of the Fund, the Adviser, the Administrator or the Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

     The Plan defines as the Fund's Independent Trustees those Trustees who are not "interested persons" of the Fund as defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan. The Plan, unless terminated as hereinafter provided, continues in effect from year to year only so long as such continuance is specifically approved at least annually by the Fund's Board of Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. In voting on the implementation or continuance of the Plan, those Trustees who vote to approve such implementation or continuance must conclude that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding voting securities of the Fund. The Plan may not be amended to increase materially the amount of payments to be made without shareholder approval and all amendments must be approved in the manner set forth above as to continuance of the Plan.

     The Plan and each Part of it shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended. Specifically, but without limitation, the provisions of Part III shall be deemed to be severable, within the meaning of and to the extent required by Rule 18f-3, with respect to each outstanding class of shares of the Fund.

                    SHAREHOLDER SERVICES PLAN

     The Fund has adopted a Shareholder Services Plan (the "Services Plan") to provide for the payment with respect to Class C Shares of the Fund of "Service Fees" within the meaning of the Rules of Fair Practice of the National Association of Securities Dealers, Inc. The Services Plan applies only to the Class C Shares of the Fund (regardless of whether such class is so designated or is redesignated by some other name).

        As used in the Services Plan, "Qualified Recipients" shall mean broker-dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to the Distributor and any other principal underwriter of the Fund, who have, pursuant to written agreements with the Fund or the Distributor, agreed to provide personal services to shareholders of Level-Payment Class Shares and/or maintenance of Level- Payment Class Shares shareholder accounts. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient's customers, clients or other contacts. "Administrator" shall mean Aquila Management Corporation or any successor serving as sub-adviser or administrator of the Fund.

        Subject to the direction and control of the Fund's Board of Trustees, the Fund may make payments ("Service Fees") to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Fund represented by the Level-Payment Class Shares. Such payments shall be made only out of the Fund's assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

        While the Services Plan is in effect, the Fund's Distributor shall report at least quarterly to the Fund's Trustees in writing for their review on the following matters:
(i) all Service Fees paid under the Services Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund to the Distributor paid or accrued during such quarter. In addition, if any Qualified Recipient is an "affiliated person," as that term is defined in the 1940 Act, of the Fund, the Adviser, the Administrator or the Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

     The Services Plan has been approved by a vote of the Trustees, including those Trustees who, at the time of such vote, were not "interested persons" (as defined in the 1940 Act) of the Fund and had no direct or indirect financial interest in the operation of the Services Plan or in any agreements related to the Services Plan (the "Independent Trustees"), with votes cast in person at a meeting called for the purpose of voting on the Services Plan. It will continue in effect for a period of more than one year from its original effective date only so long as such continuance is specifically approved at least annually as set forth in the preceding sentence. It may be amended in like manner and may be terminated at any time by vote of the Independent Trustees.

        The Services Plan shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended.

     While the Services Plan is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund, as that term is defined in the 1940 Act, shall be committed to the discretion of such disinterested Trustees. Nothing herein shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

                LIMITATION OF REDEMPTIONS IN KIND

     The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of the net asset value of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Net Asset Value Per Share" in the Prospectus, and such valuation will be made as of the same time the redemption price is determined.

                      TRUSTEES AND OFFICERS

        The Trustees and officers of the Fund, their affiliations, if any, with the Administrator or the Distributor and their principal occupations during at least the past five years are set forth below. None of the Trustees or officers of the Fund is affiliated with the Adviser. Mr. Herrmann is an "interested person" of the Fund, as that term is defined in the 1940 Act, as an officer of the Fund and a Director, officer and shareholder of the Distributor.

     As of the date of this Additional Statement, all of the Trustees and officers as a group owned less than 1% of its outstanding shares.

Lacy B. Herrmann*, President and Chairman of the Board of
Trustees, 380 Madison Avenue, New York, New York 10017

   Founder, President and Chairman of the Board of Aquila Management Corporation since 1984, the sponsoring organization and Administrator and/or Adviser or Sub-Adviser to the following open-end investment companies, and Founder, Chairman of the Board of Trustees, and President of each: Hawaiian Tax-Free Trust since 1984; Tax-Free Trust of Arizona since 1986; Tax-Free Trust of Oregon since 1986; Churchill Tax-Free Fund of Kentucky since 1987; Tax-Free Fund For Utah since 1992; and Narragansett Insured Tax-Free Income Fund since 1992; each of which is a tax-free municipal bond fund, and two equity funds, Aquila Rocky Mountain Equity Fund since 1993 and Aquila Cascadia Equity Fund since 1996, which, together with this Fund are called the Aquila Bond and Equity Funds; and Pacific Capital Cash Assets Trust since 1984; Churchill Cash Reserves Trust since 1985; Pacific Capital U.S. Treasuries Cash Assets Trust since 1988; Pacific Capital Tax-Free Cash Assets Trust since 1988; each of which is a money market fund, and together with Capital Cash Management Trust ("CCMT") are called the Aquila Money-Market Funds; Vice President, Director, Secretary and formerly Treasurer of Aquila Distributors, Inc. since 1981, distributor of the above funds; President and Chairman of the Board of Trustees of CCMT, a money market fund since 1981, and an Officer and Trustee/Director of its predecessors since 1974; Chairman of the Board of Trustees and President of Prime Cash Fund (which is inactive), since 1982 and of Short Term Asset Reserves 1984-1996; President and a Director of STCM Management Company, Inc., sponsor and sub-adviser to CCMT; Chairman, President, and a Director since 1984, of InCap Management Corporation, formerly sub-adviser and administrator of Prime Cash Fund and Short Term Asset Reserves, and Founder and Chairman of several other money market funds; Director or Trustee of OCC Cash Reserves, Inc., Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest Value Fund, Inc., and Trustee of Quest For Value Accumulation Trust, The Saratoga Advantage Trust, and of the Rochester Group of Funds, each of which is an open-end investment company; Trustee of Brown University, 1990-1996 and currently Trustee Emeritus; actively involved for many years in leadership roles with university, school and charitable organizations.

Tucker Hart Adams, Trustee, 4822 Alteza Drive, Colorado Springs,
Colorado 80917

   President of the Adams Group, an economic consulting firm, since 1989; Trustee of Aquila Rocky Mountain Equity Fund since 1993; Vice President of United Banks of Colorado, 1985-1988; Chief Economist of United Banks of Colorado, 1981-1988; Director of University Hospital, 1990-1994; Director of the Colorado Health Facilities Authority; Vice Chair of the University of Colorado Foundation; currently or formerly an officer or director of numerous professional and community organizations.

Arthur K. Carlson, Trustee, 8702 North Via La Serena, Paradise
Valley, Arizona 85253

Retired; Advisory Director of the Renaissance Companies (design and construction companies of commercial, industrial and upscale residential properties) since 1996; Senior Vice President and Manager of the Trust Division of The Valley National Bank of Arizona, 1977-1987; Trustee of Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona and Pacific Capital Cash Assets Trust since 1987, of Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Treasuries Cash Assets Trust since 1988 and of Aquila Rocky Mountain Equity Fund since 1993; previously Vice President of Investment Research at Citibank, New York City, and prior to that Vice President and Director of Investment Research of Irving Trust Company, New York City; past President of The New York Society of Security Analysts and currently a member of the Phoenix Society of Financial Analysts; formerly Director of the Financial Analysts Federation; past Chairman of the Board and, currently, Director of Mercy Healthcare of Arizona, Phoenix, Arizona since 1990; Director of Northern Arizona University Foundation since 1990; present or formerly an officer and/or director of various other community and professional organizations.

William M. Cole, Trustee, 852 Ramapo Way, Westfield, New Jersey
07090

President of Cole International, Inc., financial and shipping consultants, since 1974; President of Cole Associates, shopping center and real estate developers, 1974-1976; President of Seatrain Lines, Inc., 1970-1974; former General Partner of Jones & Thompson, international shipping brokers; Trustee of Pacific Capital Cash Assets Trust since 1984, of Hawaiian Tax-Free Trust since 1985 and of Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Treasuries Cash Assets Trust since 1988; Chairman of Cole Group, a financial consulting and real estate firm, since 1985.

Anne J. Mills, Trustee, 167 Glengarry Place, Castle Pines
Village, Castle Rock, Colorado 80104

Vice President for Business Affairs of Ottawa University since 1992; Director of Customer Fulfillment, U.S. Marketing and Services Group, IBM Corporation, 1990-1991; Director of Business Requirements of that Group, 1988-1990; Director of Phase Management of that Group, 1985-1988; Budget Review Officer of the American Baptist Churches/USA since 1994; Director of the American Baptist Foundation since 1985; Trustee of Brown University; Trustee of Churchill Cash Reserves Trust since 1985, of Tax-Free Trust of Arizona since 1986, of Churchill Tax-Free Fund of Kentucky and Capital Cash Management Trust since 1987 and of Tax-Free Fund For Utah since 1994.

J. William Weeks, Trustee, 380 Madison Avenue, New York, New York
10017

Trustee of Narragansett Insured Tax-Free Income Fund since 1995; Senior Vice President of Tax-Free Fund of Colorado and Narragansett Insured Tax-Free Income Fund, 1992-1995; Vice President of Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon and Churchill Tax-Free Fund of Kentucky, 1990-1995; Senior Vice President or Vice President of the Bond and Equity Funds and Vice President of Short Term Asset Reserves and Pacific Capital Cash Assets Trust, 1984-1988; President and Director of Weeks & Co., Inc., financial consultants, since 1978; limited partner and investor in various real estate partnerships since 1988; Partner of Alex. Brown & Sons, investment bankers, 1966-1976; Vice President of Finance and Assistant to the President of Howard Johnson Company, a restaurant and motor lodge chain, 1961-1966; formerly with Blyth & Co., Inc., investment bankers.

John G. Welles, Trustee, 1133 Race Street 11 South, Denver,
Colorado 80206

Retired; Executive Director Emeritus of the Denver Museum of Natural History since 1995; Director of the Museum, 1987-1994; Regional Administrator of Region VIII, U.S. Environmental Protection Agency, 1983-1987; Vice President for Planning and Public Affairs of the Colorado School of Mines, 1974-1983; Member of the Board of Directors of Intra West Mortgage Corporation, 1976-1983; Member of the Board of Directors of the Gulf of Maine Foundation; formerly head of the Industrial Economics Division of the University of Denver Research Institute, consultant to the United Nations Conference on the Human Environment and to Business International, and Chairman of the Colorado Front Range Project; formerly Vice President and member of Ethics Commission of the American Association of Museums.

William C. Wallace, Vice President, 380 Madison Avenue, New York,
New York 10017

Vice President of Capital Cash Management Trust and Pacific Capital Cash Assets Trust since 1984; Senior Vice President of Hawaiian Tax-Free Trust since 1985 and Vice President, 1984-1985; Senior Vice President of Tax-Free Trust of Arizona since 1989 and Vice President, 1986-1988; Vice President of Tax-Free Trust of Oregon since 1986, of Churchill Tax-Free Fund of Kentucky since 1987, of Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Treasuries Cash Assets Trust since 1988 and of Narragansett Insured Tax-Free Income Fund since 1992; Secretary and Director of STCM Management Company, Inc. since 1974; President of the Distributor since 1995 and formerly Vice President of the Distributor, 1986-1992; Member of the Panel of Arbitrators, American Arbitration Association, since 1978; Assistant Vice President, American Stock Exchange, Market Development Division, and Director of Marketing, American Gold Coin Exchange, a subsidiary of the American Stock Exchange, 1976-1984.

Jean M. Smith, Vice President, 410 17th Street, Suite 1715,
Denver, Colorado 80208

Assistant Treasurer of Bradford Trust Company, 1977-1978; Staff
Supervisor of Wood Struthers & Winthrop, an investment advisory firm, 1976-1977; Client Administrator of Bradford Trust Company,
1972-1976.

Marie E. Aro, Vice President, 410 17th Street, Suite 1715,
Denver, Colorado 80202

Vice President and Mutual Fund marketing Director of Boettcher &
Company, Inc., a regional brokerage firm, 1981-1990; Marketing and Shareholder Services Representative with AIM Management Inc., a mutual funds adviser and underwriter, 1980-1981.

Rose F. Marotta, Chief Financial Officer, 380 Madison Avenue, New
York, New York 10017

Chief Financial Officer of the Aquila Money-Market Funds and the Aquila Bond and Equity Funds since 1991 and Treasurer, 1981-1991; formerly Treasurer of the predecessor of CCMT; Treasurer and Director of STCM Management Company, Inc., since 1974; Treasurer of Trinity Liquid Assets Trust, 1982-1986 and of Oxford Cash Management Fund, 1982-1988; Treasurer of InCap Management Corporation since 1982, of the Administrator since 1984 and of the Distributor since 1985.

Richard F. West, Treasurer, 380 Madison Avenue, New York, New
York 10017

Treasurer of the Aquila Money-Market Funds and the Aquila Bond and Equity Funds and of Aquila Distributors, Inc. since 1992; Associate Director of Furman Selz Incorporated, 1991-1992; Vice President of Scudder, Stevens & Clark, Inc. and Treasurer of Scudder Institutional Funds, 1989-1991; Vice President of Lazard Freres Institutional Funds Group, Treasurer of Lazard Freres Group of Investment Companies and HT Insight Funds, Inc., 1986-1988; Vice President of Lehman Management Co., Inc. and Assistant Treasurer of Lehman Money Market Funds, 1981-1985; Controller of Seligman Group of Investment Companies, 1960-1980.

Edward M. W. Hines, Secretary, 551 Fifth Avenue, New York, New
York 10176

Partner of Hollyer Brady Smith Troxell Barrett Rockett Hines & Mone LLP, attorneys, since 1989 and counsel, 1987-1989; Secretary of the Aquila Money-Market Funds and the Aquila Bond and Equity Funds since 1982; Secretary of Trinity Liquid Assets Trust, 1982-1985 and Trustee of that Trust, 1985-1986; Secretary of Oxford Cash Management Fund, 1982-1988.

John M. Herndon, Assistant Secretary, 380 Madison Avenue, New
York, New York 10017

Assistant Secretary of the Aquila Money-Market Funds and the Aquila Bond and Equity Funds since 1995 and Vice President of the Aquila Money-Market Funds since 1990; Vice President of the Administrator since 1990; Investment Services Consultant and Bank Services Executive of Wright Investors' Service, a registered investment adviser, 1983-1989; Member of the American Finance Association, the Western Finance Association and the Society of Quantitative Analysts.

Patricia A. Craven, Assistant Secretary & Compliance Officer, 380
Madison Avenue, New York, New York 10017

Assistant Secretary of the Aquila Money-Market Funds and the
Aquila Bond and Equity Funds since 1995; Counsel to the
Administrator and the Distributor since 1995; formerly a Legal
Associate for Oppenheimer Management Corporation, 1993-1995.

Compensation of Trustees

        For its fiscal year ended December 31, 1996, the Fund paid a total of $59,804 in compensation and reimbursement of expenses to those Trustees to whom it pays fees. No other compensation or remuneration of any type, direct or contingent, was paid by the Fund to its Trustees. The Fund does not pay fees to Trustees affiliated with the Administrator or to any of its officers.

        The Fund is one of the 14 funds in the Aquilasm Group of Funds, which consists of tax-free municipal bond funds, money market funds and two equity funds. The following table lists the compensation of all Trustees who received compensation from the Fund and the compensation they received during the Fund's fiscal year from other funds in the Aquilasm Group of Funds. None of such Trustees has any pension or retirement benefits from the Fund or any of the other funds in the Aquila group.


                                   Compensation        Number of
                                   from all            boards on
               Compensation        funds in the        which the
               from the            Aquilasm            Trustee
Name           Fund                Group               now serves
Tucker H.
Adams          $7,480              $10,042             2

Arthur K.
Carlson        $5,471              $50,827             7

William M.
Cole           $6,430              $41,144             5

Anne J.
Mills          $5,525              $28,184             6

J. William
Weeks          $7,257              $10,257             2

John G.
Welles         $7,461              $7,461              1



      ADDITIONAL INFORMATION AS TO MANAGEMENT ARRANGEMENTS

Additional Information as to the Advisory Agreement

     The Investment Advisory Agreement (the "Advisory Agreement") between the Fund and KPM Investment Management, Inc. (the
"Adviser") contains the provisions described below, in addition to those described in the Prospectus.

     The Advisory Agreement contains the following provisions as to the Fund's portfolio transactions. In connection with its duties to arrange for the purchase and sale of the Fund's portfolio securities, the Adviser shall select such broker-dealers ("dealers") as shall, in the Adviser's judgment, implement the policy of the Fund to achieve "best execution," i.e., prompt, efficient and reliable execution of orders at the most favorable net price. The Adviser shall cause the Fund to deal directly with the selling or purchasing principal or market maker without incurring brokerage commissions unless the Adviser determines that better price or execution may be obtained by paying such commissions; the Fund expects that most transactions will be principal transactions at net prices and that the Fund will incur little or no brokerage costs. The Fund understands that purchases from underwriters include a commission or concession paid by the issuer to the underwriter and that principal transactions placed through dealers include a spread between the bid and asked price. In allocating transactions to dealers, the Adviser is authorized to consider, in determining whether a particular dealer will provide best execution, the dealer's reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or commission available if the Adviser determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the dealer, viewed either in terms of the particular transaction or the Adviser's overall responsibilities as to the accounts as to which it exercises investment discretion. If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Adviser is authorized, in making such allocation, to consider (i) whether a dealer has provided research services, as further discussed below; and (ii) whether a dealer has sold shares of the Fund or any other investment company or companies having the Adviser as its investment adviser or having the same Administrator, sub-adviser or principal underwriter as the Fund. Such research may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries, as well as on market, economic or institutional activities. The Fund recognizes that no dollar value can be placed on such research services or on execution services, that such research services may or may not be useful to the Fund and/or other accounts of the Adviser and that research received by such other accounts may or may not be useful to the Fund.

     The expense limitation referred to in the Prospectus, if in effect, is implemented monthly so that at no time is there any unpaid liability under the limitation, subject to readjustment during the year.

     The Advisory Agreement may be terminated by the Adviser at any time without penalty upon giving the Fund sixty days' written notice, and may be terminated by the Fund at any time without penalty upon giving the Adviser sixty days' written notice, provided that such termination by the Fund shall be directed or approved by the vote of a majority of all its Trustees in office at the time or by the vote of the holders of a majority (as defined in the 1940 Act) of its voting securities at the time outstanding and entitled to vote; it automatically terminates in the event of its assignment (as so defined).

     The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Adviser is not liable for any loss sustained by the adoption of any investment policy or the purchase, sale or retention of any security and permits the Adviser to act as investment adviser for any other person, firm or corporation. The Fund agrees to indemnify the Adviser to the full extent permitted under the Fund's Declaration of Trust.

     The Advisory Agreement states that it is agreed that the Adviser shall have no responsibility or liability for the accuracy or completeness of the Fund's Registration Statement under the Securities Act of 1933 and the 1940 Act, except for the information supplied by the Adviser for inclusion therein.

        During the fiscal year ended December 31, 1996, all of the Fund's transactions were principal transactions and no brokerage commissions were paid.

Former Advisory Arrangements

        From the commencement of the Fund's operations in 1987 until April 19, 1991, Norwest Bank Denver, National Association ("NBD"), formerly known as United Bank of Denver National Association, provided investment advisory and other services to the Fund. It acted as the Fund's investment adviser under an investment advisory agreement until April 19, 1991, when, upon completion of the merger of NBD's parent, Norwest Colorado, Inc. ("NCI"), formerly known as United Banks of Colorado, into Norwest Corporation ("Norwest"), one of the banking subsidiaries of Norwest, Norwest Bank Minnesota, National Association ("Norwest Bank") became investment adviser to the Fund under an advisory agreement (the "Former Advisory Agreement"), and NBD, which after the merger became an indirect subsidiary of Norwest, became sub-adviser to the Fund under a sub-advisory agreement (the "Former Sub-Advisory Agreement"). Both agreements were approved by the shareholders of the Fund on March 28, 1991, went into effect on April 19, 1991 and remained in effect until terminated on October 1, 1992, when an advisory agreement with Kirkpatrick, Pettis, Smith, Polian, Inc. ("Kirkpatrick, Pettis") went into effect. That Agreement remained in effect until June 8, 1994 when the current Advisory Agreement went into effect. On July 1, 1994, with the approval of the Board of Trustees, Kirkpatrick, Pettis transferred the Advisory Agreement to its wholly owned subsidiary, the Adviser, which has acted as the Fund's adviser since that time using the same personnel. In 1996, Kirkpatrick, Pettis transferred ownership of the adviser to KFS Corporation, another subsidiary of their corporate parent, Mutual of Omaha Insurance Company.

        For the year ended December 31, 1996, advisory fees of $429,661 were paid or accrued to the Adviser, of which $7,388 was voluntarily waived. For the year ended December 31, 1995, advisory fees of $427,046 were paid or accrued to the Adviser, of which $49,985 was voluntarily waived. For the year ended December 31, 1994, advisory fees of $424,965 were paid or accrued to Kirkpatrick, Pettis until July 1, 1994, and to the Adviser thereafter, of which $63,762 was voluntarily waived.

Additional Information as to the Administration Agreement

     The Administration Agreement (the "Administration
Agreement") between Aquila Management Corporation, as
Administrator, and the Fund contains the provisions described below in addition to those described in the Prospectus.

     Since the Fund pays its own legal and audit expenses, to the extent that the Fund's counsel and accountants prepare or assist in the preparation of prospectuses, proxy statements and reports to shareholders, the costs of such preparation or assistance are paid by the Fund.

     The expense limitation referred to in the Prospectus, if in effect, is implemented monthly so that at no time is there any unpaid liability under the limitation, subject to readjustment during the year.

     The Administration Agreement may be terminated at any time without penalty by the Administrator upon sixty days' written notice to the Fund and the Adviser; it may be terminated by the Fund at any time without penalty upon giving the Administrator sixty days' written notice, provided that such termination by the Fund shall be directed or approved by a vote of a majority of the Trustees in office at the time, including a majority of the Trustees who are not interested persons of the Fund. In either case the notice provision may be waived.

     The Administration Agreement provides that the Administrator shall not be liable for any error in judgement or for any loss suffered by the Fund in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence of the Administrator in the performance of its duties, or from reckless disregard by it of its obligations and duties under the Administration Agreement. The Fund agrees to indemnify the Administrator to the full extent permitted by the Declaration of Trust.

        During the years ended December 31, 1996, 1995 and 1994 respectively, administration fees of $644,125 $640,488 and $637,386 were paid or accrued to the Administrator under the Administration Agreement of which $99,853, $228,480 and 254,945, respectively was voluntarily waived.

                 COMPUTATION OF NET ASSET VALUE

        The net asset value of the shares of each of the Fund's three classes is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open, by dividing the value of the Fund's net assets allocable to each class by the total number of its shares of such class then outstanding. However, Futures and options on them are valued at the last sales price on the principal commodities exchange on which the Future or option is traded or, if there are no sales, at the mean between the bid and asked prices as of the close of that exchange; such close may be later than 4:00 p.m., New York time. Securities having a remaining maturity of less than sixty days when purchased and securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. All other portfolio securities are valued at the mean between bid and asked quotations which, for Colorado Obligations, may be obtained from a reputable pricing service or from one or more broker-dealers dealing in Colorado Obligations, either of which may, in turn, obtain quotations from broker-dealers or banks which deal in specific issues. However, since Colorado Obligations are ordinarily purchased and sold on a "yield" basis by banks or dealers which act for their own account and do not ordinarily make continuous offerings, quotations obtained from such sources may be subject to greater fluctuations than is warranted by prevailing market conditions. Accordingly, some or all of the Colorado Obligations in the Fund's portfolio may be priced, with the approval of the Fund's Board of Trustees, by differential comparisons to the market in other municipal bonds under methods which include consideration of the current market value of tax-free debt instruments having varying characteristics of quality, yield and maturity. Any securities or assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund's Board of Trustees. In the case of Colorado Obligations, such procedures may include "matrix" comparisons to the prices for other tax-free debt instruments on the basis of the comparability of their quality, yield, maturity and other special factors, if any, involved. With the approval of the Fund's Board of Trustees, the Adviser may at its own expense and without reimbursement from the Fund employ a pricing service, bank or broker-dealer experienced in such matters to perform any of the above described functions.

     As indicated above, the net asset value per share of the Fund's shares will be determined on each day that the New York Stock Exchange is open. That Exchange annually announces the days on which it will not be open. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, that Exchange may close on days not included in that announcement.

Reasons for Differences in Public Offering Price

        As described herein and in the Prospectus, there are a number of instances in which the Fund's Class A Shares are sold or issued on a basis other than the maximum public offering price, that is, the net asset value plus the highest sales charge. Some of these relate to lower or eliminated sales charges for larger purchases, whether made at one time or over a period of time as under a Letter of Intent or right of accumulation. (See the table of sales charges in the Prospectus.) The reasons for these quantity discounts are, in general, that (i) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts; and (ii) they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons ("single purchasers") for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

        The reasons for the other instances in which there are reduced or eliminated sales charges for Class A Shares are as follows. Exchanges at net asset value are permitted because a sales charge has already been paid on the shares exchanged. Sales without sales charge are permitted to Trustees, officers and certain others due to reduced or eliminated selling expenses and/or since such sales may encourage incentive, responsibility and interest and an identification with the aims and policies of the Fund. Limited reinvestments of redemptions of Class A Shares and Class C Shares at no sales charge are permitted to attempt to protect against mistaken or incompletely informed redemption decisions. Shares may be issued at no sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such issuance is exempted in the 1940 Act from the otherwise applicable restrictions as to what sales charge must be imposed. In no case in which there is a reduced or eliminated sales charge are the interests of existing shareholders adversely affected since, in each case, the Fund receives the net asset value per share of all shares sold or issued.

                    AUTOMATIC WITHDRAWAL PLAN

     Any shareholder who owns or purchases Class A Shares or Class Y Shares of the Fund having a net asset value of at least $5,000 may establish an Automatic Withdrawal Plan under which he or she will receive a monthly or quarterly check in a stated amount, not less than $50. Stock certificates will not be issued for shares held under an Automatic Withdrawal Plan. All dividends and distributions must be reinvested. Shares will be redeemed on the last business day of the month or quarter as may be necessary to meet withdrawal payments.

     Redemption of shares for withdrawal purposes may reduce or even liquidate the account. Monthly or quarterly payments paid to shareholders may not be considered as a yield or income on investment.

                   ADDITIONAL TAX INFORMATION

        If you incur a sales commission on purchase of shares of one mutual fund (the original fund) and then sell such shares or exchange them for shares of a different mutual fund without having held them at least 91 days, you must reduce the tax basis for the shares sold or exchanged to the extent that the standard sales commission charged for acquiring shares in the exchange or later acquiring shares of the original fund or another fund is reduced because of the shareholder's having owned the original fund shares. The effect of the rule is to increase your gain or reduce your loss on the original fund shares. The amount of the basis reduction on the original fund shares, however, is added on the investor's basis for the fund shares acquired in the exchange or later acquired. The provision applies to commissions charged after October 3, 1989.

                  CONVERSION OF CLASS C SHARES

        Level-Payment Class Shares ("Class C Shares") of the Fund which you hold will automatically convert to Front-Payment Class Shares ("Class A Shares") of the Fund based on the relative net asset values per share of the two classes as of the close of business on the first business day of the month in which the sixth anniversary of the your initial purchase of such Class C Shares occurs. For these purposes, the date of your initial purchase shall mean (1) the first business day of the month in which such Class C Shares were issued to you, or (2) for Class C Shares of the Fund you have obtained through an exchange or series of exchanges under the Exchange Privilege (see "Exchange Privilege" in the Prospectus), the first business day of the month in which you made the original purchase of Class C Shares so exchanged. For conversion purposes, Class C Shares purchased through reinvestment of dividends or other distributions paid in respect of Class C Shares will be held in a separate sub-account. Each time any Class C Shares in your regular account (other than those in the sub-account) convert to Class A Shares, a pro-rata portion of the Class C Shares in the sub-account will also convert to Class A Shares. The portion will be determined by the ratio that your Class C Shares then converting to Class A Shares bears to the total of your Class C Shares not acquired through reinvestment of dividends and distributions.

     The availability of the conversion feature is subject to the continuing applicability of a ruling of the Internal Revenue Service ("IRS"), or an opinion of counsel, that: (1) the dividends and other distributions paid on Class A Shares and Class C Shares will not result in "preferential dividends" under the Code; and (2) the conversion of shares does not constitute a taxable event. If the conversion feature ceased to be available, the Class C Shares of the Fund would not be converted and would continue to be subject to the higher ongoing expenses of the Class C Shares beyond six years from the date of purchase. The Fund has no reason to believe that these conditions for the availability of the conversion feature will not continue to be met.

     If the Fund implements any amendments to its Distribution Plan that would increase materially the costs that may be borne under such Distribution Plan by Class A Shares shareholders, Class C Shares will stop converting into Class A Shares unless a majority of Class C Shares shareholders, voting separately as a class, approve the proposal.

                       GENERAL INFORMATION

Possible Additional Series

        If additional Series (as discussed in the Prospectus) were created by the Board of Trustees, shares of each such Series would be entitled to vote as a Series only to the extent permitted by the 1940 Act (see below) or as permitted by the Board of Trustees. Income and operating expenses would be allocated among two or more series in a manner acceptable to the Board of Trustees.

     Under Rule 18f-2 under the 1940 Act, as to any investment company which has two or more Series outstanding, on any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in that Rule) of the voting securities of each Series affected by the matter. Such separate voting requirements do not apply to the election of trustees or the ratification of the selection of accountants. Rule 18f-2 contains special provisions for cases in which an advisory contract is approved by one or more, but not all, Series. A change in investment policy may go into effect as to one or more Series whose holders so approve the change, even though the required vote is not obtained as to the holders of other affected Series.

   Ownership of Securities

        Of the Class A Shares of the Fund outstanding on March 31, 1997, Merrill, Lynch, Pierce, Fenner & Smith, Inc., P.O. Box 30561 New Brunswick, NJ held of record 1,137,704 shares (5.4%). On the basis of information received from those holders, the Fund's management believes that all of such shares are held for the benefit of clients.

        Of the Class C Shares of the Fund outstanding on March 31, 1997, PaineWebber F/B/O held 17,469 shares (19.1% of the class), and Everen Clearing Corp. (two accounts) held 17, 162 shares and 48,538 shares, (18.8% and 53.2% of the class). On the basis of information received from those holders, the Fund's management believes that all of such shares are held for the benefit of clients.

        Of the Class Y Shares of the Fund outstanding on March 31, 1997, Haws & Co. held 52,494 shares (99.9% of the class). On the basis of information received from those holders, the Fund's management believes that all of such shares are held for the benefit of clients.

        The Fund's management is not aware of any other person owning of record or beneficially 5% or more of the shares of any class of Fund's outstanding shares as of that date.

Indemnification of Shareholders and Trustees

     Under Massachusetts law, shareholders of a trust such as the Fund may, under certain circumstances, be held personally liable as partners for the obligations of the Fund. For shareholder protection, however, an express disclaimer of shareholder liability for acts or obligations of the Fund is contained in the Declaration of Trust which requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust provides for indemnification out of the Fund's property of any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Fund itself would be unable to meet its obligations.

     The Declaration of Trust further indemnifies the Trustees of the Fund out of the property of the Fund, and provides that they will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Underwriting Commissions

        During the year ended December 31, 1996, the aggregate dollar amount of sales charges on sales of shares in the Fund was $490,837 and the amount retained by the Distributor was $83,492.

Custodian and Auditors

     The Fund's Custodian, Bank One Trust Company, N.A., is responsible for holding the Fund's assets.

     The Fund's auditors, KPMG Peat Marwick LLP, perform an annual audit of the Fund's financial statements.

        The financial statements for the Fund for the year ended December 31, 1996, which are contained in the Annual Report for that fiscal year, are hereby incorporated by reference into the Additional Statement. Those financial statements have been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon is incorporated herein by reference.

                           APPENDIX A

              DESCRIPTION OF MUNICIPAL BOND RATINGS

Municipal Bond Ratings

     Standard & Poor's. A Standard & Poor's municipal obligation rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

     I. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

     II.  Nature of and provisions of the obligation;

     III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors rights.

     AAA Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Plus (+) or Minus (:): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

     Standard & Poor's ratings for municipal note issues are designated SP in order to help investors distinguish more clearly the credit quality of notes as compared to bonds. Notes bearing the designation SP-1 are deemed very strong or to have strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation. Notes bearing the designation SP-2 are deemed to have a satisfactory capacity to pay principal and interest.

     Moody's Investors Service. A brief description of the applicable Moody's Investors Service rating symbols and their meanings follows:

     Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

     Moody's Short Term Loan Ratings - There are four rating categories for short-term obligations, all of which define an investment grade situation. These are designated Moody's Investment Grade as MIG 1 through MIG 4. In the case of variable rate demand obligations (VRDOs), two ratings are assigned; one representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other representing an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When no rating is applied to the long or short-term aspect of a VRDO, it will be designated NR. Issues or the features associated with MIG or VMIG ratings are identified by date of issue, date of maturity or maturities or rating expiration date and description to distinguish each rating from other ratings. Each rating designation is unique with no implication as to any other similar issue of the same obligor. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issuer's specific structural or credit features.

     MIG1/VMIG1     This designation denotes best quality. There
                    is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG2/VMIG2     This designation denotes high quality.
                    Margins of protection are ample although not so large as in the preceding group.

     MIG3/VMIG3     This designation denotes favorable quality.
                    All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     MIG4/VMIG4     This designation denotes adequate quality.
                    Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

INVESTMENT ADVISER
KPM Investment Management, Inc.
1700 Lincoln Street, Suite 1300
Denver, Colorado 80203

ADMINISTRATOR
Aquila Management Corporation
380 Madison Avenue, Suite 2300
New York, New York 10017

BOARD OF TRUSTEES
Lacy B. Herrmann, Chairman
Tucker Hart Adams
Arthur K. Carlson
William M. Cole
Anne J. Mills
J. William Weeks
John G. Welles

OFFICERS
Lacy B. Herrmann, President
Jean M. Smith, Vice President
Marie Aro, Vice President
Rose F. Marotta, Chief Financial Officer
Richard F. West, Treasurer
Edward M.W. Hines, Secretary

DISTRIBUTOR
Aquila Distributors, Inc.
380 Madison Avenue, Suite 2300
New York, New York 10017

TRANSFER AND SHAREHOLDER SERVICING AGENT
Administrative Data Management Corp.
581 Main Street
Woodbridge, New Jersey 07095-1198

CUSTODIAN
Bank One Trust Company, N.A.
100 East Broad Street
Columbus, Ohio 43271

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
345 Park Avenue
New York, New York 10154

COUNSEL
Hollyer Brady Smith Troxell
  Barrett Rockett Hines & Mone LLP
551 Fifth Avenue
New York, New York 10176


AQUILA
[LOGO]
Tax-Free Fund
of
Colorado

A tax-free
income investment

[LOGO]

STATEMENT OF
ADDITIONAL
INFORMATION

One Of The
Aquilasm Group Of Funds

                    TAX-FREE FUND OF COLORADO
                    PART C: OTHER INFORMATION

ITEM 24. Financial Statements and Exhibits

  (a) Financial Statements:

   Included in Part A:
      Financial Highlights

   Incorporated by reference into Part B:
      Report of Independent Certified Public
      Accountants
      Statement of Investments as of
      December 31, 1996
      Statement of Assets and Liabilities
      as of December 31, 1996
      Statement of Operations for the year
      ended December 31, 1996
      Statement of Changes in Net Assets for the years ended December 31, 1996 and 1995
      Notes to Financial Statements

   Included in Part C:
      Consent of Independent Certified Public
      Accountants

  (b) Exhibits:

   (1) Supplemental Declaration of Trust Amending and
       Restating the Declaration of Trust (i)

   (2) By-laws (i)

   (3) Not applicable

   (4) Specimen share certificate (ii)

   (5) Investment Advisory Agreement (ii)

   (6) (a) Distribution Agreement (ii)

       (b) Sales Agreement (for brokerage firms) (ii)

       (c) Sales Agreement (for financial
           institutions) (ii)

       (d) Shareholder Services Agreement (i)

   (7) Not applicable

   (8) Custody Agreement (i)

   (9) (a) Transfer Agency Agreement (ii)

       (b) Administration Agreement (ii)

  (10) Opinion and consent of counsel (i)

  (11) Not applicable

  (12) Not applicable

  (13) Not Applicable

  (14) Not applicable

  (15) Distribution Plan (i)

  (15) (a) Shareholder Services Plan (i)

  (16) Schedule for computation of performance quotations (ii)

  (17)  Financial Data Schedules (ii)

  (18) Plan pursuant to Rule 18f-3
       under the 1940 Act (i)

 (i) Filed as an exhibit to Registrant's Post-Effective
     Amendment No. 10 dated April 26, 1996 and incorporated herein by reference.

(ii) Filed herewith.

ITEM 25. Persons Controlled By Or Under Common Control With
Registrant

   None

ITEM 26. Number of Holders of Securities

     As of April 17, 1997 Registrant had 4457 holders of record of its Class A Shares, 9 of its Class C Shares and 3 of its Class Y Shares.

ITEM 27. Indemnification

ITEM 27. Indemnification

     Subdivision (c) of Section 12 of Article SEVENTH of Registrant's Supplemental Declaration of Trust Amending and Restating the Declaration of Trust, filed as Exhibit 1 to Registrant's Post-Effective Amendment No. 15 dated March 28, 1996, is incorporated herein by reference. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the pay-ment by Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of Registrant in the successful defense of any action,suit, or proceeding) is asserted by such Trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. Business & Other Connections of Investment Adviser

     KPM Investment Management Inc., Registrant's investment adviser, is a registered investment adviser. For information about the business, profession, vocation, or employment of a substantial nature of the investment adviser, its directors, and its officers, reference is made to the Form ADV filed by it under the Investment Adviser's Act of 1940.

ITEM 29. Principal Underwriters

ITEM 29. Principal Underwriters

(a) Aquila Distributors, Inc. serves as principal underwriter to the following Funds, including the Registrant: Capital Cash Management Trust, Churchill Cash Reserves Trust, Churchill Tax-Free Fund of Kentucky, Hawaiian Tax-Free Trust, Narragansett Insured Tax- Free Income Fund, Pacific Capital Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, Pacific Capital U.S. Treasuries Cash Assets Trust, Prime Cash Fund, Tax-Free Fund For Utah, Tax-Free Fund of Colorado, Tax-Free Trust of Arizona, Aquila Rocky Mountain Equity Fund, Aquila Cascadia Equity Fund and Tax-Free Trust of Oregon.

 (b) For information about the directors and officers of Aquila
     Distributors, Inc., reference is made to the Form BD filed by it under the Securities Exchange Act of 1934.

 (c) Not applicable.

ITEM 30. Location of Accounts and Records

   All such accounts, books, and other documents are maintained by the adviser, the administrator, the custodian, and the transfer agent, whose addresses appear on the back cover pages of the Prospectus and Statement of Additional Information.

ITEM 31. Management Services

   Not applicable.

ITEM 32. Undertakings

  (a) Not applicable.

  (b) Not applicable.

  (c) The Registrant undertakes to provide to any person to whom the Prospectus is delivered a copy of its most recent annual report upon request and without charge.

                 Consent of Independent Auditors


To the Shareholders and Board of Trustees
Tax-Free Fund of Colorado:

We consent to the use of our report, dated February 14, 1997 incorporated herein by reference, and to the reference to our firm under the headings "Financial Highlights" in the Prospectus and "Custodian and Auditors" in the Statement of Additional Information.



New York, New York                 KPMG Peat Marwick LLP
April 25, 1997                     /s/KPMG Peat Marwick LLP

                           SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 28rd day of April, 1997.

                              TAX-FREE FUND OF COLORADO
                              (Registrant)

                                    /s/Lacy B. Herrmann
                               By____________________________
                               Lacy B. Herrmann, President
                                and Chairman of the Board


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement or Amendment has been signed below by the following persons in the capacities and on the date indicated.


/s/Lacy B. Herrmann                                    4/28/97
______________________     President, Chairman of     ___________
   Lacy B. Herrmann        the Board and Trustee
                           (Principal Executive
                           Officer)
/s/Tucker Hart Adams                                   4/28/97
______________________     Trustee                    ___________
   Tucker Hart Adams


/s/Arthur K. Carlson                                   4/28/97
______________________     Trustee                    ___________
  Arthur K. Carlson


/s/William M. Cole                                     4/28/97
______________________     Trustee                    ___________
   William M. Cole


/s/Anne J. Mills                                       4/28/97
______________________     Trustee                    ___________
     Anne J. Mills


/s/J. William Weeks                                    4/28/97
----------------------     Trustee                    -----------
J. William Weeks


/s/John G. Welles                                      4/28/97
______________________     Trustee                    ___________
   John G. Welles


/s/Rose F. Marotta                                     4/28/97
______________________    Chief Financial Officer     ___________
   Rose F. Marotta        (Principal Financial and
                          Accounting Officer)

                    TAX-FREE FUND OF COLORADO
                         EXHIBIT INDEX

Exhibit   Exhibit
Number    Name

(4)       Specimen share certificate

(5)       Investment Advisory Agreement

(6) (a)   Distribution Agreement

    (b)   Sales Agreement (for brokerage firms)

    (c)   Sales Agreement (for financial
          institutions)

(9) (a)   Transfer Agency Agreement

    (b)   Administration Agreement

(16)      Schedule for computation of performance
          quotations

(17)      Financial Data Schedules

          Correspondence